EXHIBIT 10.19
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)		RATING DO-A7	PAGE OF PAGES 1 128

2. CONTRACT (Proc. Inst. Ident.) NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
N00039-10-D-0032		10 Mar 2010

5. ISSUED BY	CODE	N00039	6. ADMINISTERED BY (If other than Item 5)	CODE	S0514A

COMMANDER, SPACE AND NAVAL WARFARE SYSTEMS COMMAND 02 CONTRACTS 4301 PACIFIC HIGHWAY SAN DIEGO CA 92110-3127			DCMA SAN DIEGO 7675 DAGGET ST SUITE 200 SAN DIEGO CA 921112241

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)				8. DELIVERY
VIASAT, INC.				[ ] FOB ORIGIN [ X ] OTHER (See below)

6155 EL CAMINO REAL				9. DISCOUNT FOR PROMPT PAYMENT
CARLSBAD CA 92009-1602

				10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise specified)
			TO THE ADDRESS		Block 6

CODE 47358		FACILITY CODE	SHOWN IN:

11. SHIP TO/MARK FOR	CODE		12. PAYMENT WILL BE MADE BY	CODE	HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS OH 43218-2381
See Schedule

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:			14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT                      See Schedule

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	108 - 127
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 34	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	35 - 44	X	J	LIST OF ATTACHMENTS	128
X	D	PACKAGING AND MARKING	45 - 55	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	56 - 57		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	58 - 61
X	G	CONTRACT ADMINISTRATION DATA	62 - 70		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	71 - 107		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X ] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)	18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number N00039-10-R-0011-0001 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents : (a) the Government’s solicitation and your offer, an (b) this award/contract.
No furt her contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Stephen E. Purcell Senior Contracts Manager		20A. NAME OF CONTRACTING OFFICER MELISSA L. HAWKINS TEL: 619 524 5626 EMAIL: melissa.hawkins@navy.mil

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

BY /s/ S. E.Purcell	February 24, 2010	BY /s/ Melissa L. Hawkins	10 MAR 2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 26 (REV. 4/2008)

Previous edition is usable	Prescribed by GSA FAR (48 CFR) 53.214(a)

N00039-10-D-0032

     Section B — Supplies or Services and Prices

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		250	Each	See Table 1	See Table 1
FFP
	MIDS-LVT (1) AN/USQ-140(V)1(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (1) — (AN/USQ-140(V)1(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		41	Each	See Table 1	See Table 1
FFP
	MIDS LVT(4) AN/USQ-140(V)4(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (4) — (AN/USQ-140(V)4(C), See Notes 1, 2, and 3
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		104	Each	See Table 1	See Table 1
FFP
	MIDS LVT(6) AN/USQ-140(V)6(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (6) — (AN/USQ-140(V)6(C), See Notes 1 and 2
	FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		21	Each	See Table 1	See Table 1
FFP
	MIDS LVT(7) AN/USQ-140(V)7(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (7) — (AN/USQ-140(V)7(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		91	Each	To Be Determined	TBD
FFP				(TBD)
	MIDS LVT(3) AN/USQ-140(V)3(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (3) - (AN/USQ-140(V)3(C), See Notes 2 and 9
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		70	Each	See Table 1	See Table 1
FFP
	MIDS LVT(2) AN/USQ-140(V)2(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (2) — (AN/USQ-140(V)2(C), See Notes 1 and 2
	FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		47	Each	See Table 1	See Table 1
FFP
	MIDS LVT(11) AN/USQ-140(V)11(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (11) — (AN/USQ-140(V)11(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		50	Each	See Table 1	See Table 1
FFP
	MIDS-LVT Spare LRUs and SRUs
	MIDS-LVT Spare Line Replaceable Units and Shop Replaceable Units (SRUs), See Note 1
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		1	Lot	NSP	NSP
FFP
	WARRANTY
	Warranty (Not Separately Priced — NSP), See Note 4
	FOB: Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		1	Lot	NSP	NSP
FFP
	Data Exhibit “A” (except CDRL A006)
	Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “A” (except Data Item A006) for CLINs 0001, 0002, 0003, 0004, 0005, 0006, 0007, 0008, and 0009 (Not Separately Priced — included in the price of CLINs 0001, 0002, 0003, 0004, 0005, 0006, 0007, 0008, and 0009)
	FOB: Destination

N00039-10-D-0032

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011 FFP		To Be Negotiated (TBN)	Lot	TBN	TBN
Engineering Services
(TBN) Engineering Services (FIRM FIXED PRICE), See Note 6
FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		TBN	Lot	TBN	TBN
CPFF
Engineering Services
(TBN) Engineering Services (Cost Plus Fixed Fee or Cost Plus Incentive Fee), See Notes 6 & 7
FOB: Destination
UNDEFINED
				MAX COST	TBN
				FIXED FEE	TBN

			TOTAL MAX COST + FIXED FEE		TBN

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0013
RESERVED

N00039-10-D-0032

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014		TBN	Lot	TBN	TBN
COST
TRAVEL
(TBN) Travel in support of CLINs 0011 and 0012, See Notes 5 & 6
FOB: Destination

				ESTIMATED COST	TBN

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015		1	Lot	NSP	NSP
FFP
	Data Exhibit “D”
	Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “D” for CLINs 0011 and 0012 (Not Separately Priced — included in the price of CLINs 0011 and 0012)
	FOB: Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1001		1	Lot	TBN	TBN
FFP
OPTION	Data Exhibit “A,” CDRL A006
	Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “A” — Data Item A006 only, Technical Data Package, See Notes 6 & 8
	FOB: Destination

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1002		1	Lot	NSP	NSP
FFP
OPTION	Rights in CDRL A006
	Technical Data Rights, Computer Software Rights, and Computer Software Documentation Rights in CDRL A006, TDP, See note 8
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2001		226	Each	See Table 1	See Table 1
FFP
OPTION	MIDS-LVT (1) AN/USQ-140(V)1(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (1) — (AN/USQ-140(V)1(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2002		38	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(4) AN/USQ-140(V)4(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (4) — (AN/USQ-140(V)4(C), See Notes 1, 2, and 3
	FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2003		94	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(6) AN/USQ-140(V)6(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (6) — (AN/USQ-140(V)6(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2004		19	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(7) AN/USQ-140(V)7(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (7) — (AN/USQ-140(V)7(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2005		78	Each	TBD	TBD
FFP
OPTION	MIDS LVT(3) AN/USQ-140(V)3(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (3) — (AN/USQ-140(V)3(C), See Notes 2 and 9
	FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2006		66	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(2) AN/USQ-140(V)2(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (2) — (AN/USQ-140(V)2(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2007		44	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(11) AN/USQ-140(V)11(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (11) — (AN/USQ-140(V)11(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2008		50	Each	See Table 1	See Table 1
FFP
OPTION	MIDS-LVT Spare LRUs and SRUs
	MIDS-LVT Spare Line Replaceable Units and Shop Replaceable Units (SRUs), See Note 1
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2009		1	Lot	NSP	NSP
FFP
OPTION	WARRANTY
	Warranty (Not Separately Priced — NSP), See Note 4
	FOB: Destination

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2010		1	Lot	NSP	NSP
FFP
OPTION	Data Exhibit “A” (except CDRL A006)
	Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “A” (except Data Item A006) for CLINs 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, and 2009 (Not Separately Priced — included in the price of CLINs 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, and 2009)
	FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2011		TBN	Lot	TBN	TBN
FFP
OPTION	Engineering Services
(TBN) Engineering Services (FIRM FIXED PRICE), See Note 6
FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2012		TBN	Lot	TBN	TBN
CPFF
OPTION	Engineering Services
(TBN) Engineering Services (Cost Plus Fixed Fee or Cost Plus Incentive Fee), See Notes 6 & 7
FOB: Destination
UNDEFINED
				MAX COST	TBN
				FIXED FEE	TBN

			TOTAL MAX COST + FIXED FEE		TBN

N00039-10-D-0032

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2013
OPTION	RESERVED

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2014		TBN	Lot	TBN	TBN
COST
OPTION	TRAVEL
(TBN) Travel in support of CLINs 2011 and 2012, See Notes 5 & 6
FOB: Destination

				ESTIMATED COST	TBN

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2015		1	Lot	NSP	NSP
FFP
OPTION	Data Exhibit “D”
	Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “D” for CLINs 2011 and 2012 (Not Separately Priced — included in the price of CLINs 2011 and 2012)
	FOB: Destination

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3001		203	Each	See Table 1	See Table 1
FFP
OPTION	MIDS-LVT (1) AN/USQ-140(V)1(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (1) — (AN/USQ-140(V)1(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3002		34	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(4) AN/USQ-140(V)4(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (4) — (AN/USQ-140(V)4(C), See Notes 1, 2, and 3
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3003		84	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(6) AN/USQ-140(V)6(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (6) — (AN/USQ-140(V)6(C), See Notes 1 and 2
	FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3004		17	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(7) AN/USQ-140(V)7(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (7) — (AN/USQ-140(V)7(C), See Notes 1 and 2
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3005		65	Each	TBD	TBD
FFP
OPTION	MIDS LVT(3) AN/USQ-140(V)3(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (3) — (AN/USQ-140(V)3(C), See Notes 2 and 9
	FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3006		62	Each	See Table 1	See Table 1
FFP
OPTION	MIDS LVT(2) AN/USQ-140(V)2(C)
	Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (2) — (AN/USQ-140(V)2(C), See Notes 1 and 2
	FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3007 FFP		42	Each	See Table 1	See Table 1
OPTION	MIDS LVT(11) AN/USQ-140(V)11(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (11) — (AN/USQ-140(V)11(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3008 FFP		50	Each	See Table 1	See Table 1
OPTION	MIDS-LVT Spare LRUs and SRUs MIDS-LVT Spare Line Replaceable Units and Shop Replaceable Units (SRUs), See Note 1 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3009 FFP		1	Lot	NSP	NSP
OPTION	WARRANTY Warranty (Not Separately Priced — NSP), See Note 4 FOB: Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3010 FFP		1	Lot	NSP	NSP
OPTION	Data Exhibit “A” (except CDRL A006)
Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “A” (except Data Item A006) for CLINs 3001, 3002, 3003, 3004, 3005, 3006, 3007, 3008, and 3009 (Not Separately Priced — included in the price of CLINs 3001, 3002, 3003, 3004, 3005, 3006, 3007, 3008, and 3009)
	FOB: Destination

N00039-10-D-0032

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3011 FFP		TBN	Lot	TBN	TBN
OPTION	Engineering Services (TBN) Engineering Services (FIRM FIXED PRICE), See Note 6 FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3012 CPFF		TBN	Lot	TBN	TBN
OPTION	Engineering Services (TBN) Engineering Services (Cost Plus Fixed Fee or Cost Plus Incentive Fee), See Notes 6 & 7 FOB: Destination UNDEFINED
	MAX COST				TBN
	FIXED FEE				TBN
	TOTAL MAX COST + FIXED FEE				TBN

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3013

OPTION	RESERVED

N00039-10-D-0032

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3014 COST		TBN	Lot	TBN	TBN
OPTION	TRAVEL (TBN) Travel in support of CLINs 3011 and 3012, See Notes 5 & 6 FOB: Destination
	ESTIMATED COST				TBN

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3015 FFP		1	Lot	NSP	NSP
OPTION	Data Exhibit “D”
Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “D” for CLINs 3011 and 3012 (Not Separately Priced — included in the price of CLINs 3011 and 3012)
	FOB: Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4001 FFP		172	Each	See Table 1	See Table 1
OPTION	MIDS-LVT (1) AN/USQ-140(V)1(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (1) — (AN/USQ-140(V)1(C), See Notes 1 and 2 FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4002 FFP		29	Each	See Table 1	See Table 1
OPTION	MIDS LVT(4) AN/USQ-140(V)4(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (4) — (AN/USQ-140(V)4(C), See Notes 1, 2, and 3 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4003 FFP		71	Each	See Table 1	See Table 1
OPTION	MIDS LVT(6) AN/USQ-140(V)6(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (6) — (AN/USQ-140(V)6(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4004 FFP		14	Each	See Table 1	See Table 1
OPTION	MIDS LVT(7) AN/USQ-140(V)7(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (7) — (AN/USQ-140(V)7(C), See Notes 1 and 2 FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4005 FFP		52	Each	TBD	TBD
OPTION	MIDS LVT(3) AN/USQ-140(V)3(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (3) — (AN/USQ-140(V)3(C), See Notes 2 and 9 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4006 FFP		58	Each	See Table 1	See Table 1
OPTION	MIDS LVT(2) AN/USQ-140(V)2(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (2) — (AN/USQ-140(V)2(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4007 FFP		39	Each	See Table 1	See Table 1
OPTION	MIDS LVT(11) AN/USQ-140(V)11(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (11) — (AN/USQ-140(V)11(C), See Notes 1 and 2 FOB: Origin

N00039-10-D-0032

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4008 FFP		50	Each	See Table 1	See Table 1
OPTION	MIDS-LVT Spare LRUs and SRUs MIDS-LVT Spare Line Replaceable Units and Shop Replaceable Units (SRUs), See Note 1 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4009 FFP		1	Lot	NSP	NSP
OPTION	WARRANTY Warranty (Not Separately Priced — NSP), See Note 4 FOB: Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4010 FFP		1	Lot	NSP	NSP
OPTION	Data Exhibit “A” (except CDRL A006)
Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “A” (except Data Item A006) for CLINs 4001, 4002, 4003, 4004, 4005, 4006, 4007, 4008, and 4009 (Not Separately Priced — included in the price of CLINs 4001, 4002, 4003, 4004, 4005, 4006, 4007, 4008, and 4009)
	FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4011 FFP		TBN	Lot	TBN	TBN
OPTION	Engineering Services (TBN) Engineering Services (FIRM FIXED PRICE), See Note 6 FOB: Destination

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MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4012 CPFF		TBN	Lot	TBN	TBN
OPTION	Engineering Services (TBN) Engineering Services (Cost Plus Fixed Fee or Cost Plus Incentive Fee), See Notes 6 & 7 FOB: Destination UNDEFINED
	MAX COST				TBN
	FIXED FEE				TBN
	TOTAL MAX COST + FIXED FEE				TBN

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4013
OPTION	RESERVED

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4014 COST		TBN	Lot	TBN	TBN
OPTION	TRAVEL (TBN) Travel in support of CLINs 4011 and 4012, See Notes 5 & 6 FOB: Destination
	ESTIMATED COST				TBN

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		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4015 FFP		1	Lot	NSP	NSP
OPTION	Data Exhibit “D”
Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “D” for CLINs 4011 and 4012 (Not Separately Priced — included in the price of CLINs 4011 and 4012)
	FOB: Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5001 FFP		125	Each	See Table 1	See Table 1
OPTION	MIDS-LVT (1) AN/USQ-140(V)1(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (1) — (AN/USQ-140(V)1(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5002 FFP		21	Each	See Table	1 See Table 1
OPTION	MIDS LVT(4) AN/USQ-140(V)4(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (4) — (AN/USQ-140(V)4(C), See Notes 1, 2, and 3 FOB: Origin

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		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5003 FFP		52	Each	See Table 1	See Table 1
OPTION	MIDS LVT(6) AN/USQ-140(V)6(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (6) — (AN/USQ-140(V)6(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5004 FFP		10	Each	See Table 1	See Table 1
OPTION	MIDS LVT(7) AN/USQ-140(V)7(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (7) — (AN/USQ-140(V)7(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5005 FFP		39	Each	TBD	TBD
OPTION	MIDS LVT(3) AN/USQ-140(V)3(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (3) — (AN/USQ-140(V)3(C), See Notes 2 and 9 FOB: Origin

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		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5006 FFP		55	Each	See Table 1	See Table 1
OPTION	MIDS LVT(2) AN/USQ-140(V)2(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (2) — (AN/USQ-140(V)2(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5007 FFP		36	Each	See Table 1	See Table 1
OPTION	MIDS LVT(11) AN/USQ-140(V)11(C) Multifunctional Information Distribution System Low Volume Terminals (MIDS- LVT (11) — (AN/USQ-140(V)11(C), See Notes 1 and 2 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5008 FFP		50	Each	See Table 1	See Table 1
OPTION	MIDS-LVT Spare LRUs and SRUs MIDS-LVT Spare Line Replaceable Units and Shop Replaceable Units (SRUs), See Note 1 FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5009 FFP		1	Lot	NSP	NSP
OPTION	WARRANTY Warranty (Not Separately Priced — NSP), See Note 4 FOB: Destination

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		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5010 FFP		1	Lot	NSP	NSP
OPTION	Data Exhibit “A” (except CDRL A006)
Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “A” (except Data Item A006) for CLINs 5001, 5002, 5003, 5004, 5005, 5006, 5007, 5008, and 5009 (Not Separately Priced — included in the price of CLINs 5001, 5002, 5003, 5004, 5005, 5006, 5007, 5008, and 5009)
	FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5011 FFP		TBN	Lot	TBN	TBN
OPTION	Engineering Services (TBN) Engineering Services (FIRM FIXED PRICE), See Note 6 FOB: Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5012 CPFF		TBN	Lot	TBN	TBN
OPTION	Engineering Services (TBN) Engineering Services (Cost Plus Fixed Fee or Cost Plus Incentive Fee), See Notes 6 & 7 FOB: Destination UNDEFINED
	MAX COST				TBN
	FIXED FEE				TBN
	TOTAL MAX COST + FIXED FEE				TBN

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
5013
OPTION	RESERVED

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5014 COST		TBN	Lot	TBN	TBN
OPTION	TRAVEL (TBN) Travel in support of CLINs 5011 and 5012, See Notes 5 & 6 FOB: Destination
				ESTIMATED COST	TBN

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
5015 FFP		1	Lot	NSP	NSP
OPTION	Data Exhibit “D”
Data in accordance with Contract Data Requirements List (CDRL), DD Form 1423, Exhibit “D” for CLINs 5011 and 5012 (Not Separately Priced - included in the price of CLINs 5011 and 5012)
	FOB: Destination

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          PRICE LIST A WARRANTY

PRICE LIST A: WARRANTY UNIT PRICES
LEVEL OF COVERAGE
	FIRST	SECOND	THIRD	FOURTH	FIFTH
	ORDERING	ORDERING	ORDERING	ORDERING	ORDERING
	PERIOD	PERIOD	PERIOD	PERIOD	PERIOD
	4 years/ no	4 years/ no	4 years/ no	4 years/ no	4 years/ no
	associated	associated	associated	associated	associated
ITEM	hours	hours	hours	hours	hours
MIDS-LVT(1) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(4) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(6) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(7) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(3) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(1) Receiver-Transmitter LRU	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(4) Receiver-Transmitter LRU	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(6) Receiver-Transmitter LRU	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(7) Receiver-Transmitter LRU	[***]	[***]	[***]	[***]	[***]
Chassis/Harness SRU	[***]	[***]	[***]	[***]	[***]
Internal Power Supply SRU	[***]	[***]	[***]	[***]	[***]
Power Amplifier Interface SRU	[***]	[***]	[***]	[***]	[***]
DP/AV MUX SRU	[***]	[***]	[***]	[***]	[***]
Signal Message Processor SRU	[***]	[***]	[***]	[***]	[***]
Receiver/Synthesizer SRU	[***]	[***]	[***]	[***]	[***]
Exciter/IPF SRU	[***]	[***]	[***]	[***]	[***]
RTI/Discretes SRU	[***]	[***]	[***]	[***]	[***]
TP/GND MUX SRU	[***]	[***]	[***]	[***]	[***]
AC Adapter LRU	[***]	[***]	[***]	[***]	[***]
Voice SRU	[***]	[***]	[***]	[***]	[***]
TACAN SRU	[***]	[***]	[***]	[***]	[***]
Remote Power Supply LRU	[***]	[***]	[***]	[***]	[***]
High Power Amplifier Group (HPAG) Interface Assembly (HIA) Auxiliary LRU	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(11) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(2) Radio Terminal Set	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(11) Receiver-Transmitter LRU	[***]	[***]	[***]	[***]	[***]
MIDS-LVT(2) Receiver-Transmitter LRU	[***]	[***]	[***]	[***]	[***]
Chassis/Harness SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Internal Power Supply (IPS) SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Power Amplifier SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Signal Message Processor SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Receiver/Synthesizer SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Exciter/IPF SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
RTI/Discretes SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
DP/Dual ADDSI SRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Voice SRU — LVT(11) only	[***]	[***]	[***]	[***]	[***]
Mounting Base Auxiliary LRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Cooling Unit LRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
PSA LRU — LVT(2)/(11) only	[***]	[***]	[***]	[***]	[***]
Ancillary Set — LVT(2) only	[***]	[***]	[***]	[***]	[***]
Ancillary Set with Voice — LVT(11) only	[***]	[***]	[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CLIN NOTES
NOTES:
1. The Contractor’s pricing curves, which are incorporated in the contract via Clause B-4, will be used to price all MIDS-LVT and spare LRUs and SRUs ordered under this contract, including the ordering periods covered by Options two (2) through five (5), unless the Government issues a request for proposal (RFP) to the Contractor that (a) calls for pricing curve improvements or (b) makes changes to the current MIDS LVT requirements.
2. The combined minimum and maximum quantities to be ordered for each ordering period under CLINs 0001 through 0004, CLIN 0005, CLIN 0006 through 0007, 2001 through 2004, CLIN 2005, CLIN 2006 through 2007, 3001 through 3004, CLIN 3005, CLIN 3006 through 3007, 4001 through 4004, CLIN 4005, CLIN 4006 through 4007, 5001 through 5004, 5005, and 5006 through 5007 are as follows:
First Year Ordering Period:

0001-0004:	0005:	0006-0007 :
MIN:12 MAX:416	MIN: 0 MAX: 91	MIN: 0 MAX: 117
Second Year Ordering Period:

2001-2004:	2005:	2006-2007:
MIN: 0 MAX:377	MIN: 0 MAX: 78	MIN: 0 MAX: 110
Third Year Ordering Period:

3001-3004:	3005:	3006-3007:
MIN: 0 MAX:338	MIN: 0 MAX: 65	MIN: 0 MAX: 104
Fourth Year Ordering Period:

4001-4004:	4005:	4006-4007:
MIN:0 MAX:286	MIN: 0 MAX: 52	MIN: 0 MAX: 97

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Fifth Year Ordering Period:

5001-5004:	5005:	5006-5007:
MIN: 0	MIN: 0	MIN: 0
MAX: 208	MAX: 39	MAX: 91
3. Any MIDS LVT(4) terminals (AN/USQ-140(V)4(C)) ordered under this contract with the term “NSIO” in the Section B schedule in an individual delivery order are required to be delivered with CORE, NCP, and NSIO software in accordance with Clause H-41.
4. Each individual delivery order will state whether or not a warranty is ordered for a particular MIDS LVT or spare LRU/SRU subCLIN. The prices for the MIDS LVT warranty or LRU/SRU warranties will be listed in Price List A. When a warranty is ordered for a particular MIDS LVT and LRU/SRU subCLIN, the warranty price will be included in the subCLIN terminal or LRU/SRU unit price under which the warranty terminal or LRU/SRU is ordered.
5. Travel shall be charged in support of the Engineering Services CLINs only if the Cost/No Fee CLIN for Travel is included in an individual delivery order for those services.
6. These CLINs must be negotiated before they may be ordered.
7. These CLINs may be negotiated in individual delivery/task orders on a CPFF or CPIF basis.
8. If ordered, the data, software, and software documentation rights associated with CLIN 1002 will be included in the price of CLIN 1001.
9. The pricing of MIDS-LVT(3) (AN/USQ-140V(3)(C)) shall be established at a later date as a within scope adjustement to the contract.

B-1. 5252.216-9200 PAYMENT OF FIXED FEE (COMPLETION TYPE) (JAN 1989) (APPLICABLE TO ALL COST PLUS FIXED FEE CLINS *)
FIXED FEE: $             **            . The Government shall make payment to the Contractor when requested as work progresses, but no more frequently than biweekly, on account of the fixed fee, equal to          **          percent of the amounts invoiced by the Contractor under the “Allowable Cost and Payment” clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the “Fixed Fee” clause. In the event of discontinuance of the work in accordance with the clause of this contract entitled “Limitation of          ***        , the fixed fee shall be redetermined by mutual agreement equitably to reflect the diminution of the work performed; the amount by which such fixed fee is less than, or exceeds payments previously made on account of fee, shall be paid, or repaid by, the Contractor, as the case may be.

*	This clause will be included in all cost plus fixed fee completion type delivery orders.

**	These elements will be completed in individual delivery orders.

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***	If the delivery order is fully funded, this will state “Cost.” If the delivery order is not fully funded, this will state “Funds.”

B-2. 5252.216-9201 PAYMENT OF FIXED FEE BASED ON STAFF-HOURS (TERM TYPE) (NOV 2003) (APPLICABLE TO ALL COST PLUS FIXED FEE CLINS*)
The fixed fee for work performed under this contract is $          **           [Contracting officer insert the negotiated fixed fee amount], provided that not less than         **           [Contracting officer insert negotiated number of hours] staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than         **           [Contracting officer insert negotiated number of hours] staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more frequently than biweekly, on account of the fixed fee, equal to         **           [Contracting officer insert percentage] percent of the amounts invoiced by the Contractor under the “Allowable Cost and Payment” clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the “Fixed Fee” clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee due the contractor shall be paid to the Contractor, and any overpayment of fixed fee shall be repaid to the Government by the Contractor, or otherwise credited to the Government, at the time of final payment.

*	This clause will be included in all cost plus fixed fee term type (i.e., level of effort) delivery orders.

**	These elements will be completed in individual delivery orders.

B-3. 5252.216-9203 PAYMENT OF INCENTIVE FEE (JAN 1989) (APPLICABLE TO ALL COST PLUS INCENTIVE FEE CLINS*)
TARGET COST (Exclusive of Fee): $        **        .
MINIMUM FEE: $        **          .
MAXIMUM FEE: $        **          .
SHARE RATIO:         **          .
The allowable cost and incentive fee hereunder shall be paid in accordance with the clauses of the contract entitled “Allowable Cost and Payment” and “Incentive Fee”.

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The Government shall make payment on account of the target fee of           **           percent (%) of the amounts payable under each invoice for the work performed, subject however, to the withholding provisions of paragraph (c) of the “Incentive Fee” clause of this contract.
In the event of discontinuance of the work in accordance with the clause entitled “Limitation of         **           [Contracting officer insert “Cost” or “Funds” as appropriate],” the fee shall be redetermined by mutual agreement equitably to reflect the diminution of the work performed; the amount by which such fee is less than or exceeds, payments previously made on account of fee, shall be paid to, or repaid by, the Contractor, as the case may be.

*	This clause will be included in all cost plus incentive fee type delivery orders.

**	These elements will be completed in individual delivery orders.

B-4. PRICES FOR MIDS-LVT’s AND SPARES (APPLICABLE TO CLINS 0001 THROUGH 0007, 2001 THROUGH 2007, 3001 THROUGH 3007, 4001 THROUGH 4007, and 5001 THROUGH 5007)
(a) The MIDS-LVT Pricing Structure described herein generates the firm-fixed-prices for all quantities of SRUs, LRUs and fully configured terminals identified in each delivery order over the life of the contract. Per Clause H-5 “Method of Selection for Issuance of Delivery Orders”, the contractor may submit price improvements to its Pricing Structure at any time. The Government, however, is not obligated to accept price improvements and incorporate them into the contract.
(b) The Pricing Structure provides individual firm-fixed-prices by applying a learning curve formula with an additional rate curve to account for the potential economies of scale, or small lot sizes, with each delivery order. For each MIDS module listed in Table 1, the Pricing Structure will identify the associated learning and rate curves and the theoretical first unit price adjusted for a rate of one unit (T1R1). The learning curve value represents a combined labor and material slope.
(c) The T1R1 price for each MIDS module includes all material costs, subcontract costs, other direct costs, direct and indirect manufacturing labor costs, direct and indirect engineering labor costs, inclusive of, but not limited to, systems engineering, program management, and configuration and data management activities, other indirect costs in approved Forward Pricing Rate Agreements and profit. Other indirect costs may include General and Administrative costs and Facilities Capital Cost of Money. The Pricing Structure may include escalation.
(d) The number of individual MIDS modules and IAT&C efforts being produced for a particular delivery order will be calculated by adding the quantities of respective modules and IAT&C requirements for MIDS-LVTs and spares. Commonality between LVT(1) and LVT(2) modules will be maximized to achieve economic savings by combining common module requirements. The calculated quantity of MIDS modules to be ordered is entered into the Pricing Structure

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formula which then produces a firm fixed average unit price for each module and IAT&C effort. The average unit price of an SRU module represents the spares purchase unit price for that SRU module. The purchase unit prices for a MIDS-LVT configuration or a spare Main Terminal LRU are calculated by summing the average unit prices for the required SRUs and IAT&C efforts to build the respective MIDS-LVT configuration or spare Main Terminal LRU.
(e) The Pricing Structure will identify the learning curve theory and formula variable definitions in Table 2.

B-5. 5252.232-9400 LIMITATION OF LIABILITY—INCREMENTAL FUNDING (JAN 1992) (APPLICABLE TO ALL COST REIMBURSEMENT CLINS*)
This task/delivery order is incrementally funded and the amount currently available for payment hereunder is limited to $        **           inclusive of fee. It is estimated that these funds will cover the cost of performance through           **           . Subject to the provisions of the FAR 52.232-22 “Limitation of Funds” clause of this contract, no legal liability on the part of the Government for payment in excess of $        *           shall arise unless additional funds are made available and are incorporated as modifications to this contract.

*	This clause will be included in all task or delivery orders that are incrementally funded.

**	These elements will be completed in individual delivery orders.

B-6. FAR 52.217-7 OPTION FOR INCREASED QUANTITY — SEPARATELY PRICED LINE ITEM (MAR 1989) (APPLICABLE TO CLINS 1001 — 1002)
The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within five years after the award of the contract. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

B-7. FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000) (APPLICABLE TO CLINS 2001 — 2015, 3001 — 3015, 4001 — 4015, and 5001 — 5015)
(a) The Government may extend the term of this contract by written notice to the Contractor at any time before the current term expires, provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

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(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) years.
TABLE 1
TABLE 1
Please refer to Clause B-4

		Learning	Rate
MIDS Modules	T1R1	Curve	Curve
Chassis/Harness SRU — LVT(1)	*	*	*
Internal Power Supply SRU	*	*	*
Power Amplifier Interface SRU	*	*	*
Voice SRU	*	*	*
Tailored Processor/Ground Mux SRU	*	*	*
Data Processor/Avionics Mux SRU	*	*	*
Signal Message Processor SRU**	*	*	*
RTI/Discretes SRU	*	*	*
Receiver/Synthesizer SRU	*	*	*
TACAN SRU	*	*	*
Exciter/IPF SRU	*	*	*
Remote Power Supply LRU	*	*	*
HPAG Interface Assembly LRU	*	*	*
AC Adapter LRU	*	*	*
Chassis/Harness SRU — LVT(2)/(11)	*	*	*
Data Processor/Dual ADDSI SRU - LVT(2)/(11)	*	*	*
Power Supply Assembly — LVT(2)/(11)	*	*	*
Cooling Unit LRU — LVT (2)/(11)	*	*	*
Mounting Base LRU — LVT(2)/(11)	*	*	*
Interconnect Cables — LVT(2)	*	*	*
Interconnect Cables — LVT(11)	*	*	*
MIDS-LVT(3)	*	*	*

*	These amounts are included in the ViaSat Pricing Model submitted with its proposal Number 091129.A. This Pricing Model is incorporated by reference into this contract.

**	Includes U-TVB CTIC/DS-101 Hybrid
TABLE 2
TABLE 2
Please refer to Clause B-4

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Learning Curve Formula	Y = A(X)[b](Q)[r]
Learning Curve Theory	Unit or Cumulative Average *

Variable	Definitions
Y	*
A	*
X	*
b	Learning Curve Slope
Q	Delivery Order Quantity
r	Rate Curve Slope

*	To be completed by the contractor.
NOTE: THOUGH TABLES 1 AND 2 AND THEIR CONTENTS ARE INCORPORATED INTO THE CONTRACT WITH FULL FORCE AND EFFECT, THE DATA CONTAINED WITHIN THIS DOCUMENT ARE NOT DISCLOSED IN PUBLICLY DISTRIBUTED COPIES OF THIS CONTRACT DUE TO THE CONTRACTOR-SENSITIVE NATURE OF THE DATA. THE CONTENTS OF TABLES 1 AND 2 ARE CONSIDERED TO BE PROPRIETARY.
TABLE 3
TABLE 3
Table 3 — This table identifies the license rights that the Contractor will provide the U.S. Government in the technical data, computer software, and computer software documentation to be delivered under this contract. The following symbol (“—”) under the price column indicates that the U.S. Government is not entitled to purchase the technical data/computer software rights associated with that CDRL. A $0 (zero) indicates that the rights noted in the table associated with that CDRL will be provided to the U.S. Government at no cost. If any of the technical data or computer software listed below is updated after it has been ordered under the contract, the Contractor shall deliver the same license rights to the updated technical data or computer software as that obtained in the original technical data and software at no additional cost to the Government

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		Technical Data/
		Computer Software
CDRL	Description	Rights Classification	Price
A001	Acceptance Test Procedures	Unlimited		$0
A002	Acceptance Test Procedures (LRU)(SRU)	Unlimited		$0
A003	Production Metrics	Unlimited		$0
A004	Hazardous Material Summary Report	Unlimited		$0
A005	Contractor Repair Database	Unlimited		$0
A006	Technical Data Package	*	$	*
A007	Regression Verification Procedure (RVP)	Unlimited		$0
A008	Regression Verification Report (RVR)	Unlimited		$0
A009	Engineering Change Proposal (ECP) Class I	Unlimited		$0
A010	Notice of Revision (NOR)	Unlimited		$0
A011	ECP Product Baseline (PBL)	Unlimited		$0
A012	ECP Class II	Unlimited		$0
A013	Request for Deviation (RFD)	Unlimited		$0
A014	Configuration Management Accounting Report (CMAR)	Unlimited		$0
A015	Configuration Data Information	Unlimited		$0
A016	Data Accession List	Unlimited		$0

*	If the Government orders data item A006, the Government’s data and software rights in that data item will be in accordance with the DFARS data and software rights clauses in the contract unless the Government and Contractor agree on data and software rights for the Government that are greater than those obtained by the Government via those DFARS clauses.

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Section C — Descriptions and Specifications

C-1 SPECIFICATIONS/STATEMENT OF WORK
CLINs 0001 through 0010, and, if exercised, options CLINs 1001, 1002, 2001 through 2010, 3001 through 3010, 4001 through 4010, and 5001 through 5010 shall be performed in accordance with the Statement of Work (SOW) for the MIDS LVT Production (Attachment “A”).
CLINs 0011 through 0015, and, if exercised, option CLINs 2011 through 2015, 3011 through 3015, 4011 through 4015, and 5011 through 5015 shall be performed in accordance with the SOW for MIDS Engineering Services (Attachment “D”).

C-2 REQUIREMENT FOR INTERCHANGEABILITY OF PARTS (APPLICABLE TO ALL MIDS LVT LRUs AND SRUs SUPPLIED OR REPAIRED UNDER THIS CONTRACT)
1) Interchangeable LRUs and SRUs
The LRUs and SRUs required to be interchangeable under this contract are the following:
LVT (1), (4), (5), (6), (7), (8), (9), (10) LRUs are defined as the following
Receiver Transmitter
Remote Power Supply
High-Power Amplifier Group (HPAG) Interface Assembly
AC Adapter
LVT (1), (4), (5), (6), (7), (8), (9), (10) SRUs are defined as the following:
Data Processor/Avionics MUX
Tailored Processor/Ground MUX
Voice Processor
Signal Message Processor
RT Interface/Discretes
Receiver/Synthesizers
Exciter/Interference Protection Features
Power Amplifier/Antenna Interface Unit
TACAN
Internal Power Supply
Chassis/Harness/Motherboard — (LVT (1), (4), (5), (6), (7), (8), (9), (10))
LVT (2), (11) LRUs are defined as the following:
Receiver Transmitter

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Cooling Unit
Mounting Base
Power Supply Assembly
LVT (2), (11) SRUs are defined as the following:
Data Processor /Dual ADDSI
Chassis/Harness/Motherboard (LVT(2), (11) unique)
Voice Processor (LVT (11) only)
Signal Message Processor
RT Interface/Discretes
Receiver Synthesizer
Exciter/Interference Protection Features
Power Amplifier/Antenna Interface Unit
Internal Power Supply
2) Interchangeability Definition
For the purposes of this contract, two-way interchangeability is defined as the replacement of any single LRU or SRU from Vendor A’s Radio Terminal Set, into Vendors B’s Radio Terminal Set, or Vendor B’s Radio Terminal Set, into Vendors A’s Radio Terminal Set, with no degradation of Radio System, LRU or SRU performance.
3) Vendor to Vendor Interchangeability
(a) All LRUs and SRUs manufactured under Contracts N00039-10-D-0031 and N00039-10-D-0032 shall be two-way interchangeable with the LRUs and SRUs of any other awardees of MIDS production contracts under this solicitation. The offeror shall be responsible for any and all retrofit activities resulting from contractor demonstration of vendor-to-vendor interchangeability or Government verification of vendor-to-vendor interchangeability.

C-3. EXCLUSION OF MERCURY
Mercury or mercury containing compounds shall not be intentionally added or come in direct contact with hardware or supplies furnished under this contract.

C-4. CONTRACT FIELD SERVICES

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(a) CLINs 0011 through 0012, and, if exercised, CLINs 2011 through 2012, 3011 through 3012, 4011 through 4012, and 5011 through 5012: The Contractor shall provide competent technical personnel (technicians/engineers) to perform the services described in Attachment “D,” Statement of Work for MIDS Engineering Services.
(b) Technical/engineering services shall be provided at the specific locations and within the time frame designated in individual delivery/task orders.
(c) Travel under CLIN 0014, and, if exercised, CLINs 2014, 3014, 4014, and 5014, with due celerity necessary for the performance of such services, shall be included in computing the staff-days of service, provided that the Contractor shall not be paid for more than one staff-day of service for any one technician/engineer for any one calendar day. The Contractor shall be paid the prices per staff-day as set forth in the schedule for each staff-day of services rendered, which is agreed to be the service of one technician/engineer for one day of eight hours, Monday through Friday (excluding holidays).
(d) Overtime shall be paid for work performed in excess of forty (40) hours during a standard five (5) day workweek, plus all work performed on Saturdays, Sundays, and National Holidays, and those local holidays observed at the place of assignment. Overtime shall be performed only when authorized by the Procuring Contracting Officer identified in this contract.
(e) “Domestic Duty” means service(s) rendered within the continental United States, excluding Alaska and Hawaii, and services rendered on United States Navy Ships in ports within the continental United States or at sea, provided the vessel does not enter port outside the continental United States and is not continuously at sea for a period in excess of five (5) working days. “Foreign Duty” means service(s) rendered outside the continental United States, including Alaska and Hawaii, and services on United States Navy ships entering ports outside the continental United States, or duty aboard Navy ships while underway, for a continuous period in excess of five (5) days. Time chargeable under this rate aboard ship is from time of departure to time of return to a port within the continental United States. “Hazardous Duty” means any day on assignment in a combat zone specified in Executive Order 11216 dated 24 April 1969 as may be amended.
(f) Persons assigned to render services hereunder shall at all times be in the employ and under the direction and control of the Contractor and shall not be employees of the Government. Statements of work and/or description of tasks for the technical/engineering services will be provided to the Contractor by the Purchasing Contracting Officer, Administrative Contracting Officer, or from the Commanding Officer of the activity to which the technician/engineer is assigned, if the situation warrants on-site development of statements of work and/or task descriptions. Every action is to be in consonance with the terms of this contract.
(g) Technician/engineer technical qualifications necessary to provide services required hereunder shall be subject to review and approval of the Government. The technician/engineer shall be a citizen of the United States unless the written approval of the Secretary of the Navy has first been obtained. Upon written request the Contractor shall immediately reassign or recall from

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service under this contract any engineer who the Government finds unsatisfactory for reasons of security or misconduct.
(h) The Government may require less than the total amount of services set forth above be furnished. In such event or in the event that the Government does not designate times and places sufficient for the full performance of said total amount of services within the period provided therefore, those services not furnished shall be deemed to be terminated at no cost to the Government. Such termination and any appropriation adjustments occasioned thereby shall be evidenced by a written document signed by the Contracting Officer and mailed or otherwise furnished to the Contractor.
(i) Invoices submitted for these technical/engineering services shall be submitted in accordance with the requirements of Section G of this contract and shall contain the name of technician/engineer, date and place of performance, contract service authority identification, and brief description of services performed. The invoice shall be accompanied by the original certification by a responsible U.S. Government official at the activity where the services were performed. A copy of each such invoice shall be submitted to the Contracting Officer’s Representative (COR) identified in this contract.
The costs to be reimbursed shall be those costs accepted by the cognizant auditor, Defense Contract Audit Agency as chargeable in accordance with the principles for the determination of cost set forth in Subpart 31.2 of the Federal Acquisition Regulation as in effect on the date of this contract.
Invoices submitted shall be supported by a statement of cost incurred by the Contractor and claimed to be reimbursable. Such invoices and statements of cost shall be in such form and reasonable detail as the cognizant auditor, Defense Contract Audit Agency shall require. Promptly after submission of each interim invoice and statement of cost, the Government shall make provisional payment of the amount shown thereon. At any time or times prior to final payment the cognizant auditor, Defense Contract Audit Agency may make such audit of the invoices and statement of cost as it shall deem proper.
Each provisional payment shall be subject to reduction to the extent of amount included in the related invoice and statement of cost which are found not to be reimbursable under the CLINs specified in the above paragraphs of this clause and shall also be subject to reduction for overpayments or to increase for underpayment on preceding invoices. As soon as practicable after submission by the Contractor of final invoice and statement of cost, the Government shall pay any balance due under the CLINs identified in the above paragraphs in this clause. All disputes under this clause shall be decided in accordance with the provisions of the clause hereof entitled “Disputes”.
(j) The Contractor shall be reimbursed for reasonable subsistence costs incurred by the employee in accordance with FAR 31.205-46 in an amount not exceeding the amounts allowed by the Defense Travel Management Office (http://www.defensetravel.dod.mil/) per person, per day. Subsistence shall be paid on a per diem basis and only when an engineer is on assignment away from the immediate area of the plant location.

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(k) The Contractor shall be reimbursed reasonable transportation costs in accordance with FAR 31.205-46.
     (1) Domestic Travel. The Contractor agrees, in the performance of necessary domestic travel, to use the lowest cost mode commensurate with the requirements of the mission and in accordance with good traffic management principles. Airfare costs in excess of the lowest customary standard coach, tourist class, or equivalent fare are unallowable unless the justification required by FAR 31.205-46 is provided. Domestic travel includes travel between the Contractor’s plant (or physical location of employee performing travel) and U.S. Port of Entry/Port of Departure when travel to and from overseas areas is required.
     (2) Travel to, from, and between overseas areas. The Contractor agrees that, to the maximum extent practicable, transportation from a U.S. Port of Departure, between overseas areas, and to a U.S. Port of Entry, if required, will be provided by the Government either by military or commercial air, whichever is economically appropriate and meets mission requirements. When the cost of such transportation is to be paid directly by the Government to a commercial carrier, such payment will be by use of a Government Transportation Request (GTR), and will be paid from funds allocated in this contract to the Support Item. Travel authorization, theatre clearance or visit notification, and transportation normally will be obtained from the Contract Administration Office. Where Government provided transportation is not practicable, the Contractor shall be reimbursed for transportation in accordance with FAR 31.205-46. Airfare costs in excess of the lowest customary standard coach, tourist class or equivalent fare are unallowable, unless the justification required by FAR 31.205-46 is provided. Such transportation shall be on United States commercially owned aircraft to the extent that scheduling and point of origin or destination permit.
(l) Personnel subject to overseas assignment shall have a passport immediately available, together with required inoculations. Inoculation and other medical requirements for overseas travel can be obtained at Contractor’s expense, from the nearest Public Health Office.
(m) If a line item for selected replacement repair parts is set forth in the schedule, the Contractor shall furnish such selected replacement repair parts, other than repair parts carried in and readily available from the Navy supply system which will be furnished as necessary, which in its judgment are required during servicing and related equipment, to replace worn defective or malfunctioning parts. This item shall also cover minor redesign, and improvements in components of items, as approved by the COR identified in this contract.
(n) As soon as practicable after date of completion of services, the Contractor shall submit to the COR identified in this contract, an itemized priced list of selected replacement repair parts required to be furnished in the performance of the services hereunder. Prices shall be subject to agreement between the Contracting Officer and the Contractor, which agreement shall be set forth in a supplemental agreement to this contract to be executed by both parties hereto. The supplemental agreement shall also incorporate into the contract, by reference or otherwise, a list of the selected replacement parts furnished. If the parties are unable to agree as to the prices that are to be paid for any or all of such selected repair parts, such shall be deemed to be a dispute as

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to question of fact and shall be resolved in accordance with the clause of this contract entitled “Disputes”.
Separate invoices shall be submitted for selected replacement repair parts subsequent to establishment of price for the CLINs identified in the above paragraphs of this clause hereinafter provided.
(o) It is estimated that the total cost to the Government for the full performance of the Support Item (set forth in the schedule as support for the Item of technical/engineering services) including its sub-items, will not exceed the total estimated amount set forth in the schedule. The Contractor shall notify the Contracting Officer, in writing, whenever and as soon as he has reason to believe that the amounts payable and reimbursable for the full performance of the support item, together with the amounts previously paid or reimbursed, will exceed the total estimated amount therefore. This notification shall give the Contractor’s revised estimate of the total amount for the full performance of the support item and such other information as may be requested by the COR identified in this contract. The Contracting Officer may, upon receipt of such notice or whenever he considers it necessary, increase or further increase the total estimated amount for the performance of the support item. When and to the extent the estimated amount of the support item has been so increased, any amounts expended or incurred by the Contractor for performance thereof in excess of the estimated amount prior to the increase, shall be paid or reimbursed to the same extent as if expended or incurred after the increase. If amounts expended or incurred by the Contractor for performance of the support item are in excess of the estimated amount (as the same may have been increased), then, pending any increase or further increase in such estimated amount that the Contracting Officer may make, such excess amount shall be paid from the funds, if any, remaining in the contract for payment under the item of engineering services. However, the Government shall not be obligated to pay and reimburse the Contractor any amount in excess of the combined total estimated amount (as increased as above provided) for the item of engineering services and the support item. The Contractor shall not be obligated to continue performance of the item of engineering services beyond the point where the combined total funds remaining in the contract for payment under these two items equals the sum of (i) amounts payable for the engineering services rendered and (ii) amounts payable or reimbursable for support.

C-5. SECURITY REQUIREMENTS
The work to be performed under this contract as delineated in the DD Form 254, Attachment “H” involves access to and handling of classified material up to and including “SECRET”.
In addition to the requirements of the FAR 52.204-2 “Security Requirements” clause, the Contractor shall appoint a Security Officer, who shall (1) be responsible for all security aspects of the work performed under this contract, (2) assure compliance with the National Industry Security Program Operating Manual (DODINST 5220.22M), and (3) assure compliance with any written instructions from the Security Officer listed on the DD Form 254.

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C-6. DISPOSITION OF GOVERNMENT FURNISHED PROPERTY
When disposition instructions for Government Furnished Property are contained in the accountable contract or on the supporting shipping documents (DD Form 1149) the Contractor shall initiate and submit an excess inventory listing to the Procuring Contracting Officer (PCO), via the activity Property Administrator.
When disposition instructions are not stipulated in the contract or the supporting shipping document (DD Form 1149), an excess inventory listing identifying Government Furnished Property and, under cost reimbursement contracts, Contractor Acquired Property will also be submitted to the PCO, via the activity Property Administrator, at which time disposition instructions will be provided.
At the time of the Contractor’s regular annual inventory, the Contractor will provide the PCO, via the activity Property Administrator, a copy of the physical inventory listing.

C-7. WORKWEEK
(a) A portion of the effort under this contract may be performed on a Government installation. Work at any Government installation shall be performed by the contractor within the normal workweek of that installation unless differing hours are specified on the individual task orders. Following is a list of holidays observed by the Government:

Name of Holiday	Time of Observance
New Year’s Day	1 January
Martin Luther King Jr. Day	Third Monday in January
President’s Day	Third Monday in February
Memorial Day	Last Monday in May
Independence Day	4 July
Labor Day	First Monday in September
Columbus Day	Second Monday in October
Veteran’s Day	11 November
Thanksgiving Day	Fourth Thursday in November
Christmas Day	25 December
(b) If any of the above holidays occur on a Saturday or a Sunday, then such holiday shall be observed by the Contractor in accordance with the practice as observed by the assigned Government employees at the using activity.
(c) If the Contractor is prevented from performance as the result of an Executive Order or an administrative leave determination applying to the using activity, such time may be charged to

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the contract as direct cost provided such charges are consistent with the Contractor’s accounting practices.
(d) This contract does not allow for payment of overtime during the normal workweek for employees who are not exempted from the Fair Labor Standards Act unless expressly authorized by the Ordering Officer. Under Federal regulations the payment of overtime is required only when an employee works more than 40 hours in a normal week period.

C-8 NOTICE TO CONTRACTOR OF CERTAIN DRUG DETECTION PROCEDURES
(a) Pursuant to Navy policy applicable to both Government and contractor personnel, measures will be taken to prevent the introduction and utilization of illegal drugs and related paraphernalia into Government Work areas.
(b) In furtherance of the Navy’s drug control program, unannounced periodic inspections of the following nature may be conducted by installation security authorities:
     (1) Routine inspection of contractor occupied work spaces.
     (2) Random inspections of vehicles on entry or exit, with drug detection dog teams as available, to eliminate them as a safe haven for storage of or trafficking in illegal drugs.
     (3) Random inspections of personnel possessions on entry or exit from the installation.
(c) When there is probable cause to believe that a contractor employee on board a naval installation has been engaged in use, possession or trafficking of drugs, the installation authorities may detain said employee until the employee can be removed from the installation, or can be released to the local authorities having jurisdiction.
(d) Trafficking in illegal drug and drug paraphernalia by contract employees while on a military vessel/installation may lead to possible withdrawal or downgrading of security clearance, and/or referral for prosecution by appropriate law enforcement authorities.
(e) The contractor is responsible for the conduct of employees performing work under this contract and is, therefore, responsible to assure that employees are notified of these provisions prior to assignment.
(f) The removal of contractor personnel from a Government vessel or installation as a result of the drug offenses shall not be cause for excusable delay, nor shall such action be deemed a basis for an equitable adjustment to price, delivery or other provisions of this contract.

C-9 LIABILITY INSURANCE—FIXED PRICE CONTRACTS (APPLICABLE TO FIXED PRICE CLINs)

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(a) The following types of insurance are required in accordance with the FAR 52.228-5 “Insurance—Work on a Government Installation” clause and shall be maintained in the minimum amounts shown:
     (1) Workers’ compensation and employers’ liability: minimum of $100,000
     (2) Comprehensive general liability: $500,000 per occurrence

(3) Automobile liability:	$200,000 per person
$500,000 per occurrence
$20,000 per occurrence for property damage
(b) Upon notification of contract award, the contractor shall furnish to the Contracting Officer, as required by paragraph (b) of the FAR 52.228-5 “Insurance—Work on a Government Installation” clause, a certificate or written statement of insurance prior to commencement of work under this contract. The written statement of insurance must contain the following information: policy number, policyholder, carrier, amount of coverage, dates of effectiveness (i.e., performance period), and contract number. The contract number shall be cited on the certificate of insurance.

C-10. LIABILITY INSURANCE—COST TYPE CONTRACTS (APPLICABLE TO ALL COST TYPE CLINS)
(a) The following types of insurance are required in accordance with the FAR 52.228-7 “Insurance—Liability to Third Persons” clause and shall be maintained in the minimum amounts shown:
     (1) Workers’ compensation and employers’ liability: minimum of $100,000
     (2) Comprehensive general liability: $500,000 per occurrence

(3) Automobile liability:	$200,000 per person
$500,000 per occurrence
$20,000 per occurrence for property damage
(b) When requested by the contracting officer, the contractor shall furnish to the Contracting Officer a certificate or written statement of insurance. The written statement of insurance must contain the following information: policy number, policyholder, carrier, amount of coverage, dates of effectiveness (i.e., performance period), and contract number. The contract number shall be cited on the certificate of insurance.

C-11. EXEMPTION FROM ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY REQUIREMENTS

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(a) The Government has determined that the following exemption(s) to the Electronic and Information Technology (EIT) Accessibility Standards (36 C.F.R. § 1194) are applicable to this procurement:
X	The EIT to be provided under this contract has been designated as a National Security System.

The EIT acquired by the contractor is incidental to this contract.

The EIT to be provided under this contract would require a fundamental alteration in the nature of the product or its components in order to comply with the EIT Accessibility Standards.

The EIT to be provided under this contract will be located in spaces frequented only by service personnel for maintenance, repair, or occasional monitoring of equipment.

Compliance with the EIT Accessibility Standards would impose an undue burden on the agency.

The EIT to be provided under this contract is purchased in accordance with FAR Subpart 13.2 prior to January 1, 2003.
(b) Notwithstanding that an exemption exists, the Contractor may furnish supplies or services provided under this contract that comply with the EIT Accessibility Standards (36 C.F.R. § 1194).

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Section D — Packaging and Marking

D-1. HAZARDOUS MATERIAL SAFETY DATA SHEETS
(a) The Contractor shall submit one copy of the Material Safety Data Sheets (MSDS) required by FAR clause 52.223-3 incorporated herein to the addresses shown below:

NAVY &	Commanding Officer
MARINE CORPS:	Navy and Marine Corps Public Health Center
Attn: IH/HMIRS
620 John Paul Jones Cir., Suite 100
Portsmouth, VA 23708-2103
Telephone: (757) 953-0746/0741; DSN: 377-0746 / 0471
FAX: (757) 953-0685

AIR FORCE:	USASSAM
Attn: HMIRS
2513 Kennedy Cir.
Brooks AFB, TX 78235-5116
Telephone: (210) 536-5447; DSN: 240-5447
FAX: (210) 536-2315

ARMY:	Chief
USAMC LOGSA Packaging, Storage, Containerization Center
ATTN: AMXLS-AT-P
11 Hap Arnold Blvd.
Tobyhanna, PA 18466-5097
Telephone: (570) 615-7685; DSN: 795-7685
FAX: (570) 895-7175
(b) The Contractor also shall send one copy of the MSDS to the “ship to” addressee(s) designated in this contract/order.

D-2. HAZARDOUS MATERIALS
(a) Packaging, Packing, Marking and Labeling Hazardous materials to be shipped by any mode or combination of transportation modes shall be prepared (properly classed, described, packaged, marked, labeled, transport vehicle placarded, etc.) for shipment in accordance with MIL-STD-129, and all applicable government and carrier regulations, in effect at time of shipment.
(b) In the event of a conflict between specific requirements in the contract or order and existing applicable regulations, the regulations take precedence. Under no circumstances shall the

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contractor knowingly use materials, markings or procedures that are not in accordance with laws and regulations applicable to the mode of transportation employed.

TYPE OF SHIPMENT	APPLICABLE REGULATIONS

1. Domestic	A
2. Domestic Air Commercial	A, B, C
3. Domestic Air Military	A, F
4. Export Surface	A, E, G
5. Export Air Commercial	A, D, G
6. Export Air Military	F, G
LIST OF REGULATIONS
A. Code of Federal Regulations Title: 49 Transportation Parts 100-185
B. Official Air Transport Restricted Articles Tariff No. 6-D C.A.B.82
C. Official Air Transport Restricted Articles Circular No. 6-D
D. International Air Transport Association (IATA) Restricted Articles and Dangerous Goods Regulations (DGR)
E. International Maritime Dangerous Goods Code
F. Air Force Regulation 71-4 Preparation of Hazardous Materials for Military Shipment
G. Export shipments are also subject to the domestic regulations indicated to the port of embarkation.

D-3. PREPARATION FOR DELIVERY
Supplies shall be prepared for delivery in accordance with ASTM-D-3951-98(2004), “Standard Practice for Commercial Packaging”.
All material to be delivered shall be afforded the degree of packaging (preservation and packing) required to prevent deterioration and damages due to the hazards of shipment, handling and storage.
The contractor shall ensure packaging is appropriate for forces afloat and other DOD activities. The contractor shall use MIL-STD-2073-1D and MIL-E-17555H as guidance.
Hazardous materials shall be packaged in accordance with Title 49 (Parts 100 to 185) of the Code of Federal Regulations, U.S. Hazardous Materials Regulation (HMR) and International Air Transport Association (IATA) Restricted Articles and Dangerous Goods Regulations (DGR).
Marking shall be in accordance with MIL-STD-129, Standard Practice for Military Marking, to identify military equipment. Military equipment shall be identified in terms of Line Replaceable Unit(s) (LRU) and Shop Replaceable Unit (SRU). The contractor shall include the software/firmware version identification on the item. The contractor shall also include a

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statement confirming each delivered item has successfully passed acceptance test procedures. The contractor shall also include a listing of the “as built” configuration for each delivered MIDS-LVT system, LRU or SRU.
The commercial practices used to mark military equipment shall include marking LRUs, SRUs and shipping containers to identify Controlled Cryptographic Items (CCI). The contractor shall mark CCI in accordance with Communication Security (COMSEC) Material System, Policy and Procedures for Navy Electronic Key Management System Tiers 2 and 3 (EKMS-1) Article 525, unless otherwise directed by the Government. This shall include anti-tamper indicators or labels.

D-4. PROHIBITED PACKING MATERIALS
The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hydroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene and plastic as packing materials are prohibited for items destined for afloat units.

D-5. MARKING OF SHIPMENT
Each shipment of material and/or data shall be clearly marked to show the following information:

SHIP TO:	MARK FOR:
RECEIVING OFFICER	Contract #: N00039-10-D-0032
Delivery Order #: *
Item #: *
Receiving Officer Code: *

*	Shipping instructions will be provided in each individual delivery order or by separate correspondence near the time of delivery.

D-6. UNPACKING INSTRUCTIONS: COMPLEX OR DELICATE EQUIPMENT
(a) Location on Container
When practical, one set of the unpacking instructions will be placed in a heavy water-proof envelope prominently marked “UNPACKING INFORMATION” and firmly affixed to the outside of the shipping container in a protected location, preferably between the cleats on the end of the container adjacent to the identification marking. If the instructions cover a set of equipment packed in multiple containers, the instructions will be affixed to the number one container of the set. When the unpacking instructions are too voluminous to be affixed to the

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exterior of the container, they will be placed inside and directions for locating them will be provided in the envelope marked “UNPACKING INFORMATION.”
(b) Marking Containers
When unpacking instructions are provided shipping containers will be stenciled “CAUTION—THIS EQUIPMENT MAY BE SERIOUSLY DAMAGED UNLESS UNPACKING INSTRUCTIONS ARE CAREFULLY FOLLOWED. UNPACKING INSTRUCTIONS ARE LOCATED (contractor shall state where instructions are located).” When practical, this marking will be applied adjacent to the identification marking on the side of the container.
(c) Marking
All shipping containers will be marked in accordance with MIL-STD-129 “Military Standard Marking for Shipment and Storage.”

D-7. LRU AND SRU LABELING (APPLICABLE TO CLINS 0001 — 0009, 2001-2009, 3001-3009, 4001-4009, and 5001-5009)
(a)	The Contractor shall provide a durable, readable, and indelible identification label or plate that is securely applied, fastened, or attached to each LRU and SRU in a conspicuous location. The label text font size shall be no smaller than 8pt.

(b)	The LRU label or plate shall identify the following (accepted abbreviations are noted):
Nomen:                                          (The Nomenclature of the individual item.)
P/N:                      (The Part Number of the individual item.)
S/N:                      (The Serial Number of the individual item.)
CAGE:                      (The Commercial and Government Entity Code of the manufacturer.)
C/N:                                          (The Contract Number of the manufacturer.)
(c)	The SRU label or plate shall be affixed to the visible edge when the card cage cover is removed and shall identify the following (accepted abbreviations are noted):
P/N:                      (The Part Number of the individual item.)
S/N:                      (The Serial Number of the individual item.)
CAGE:                      (The Commercial and Government Entity Code of the manufacturer.)
R/D:                      (The Reference Designator of the individual item, e.g., A1, A2, etc.)
(d)	An additional SRU label or plate shall be affixed to other “free space” on the SRU and shall identify the following (accepted abbreviations are noted):

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Nomen:                                          (The Nomenclature of the individual item.)
C/N:                                          (The Contract Number of the manufacturer.)
(e)	If a warranty applies, the contractor shall additionally affix a Warranty Label to the individual LRU/SRU that:
(i) identifies the LRU/SRU as a “Warranted Item”;
(ii)identifies the date the warranty expires (if applicable);
(iii) remains in place until the warranty expires;
(iv) is removed when the warranty expires; and, uses a text font size of 16pt.

D-8. RESERVED

D-9 252.211-7003 ITEM IDENTIFICATION AND VALUATION (AUG 2008) (APPLICABLE TO MIDS-LVTs ORDERED UNDER CLINS 0001-0008, 2001-2008, 3001-3008, 4001-4008, 5001-5008)
(a) Definitions. As used in this clause-
“Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.
“Concatenated unique item identifier” means-
(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or
(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.
“Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.
“DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/pdi/uid/iuid_equivalents.html.

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“DoD unique item identification” means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.
“Enterprise” means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.
“Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency.
“Government’s unit acquisition cost” means-
(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;
(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and
(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.
“Issuing agency” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).
“Issuing agency code” means a code that designates the registration (or controlling) authority for the enterprise identifier.
“Item” means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.
“Lot or batch number” means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.
“Machine-readable” means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.
“Original part number” means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

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“Parent item” means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.
“Serial number within the enterprise identifier” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.
“Serial number within the part, lot, or batch number” means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.
“Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.
“Serialization within the part, lot, or batch number” means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.
“Unique item identifier” means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.
“Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.
(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.
(c) Unique item identifier.
(1) The Contractor shall provide a unique item identifier for the following:
All delivered items included in subsection (iii) below.
(ii) The following items for which the Government’s unit acquisition cost is less than $5,000:
All delivered items included in subsection (iii) below.
(iii) Subassemblies, components, and parts embedded within delivered items as specified below.
The below components shall be individually serialized :
MIDS-LVT Line Replaceable Units (LRUs):

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Receiver Transmitter (RT) — RT-1840(C)/U
Receiver Transmitter (RT) — RT-1841(C)/U
Receiver Transmitter (RT) — RT-1842(C)/U
Receiver Transmitter (RT) — RT-1843(C)/U
Receiver Transmitter (RT) — RT-1868(C)/U
Receiver Transmitter (RT) — RT-1785(C)/U
Remote Power Supply (RPS) — PP-8476/U
Power Supply Assembly (PSA) — PP-8453/U
Cooling Unit — HD-1213/U
High Power Amplifier Group Interface Assembly (HIA) — J-6500/U
Alternating Current Converter (ACA) — CV-4344/U
MIDS-LVT Shop Replaceable Units (SRUs):
Chassis/Harness
Internal Power Supply (IPS)
Power Amplifier Antenna Interface Unit (PAI)
Voice
Tailored Processor/Ground Mux (TP/GMux)
Data Processor/Airborne Mux (DP/AMux)
Signal Message Processor (SMP)
Receiver Transmitter Interface (RTI)/Discretes
Receiver Synthesizer (R/S)
TACAN
Exciter/Interference Protection Feature (IPF)
Data Processor (DP)/Dual ADDSI
(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.
(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that-
(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:
(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology — EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.
(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology — EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

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(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and
(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology — Transfer Syntax for High Capacity Automatic Data Capture Media.
(4) Unique item identifier.
(i) The Contractor shall-
(A) Determine whether to-
(1) Serialize within the enterprise identifier;
(2) Serialize within the part, lot, or batch number; or
(3) Use a DoD recognized unique identification equivalent; and
(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.
(ii) The issuing agency code-
(A) Shall not be placed on the item; and
(B) Shall be derived from the data qualifier for the enterprise identifier.
(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:
(1) Unique item identifier.
(2) Unique item identifier type.
(3) Issuing agency code (if concatenated unique item identifier is used).
(4) Enterprise identifier (if concatenated unique item identifier is used).

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(5) Original part number (if there is serialization within the original part number).
(6) Lot or batch number (if there is serialization within the lot or batch number).
(7) Current part number (optional and only if not the same as the original part number).
(8) Current part number effective date (optional and only if current part number is used).
(9) Serial number (if concatenated unique item identifier is used).
(10) Government’s unit acquisition cost.
(11) Unit of measure.
(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:
(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.
(2) Unique item identifier of the embedded subassembly, component, or part.
(3) Unique item identifier type.**
(4) Issuing agency code (if concatenated unique item identifier is used).**
(5) Enterprise identifier (if concatenated unique item identifier is used).**
(6) Original part number (if there is serialization within the original part number).**
(7) Lot or batch number (if there is serialization within the lot or batch number).**
(8) Current part number (optional and only if not the same as the original part number).**
(9) Current part number effective date (optional and only if current part number is used).**
(10) Serial number (if concatenated unique item identifier is used).**
(11) Description.

**	Once per item.

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(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at
http://www.acq.osd.mil/dpap/pdi/uid/data_submission_information.html.
(g) Subcontracts. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s).

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Section E — Inspection and Acceptance
CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-3	Inspection Of Supplies Cost-Reimbursement	MAY 2001
52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.246-5	Inspection Of Services Cost-Reimbursement	APR 1984
52.246-7	Inspection Of Research And Development Fixed Price	AUG 1996
52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008
E-1
E-1 HIGHER LEVEL CONTRACT QUALITY REQUIREMENTS (FEB 99) (FAR 52.246-11)
The Contractor shall comply with the higher level quality standards listed below:
ISO 9001 and ISO 90003
E-2
E-2 INSPECTION AND ACCEPTANCE — ORIGIN
(a) Inspection and acceptance of the supplies or services to be furnished hereunder shall be made by representatives of the Government (normally the Defense Contract Management Area Operations (DCMAO)) at the contractor’s or subcontractor’s plant. The cognizant inspector shall be notified when material is ready for inspection. When the contract provides for Government procurement quality assurance actions at source, the place or places designated for such actions may not be changed without authorization of the Contracting Officer.
(b) When off-the-shelf items (items already produced) are presented by the contractor, the Government inspector is authorized to limit inspection to those procurement quality assurance (PQA) actions which can be performed.
(c) GOVERNMENT REPRESENTATIVE:
DCMA San Diego Administrative Contracting Officer
7675 Daggett Street, Suite 200
San Diego, CA 92111-2241
POC: Ma’at Little (858) 495-7473

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(d) PLACE OF INSPECTION/ACCEPTANCE:
ViaSat Incorporated
6155 El Camino Real
Carlsbad, CA 92009
E-3
E-3 INSPECTION AND ACCEPTANCE OF CONTRACT DATA REQUIREMENTS (JAN 89) (SPAWAR 5252.246-9203) (APPLICABLE TO CLINS 0010, 0015, 1001, 1010, 1015, 2010, 2015, 3010, 3015, 4010, 4015, 5010, and 5015)
Data items submitted shall be the responsibility of the initial addressee under Block 14 of DD-1423 as to review for adequacy and contract compliance. Where deficiencies or inadequacies are noted, the initial addressee should so advise the contractor by letter within a reasonable period of time with copies to the ACO and the cognizant Technical Office indicated in Block 6 of DD-1423.
The initial addressee shall advise the contractor with copy to ACO and the cognizant technical code in Block 6 of DD-1423 at such time as each approvable data item submitted has been satisfactorily accomplished.
Inspection and acceptance of Data Items requiring shipment under DD Form 250 shall be made in accordance with Block 7 of DD-1423. Data Items requiring shipment under Letter Transmittal (LT), in accordance with Block 7 of the DD-1423, shall be inspected and accepted at destination. Where acceptance is at destination and more than one addressee is shown in Block 14 of DD-1423, acceptance shall be the responsibility of the initial addressee.
Addressees other than the initial addressee, shall be considered informational.

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Section F — Deliveries or Performance
CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-15 Alt I	Stop-Work Order (Aug 1989) — Alternate I	APR 1984
52.242-17	Government Delay Of Work	APR 1984
52.247-30	F.O.B. Origin, Contractor’s Facility	FEB 2006
52.247-34	F.O.B. Destination	NOV 1991
52.247-48	F.O.B. Destination—Evidence Of Shipment	FEB 1999
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003
F-1
F-1 PERIODS OF PERFORMANCE FOR ORDERING, ORDERS, AND OPTIONS TO EXTEND THE CONTRACT
(a) The period of performance of the contract, for the purpose of issuing delivery or task orders is as follows:

CLIN(S)	PERIOD(S) OF PERFORMANCE FOR ISSUING ORDERS
0001 - 0015	FROM DATE OF CONTRACT AWARD THROUGH ONE (1) YEAR THEREAFTER
The period of performance for each order shall be stated within such order. Additional time of not more than 1 year beyond the ordering period may be allowed for completion of outstanding orders.
(b) The period of performance for option CLIN(S) for the purpose of issuing delivery or task orders is as follows:

CLIN(S)	PERIOD(S) OF PERFORMANCE FOR ISSUING ORDERS
1001 - 1002	FROM DATE OF CONTRACT AWARD THROUGH FIVE YEARS THEREAFTER
2001 - 2015	FROM DATE OF OPTION EXERCISE THROUGH ONE YEAR THEREAFTER
3001 - 3015	FROM DATE OF OPTION EXERCISE THROUGH ONE YEAR THEREAFTER
4001 - 4015	FROM DATE OF OPTION EXERCISE THROUGH ONE YEAR THEREAFTER
5001 - 5015	FROM DATE OF OPTION EXERCISE THROUGH ONE YEAR THEREAFTER

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(c) The above period(s) of performance for the option(s) to extend the term of the contract shall apply only if the Government exercises the option(s) as stated in Section B in accordance with the clauses at FAR 52.217-7 and FAR 52.217-9 (see Clauses B-6 and B-7 of this contract).
(d) The delivery rate capacity for MIDS LVT systems provided under CLINs 0001-0010 and Option CLINs 2001 - 2010, 3001 - 3010, 4001 - 4010, and 5001 - 5010 shall be a minimum of thirty-six (36) terminals per month. The actual delivery rate under a delivery order may exceed this rate provided that the contractor and the Government sign a bilateral modification to the basic delivery order contract to increase the rate for the contract or a bilateral delivery order to increase the rate for that particular delivery order.
(e) For CLINs 0001-0010 and Option CLINs 2001 - 2010, 3001-3010, 4001 - 4010, and 5001 - 5010, the Contractor shall commence delivery of terminals and related spares ordered no later than 12 months after the issuance of delivery order and shall complete delivery of terminals and related spares ordered no later than 24 months after issuance of delivery order in accordance with the delivery schedule established in the order. The specific periods of performance for these CLINs under each order shall be stated within such order but shall not extend beyond the delivery requirement dates stated above.
(f) The contractor shall make any deliveries of Option CLIN 1001, if exercised, in accordance with the CDRL, DD Form 1423, data item A006.
(g) The contractor shall make deliveries under all other CLINs in accordance with individual delivery orders issued under this contract.
F-2
F-2 TIME AND PLACE OF DELIVERY—F.O.B. ORIGIN
All supplies to be furnished hereunder shall be delivered free of expense to the Government in accordance with instructions specified in the clause hereof entitled “F.O.B. Origin, Contractor’s Facility” FAR 52.247-30, at the Contractor’s plant.

ITEM(S)	QTY/UNIT	DELIVERY SCHEDULE/PERIOD OF PERFORMANCE
0001-0008, 2001-2008, 3001-3008, 4001-4008 5001-5008	In accordance with (IAW) each Delivery Order	IAW each delivery order issued under the contract and within the requirements stated in clause F-2.

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ITEM(S)	QTY/UNIT	DELIVERY SCHEDULE/PERIOD OF PERFORMANCE
1002*	1 LOT	Upon issuance of a delivery order for this CLIN

*	The Government may order Data Rights under CLIN 1002 on an individual CDRL basis in accordance with Clause F-2, Period of Performance for Ordering, Orders, and Options to Extend the Contract. For those CDRLs identified in Section B, Table 3, with a price of $0, the Government immediately obtains the rights in those CDRLs identified in the schedule, at no cost, when those CDRLs are delivered to the Government under individual delivery order(s)
F-3
F-3 TIME AND PLACE OF DELIVERY—F.O.B. DESTINATION
Destination and delivery schedule are set forth below:

ITEM(S)	DESTINATION	QUANTITY	DELIVERY SCHEDULE/PERIOD OF PERFORMANCE
0011-0014	IAW each delivery order	IAW each delivery or task order	IAW each delivery or task order

0010, 0015, 1001, 2010, 2015, 3010, 3015, 4010, 4015, 5010, 5015	IAW CDRL, Exhibit A	1 LOT	IAW CDRL, Exhibit A

0009, 2009, 3009, 4009, 5009	IAW each delivery order	IAW each delivery order	IAW Clause H-39 (Warranty Clause)
F-4
F-4 5252.247-9201 MILSTAMP INFORMATION (SEP 1989) (APPLICABLE TO ALL F.O.B. ORIGIN CLINS)
When shipping material or arranging for the acquisition and shipment of supplies by the Contractor through the use of military controlled transport, or through military transshipment facilities, Military Standard Transportation and Movement Procedures (MILSTAMP) are

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required under this contract. The cognizant contract administration office is the point of contact to which the Contractor shall provide necessary information to effect MILSTAMP documentation and movement control including air or water terminal shipment clearances and to obtain data necessary for shipment marking and freight routing. The contractor shall not ship directly to a military air or water port terminal without authorization by the cognizant contract administration office.

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Section G — Contract Administration Data

G-1 252.204-7006 BILLING INSTRUCTIONS (OCT 2005)
When submitting a request for payment, the Contractor shall—
(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and
(b) Separately identify a payment amount for each contract line item included in the payment request.

G-2 INVOICING INSTRUCTIONS FOR SERVICES USING WIDE AREA WORK FLOW (WAWF) (APR 2009) (APPLICABLE TO CLINS 0011-0014, 2011-2014, 2011-3014, 4011-4014, and 5011-5014)
(a) Invoices for services rendered under the task orders issued under this contract shall be submitted electronically through the Wide Area Work Flow-Receipt and Acceptance (WAWF). The contractor shall submit invoices for payment per contract terms. The Government shall process invoices for payment per contract terms.
(b) The vendor shall have their Cage Code activated by calling 1-866-618-5988 and selecting option 2. Once activated, the vendor shall self-register at the WAWF website at https://wawf.eb.mil. Vendor training is available on the internet at https://wawftraining.eb.mil. WAWF Vendor “Quick Reference” Guides are located at the following web site: http://acquisition.navy.mil/rda/home/acquisition_one_source/ebusiness/don_ebusiness_solutions/wawf_overview/vendor_information
(c) Cost back-up documentation (such as delivery receipts, labor hours & material/travel costs etc.) shall be included and attached to the invoice in WAWF. Attachments created with any Microsoft Office product or Adobe (.pdf files) are attachable to the invoice in WAWF. The total size limit for files per invoice is 5 megabytes. A separate copy shall be sent to the COR/TOM.
(d) Contractors approved by DCAA for direct billing will not process vouchers through DCAA, but may submit directly to DFAS. Vendors MUST still provide a copy of the invoice and any applicable cost back-up documentation supporting payment to the Acceptor/Contracting Officer’s Representative (COR) if applicable. Additionally, a copy of the invoice(s) and attachment(s) at time of submission in WAWF shall also be provided to each point of contact identified in section (g) of this clause by email. If the invoice and/or receiving report are delivered in the email as an attachment it must be provided as a .PDF, Microsoft Office product or other mutually agreed upon form between the Contracting Officer and vendor.

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(e) A separate invoice will be prepared no more frequently than for every two weeks. Do not combine the payment claims for services provided under this contract.
(f) The following information is provided for completion and routing of the invoice in WAWF:

WAWF Invoice Type *	Insert Contract Invoice Type

Issuing Office DODAAC	Insert the UIC of the issuing contract office

Admin DODAAC	Insert the UIC of the contract administering office [SF26=Block 6; DD1155=Block 7 (Block 6 if SeaPort order); SF1449=Block 16]

Inspector DODAAC (if applicable)	Insert the UIC of the inspecting activity

Inspector Contact Information	Insert Inspector name, phone number, and email address

Service Acceptor DODAAC or Service Approver DODAAC (Cost Voucher).	Insert Acceptor name, phone number, and email address

Acceptor Contact Information	Insert Acceptor name, phone number, and email address

COR Contact Information	If other than above, Insert the COR name, email address and phone number.

LPO Contact Information	Insert Local Processing Official name, phone number, and email address

DCAA Auditor DoDAAC **:	Insert the UIC of the DCAA Auditor

Service Approver DoDAAC **:	Insert the UIC of the on-site Approver who signs off on the final cost voucher

PAY DODAAC	Insert the UIC of the paying DFAS activity [SF26=Block 12 (labeled “Code”); DD1155=Block 15 (Block 12 if SeaPort order); SF1449=Block 18a]

*	Select “Cost Voucher” for all cost-type, T&M, or Labor Hour; or “2-n-1 (Services Only)” for fixed price services where inspection of services can be performed and documented.

**	Only applies to cost vouchers.

(g)	After submitting the document(s) to WAWF, click on “Send More Email Notifications” and add the acceptor/receiver email addresses noted below in the email address blocks. This additional notification to the government is necessary to ensure that the acceptor/receiver is aware that the invoice documents have been submitted into WAWF:

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Send Additional Email Notification(s) to:
Name	Email	Phone	Role
Dave Felker	David.Felker@navy.mil	(619) 524-1493	COR
Ma’at Little	Maat.Little@dcma.mil	(858) 495-7473	Receiver
Same as Receiver	Same as Receiver	Same as Receiver	Acceptor

G-3 INVOICING INSTRUCTIONS FOR SUPPLIES, OR SUPPLIES WITH SERVICES INCIDENTAL, USING WIDE AREA WORK FLOW (WAWF) (APR 2009) (APPLICABLE TO CLINS 0001-0008, 1001, 2001-2008, 3001-3008, 4001-4008, and 5001-5008)
(a) Invoices for supplies delivered under the delivery orders issued under this contract shall be submitted electronically through the Wide Area Work Flow-Receipt and Acceptance (WAWF). The contractor shall submit invoices for payment per contract terms. The Government shall process invoices for payment per contract terms.
(b) The vendor shall have their Cage Code activated by calling 1-866-618-5988 and selecting option 2. Once activated, the vendor shall self-register at the WAWF website at https://wawf.eb.mil. Vendor training is available on the internet at https://wawftraining.eb.mil. WAWF Vendor “Quick Reference” Guides are located at the following web site: http://acquisition.navy.mil/rda/home/acquisition_one_source/ebusiness/don_ebusiness_solutions/wawf_overview/vendor_information
(c) Cost back-up documentation (such as delivery receipts, labor hours & material/travel costs etc.) shall be included and attached to the invoice in WAWF. Attachments created with any Microsoft Office product or Adobe (.pdf files) are attachable to the invoice in WAWF. The total size limit for files per invoice is 5 megabytes. A separate copy shall be sent to the COR/TOM.
(d) Contractors approved by DCAA for direct billing will not process vouchers through DCAA, but may submit directly to DFAS. Vendors MUST still provide a copy of the invoice and any applicable cost back-up documentation supporting payment to the Acceptor/Contracting Officer’s Representative (COR) if applicable. Additionally, a copy of the invoice(s) and attachment(s) at time of submission in WAWF shall also be provided to each point of contact identified in section (g) of this clause by email. If the invoice and/or receiving report are delivered in the email as an attachment it must be provided as a .PDF, Microsoft Office product or other mutually agreed upon form between the Contracting Officer and vendor.
(e)	A separate invoice will be prepared for each delivery order or purchase order. Do not combine the payment claims for supplies provided under this contract ordered through multiple delivery orders within one invoice.

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(f) The following information is provided for completion and routing of the invoice in WAWF:

WAWF Invoice Type *	Insert Contract Invoice Type

Issuing Office DODAAC	Insert the UIC of the issuing contract office

Admin DODAAC	Insert the UIC of the contract administering office [SF26=Block 6; DD1155=Block 7 (Block 6 if SeaPort order); SF1449=Block 16]

Inspector DODAAC (if applicable)	Insert the UIC of the inspecting activity

Inspector Contact Information	Insert Inspector name, phone number, and email address

Acceptor, Ship To DODAAC (for Combo) or, Service Approver DODAAC (Cost Voucher)	Insert the UIC of the accepting activity

Acceptor Contact Information	Insert Acceptor name, phone number, and email address

COR Contact Information	If other than above, Insert the COR name, email address and phone number.

LPO Contact Information	Insert Local Processing Official name, phone number, and email address

DCAA Auditor DoDAAC **	Insert the UIC of the DCAA Auditor

Service Approver DoDAAC **	Insert the UIC of the on-site Approver who signs off on the final cost voucher

PAY DODAAC	Insert the UIC of the paying DFAS activity [SF26=Block 12 (labeled “Code”); DD1155=Block 15 (Block 12 if SeaPort order); SF1449=Block 18a]

*	Select “Invoice and Receiving Report (Combo)” if billing for goods, or goods and incidental services together; or “Cost Voucher” for all cost-type, T&M, or Labor Hour

**	Only applies to cost vouchers.
(g) After submitting the document(s) to WAWF, click on “Send More Email Notifications” and add the acceptor/receiver email addresses noted below. This additional notification to the government is necessary to ensure that the acceptor/receiver is aware that the invoice documents have been submitted into WAWF:

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Send Additional Email Notification(s) to:
Name	Email	Phone	Role
David Felker	David.Felker	(619) 524-1493	COR
Ma’at Little	Maat.Little@dcma.mil	(858) 495-7473	Receiver
Same as Receiver	Same as Receiver	Same as Receiver	Acceptor

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

G-4 DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE
(a) The Contracting Officer herby appoints the following individual as Contracting Officer’s Representative(s) (COR) for this contract/order:
CONTRACTING OFFICER REPRESENTATIVE
Name: David Felker
Code: JTRS10
Address: 33050 Nixie Way, Bldg 17A, Suite 416, San Diego, CA 92147-5416
Phone Number: (619) 524-1493
E-mail: David.Felker@navy.mil
(b) It is emphasized that only the Contracting Officer has the authority to modify the terms of the contract, therefore, in no event will any understanding agreement, modification, change order, or other matter deviating from the terms of the basic contract between the Contractor and any other person be effective or binding on the Government. When/If, in the opinion of the Contractor, an effort outside the existing scope of the contract is requested, the Contractor shall promptly notify the PCO in writing. No action shall be taken by the Contractor unless the Procuring Contracting Officer (PCO) or the Administrative Contracting Officer (ACO) has issued a contractual change.

G-5 APPOINTMENT OF ORDERING OFFICER(S)
(a) The contracting officer and/or his duly authorized representative at the following activity(ies) are designated as Ordering Officers:

Name:	Melissa Hawkins
Activity:	Space and Naval Warfare Systems Command
Code:	2.1D2
Address:	Naval Base Point Loma, Naval Mine and Anti-Submarine Command Complex 33000 Nixie Way San Diego, CA 92147-5110
Phone:	(619) 524-5626

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(b) The above individual(s) is/are responsible for issuing and administering any orders placed hereunder. Ordering Officers may negotiate revisions/modifications to orders, but only within the scope of this contract. Ordering Officers have no authority to modify any provision of this basic contract. Any deviation from the terms of the basic contract must be submitted to the Procuring Contracting Officer (PCO) for contractual action. Ordering Officers may enter into mutual no-cost cancellations of orders under this contract and may reduce the scope of orders/tasks, but Terminations for Convenience or Terminations for Default shall be issued only by the PCO.

G-6 GOVERNMENT BILL OF LADING (APPLICABLE TO CLINS 0001-0008, 2001-2008, 3001-3008, 4001-4008, 5001-5008)
The Transportation Accounting Code for the Government Bill of Lading is *.

*	To be completed in individual delivery orders when the Government opts to use a Government Bill of Lading to pay for shipment of terminals and spares.

G-7 PROGRESS PAYMENTS INVOICING INSTRUCTION (APPLICABLE TO ALL FIXED PRICE CLINS)
All contractor requests for progress payments shall be submitted on Standard Form 1443 “Contractor’s Request for Progress Payment,” in lieu of an invoice, in accordance with instructions contained on the reverse side of the Standard Form 1443 to the cognizant administration office for certification of progress payments. Final invoices are to be submitted in accordance with vouchering and paying instructions contained in Section G.

G-8 LEVEL OF EFFORT, PROGRESS AND STATUS REPORT (APPLICABLE TO ALL COST TYPE CLINS)
(a) The contractor shall prepare and submit a report concurrently with each Standard Form 1034 presented for payment. The report shall cover the term for which the voucher is submitted, and shall include:
     (1) Identification Elements

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          a. Title (“Level of Effort, Progress and Status Report”);
          b. Contract, invoice and control Numbers;
          c. Contractor’s name and address;
          d. Date of report;
          e. Reporting (invoicing) period;
          f. Name of individual preparing report;
     (2) Delivery Order Description Elements. For each delivery order included in the invoice, the report shall include:
          a. Delivery order number;
          b. Description of progress made during the reporting period, including problem areas encountered and recommendations;
          c. Results obtained relating to previously identified problem areas;
          d. Deliverables completed and delivered;
          e. Extent of subcontracting and results achieved;
          *f. Extent of travel, including identification of individuals performing the travel, the labor categories of such individuals, the total number of travelers, the period of travel by labor category, and the results of such travel;
          **g. Labor hours expended for the period and cumulatively broken out to identify labor categories and specific individuals utilized and the amount of labor hours expended by each;
          h. Labor hours, by labor category and cumulatively, anticipated to be required for completion of the order.
          i. Materials and other direct cost items expended in performance of the Delivery Order.
          j. Problem areas and recommendations involving impact on technical, cost and scheduling requirements.
(b) Each report shall address each element of paragraph (2) above for each affected delivery order. Where the element is not applicable, the report shall so state.
(c) Distribution of the report shall, as a minimum, be one copy to the Contract Administration Office and one copy to the Contracting Officer’s Representative (COR). Additional requirements may be established in the DD Form 1423, Contract Data Requirements List.
(d) Requiring activities will ensure that this report is retained with copies of the invoice.

*	If for reasons of company proprietary interest, it is desired to withhold names of individuals from the report, a unique identifier (such as a payroll number) will be accepted; provided, however, that no more than one such identifier is utilized by any individual under this or any other contract effort and that the names of the individuals so identified will be made available to the Contracting Officer when requested.

**	Does not apply to completion type orders.

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G-9 TYPE OF CONTRACT
The type of contract for this action is as follows:

Type of Contract
Instrument (see
DFARS
CLIN	Contract Type by CLIN	204.7003(a)(3))
0001-0008, 2001-2008, 3001-3008, 4001-4008, 5001-5008	Firm-fixed-price	D

0009, 2009, 3009, 4009, 5009	Not Separately Priced (NSP)

0010, 2010, 3010, 4010, 5010	NSP	D

0011, 2011, 3011, 4011, 5011	Firm Fixed Price	D

0012, 2012, 3012, 4012, 5012	Cost Plus Fixed Fee/Cost Plus Incentive Fee	D

0014, 2014, 3014, 4014, 5014	Cost-Reimbursement with No Fee	D

0015, 2015, 3015, 4015, 5015	NSP	D

1001	Firm Fixed Price	D

1002	NSP	D

G-10 PATENT MATTERS POINT OF CONTACT
The Point of Contact regarding patent matters for this contract is:
OFFICE OF PATENT COUNSEL / CODE 360012
SPAWARSYSCEN
53560 HULL STREET

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SAN DIEGO, CA 92152-5001
(619) 553-3001
Submit interim and final invention reports to the following address:
SPAWAR HQ
Policy Branch, Code 2.3.2
Contract Closeout
4301 Pacific Highway
San Diego, CA 92110-3127

G-11 CONTRACTOR PERFORMANCE APPRAISAL REPORTING SYSTEM
(a) Past performance information will be collected and maintained under this contract using the Department of Defense Contractor Performance Appraisal Reporting System (CPARS). CPARS is a web-enabled application that collects and manages the contractor’s performance information on a given contract during a specific period of time. Additional information is available at http://www.cpars.navy.mil/.
(b) After contract award, the contractor will be given access authorization by the respective SPAWAR Focal Point, to review and comment on any element of the proposed rating before that rating becomes final. Within 60 days after contract award, the contractor shall provide in writing (or via e-mail) to the contracting officer the name, title, e-mail address and telephone number of the company individual or individuals who will have the responsibility of reviewing and approving any Contractor Performance Appraisal Report (CPAR) developed under the contract. If, during the life of this contract these company individual(s) are replaced by the contractor, the name, title, e-mail address and telephone number of the substitute individuals will be provided to the contracting officer within 60 days of the replacement.

G-12 INCREMENTAL FUNDING
This contract is incrementally funded pursuant to the Limitation of Funds clause, FAR 52.232-22. Funds are hereby obligated in the amount of $      *            and it is estimated that they are sufficient for contract performance through         *        .

*	This clause will be included in any incrementally funded task or delivery order and completed with the incrementally funded dollar amount and a date through which this funding should cover contract performance in each individual task or delivery order.

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Section H — Special Contract Requirements
H-1
H-1 ORDER OF PRECEDENCE (The following is a clarified version of FAR 52.215-8, Order of Precedence — Uniform Contract Format, applicable only to this Contract)
Any inconsistency in this Solicitation or Contract shall be resolved by giving precedence in the following order:
     (a) the schedule (Sections A through H) (excluding the specifications);
     (b) representations and other instructions (Section K);
     (c) contract clauses (Section I);
     (d) attachments (including Statements of Work) (in order, except attachment F, which is (e) below)
     (e) the specifications*

*	Any inconsistencies between specifications shall be resolved by giving precedence in the following order:
1. Functional Baseline consisting of the:
     MIDS-LVT System Segment Specification (SSS and SSS/A) with all SSS errata thereto
     MIDS-LVT Interface Control Document (ICD and ICD/A) with all ICD errata thereto
2. Allocated Baseline consisting of LRU and SRU specifications.
3. Other documentation referenced in the specifications (STANAG 4175, STANAG 5516, other NATO, military, and federal standards; other Government documents and non-Government documents).
H-2
H-2 APPLICABILITY OF CLAUSES
Unless a clause in this contract is noted to apply to only certain CLINs or certain types of efforts, the clauses in this contract shall apply to all of the CLINs identified in Section B of this contract and all efforts ordered hereunder.

H-3 INDEFINITE QUANTITY
Pursuant to FAR 52.216-22 entitled “INDEFINITE QUANTITY” (OCT 95) found in Section I of this contract, the minimum and maximum quantities are hereby established as follows. The combined minimum quantity for CLINs 0001-0007, as described in Section B, Note 2, represents the Government’s minimum ordering obligation for the entire contract. All minimum and maximum amounts stated below for all other CLINs in the first year ordering period shall only apply if those CLINs are ordered. The minimums and maximums for the option CLINs shall apply only if an option is exercised and if those CLINs are subsequently ordered.

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CLIN(Including any SLINs Thereunder)	MINIMUM	MAXIMUM
0001 - 0007	See Section B, Note 2	See Section B, Note 2
0008	0 EACH	50 each
0009	1 LOT	1 LOT
0010	1 LOT	1 LOT
0011	1 LOT	1 LOT
0012	1 LOT	1 LOT
0013	1 LOT	1 LOT
0014	1 LOT	1 LOT
0015	1 LOT	1 LOT
OPTIONS 2001-2007	See Section B	See Section B, Note 2
OPTIONS 3001-3007	See Section B	See Section B, Note 2
OPTIONS 4001-4007	See Section B	See Section B, Note 2
OPTIONS 5001-5007	See Section B	See Section B, Note 2
OPTION 2008	0 EACH	50 each
OPTION 2009	1 LOT	1 LOT
OPTION 2010	1 LOT	1 LOT
OPTION 2011	1 LOT	1 LOT
OPTION 2012	1 LOT	1 LOT
OPTION 2013	1 LOT	1 LOT
OPTION 2014	1 LOT	1 LOT
OPTION 2015	1 LOT	1 LOT
OPTION 3008	0 EACH	50 each
OPTION 3009	1 LOT	1 LOT
OPTION 3010	1 LOT	1 LOT
OPTION 3011	1 LOT	1 LOT
OPTION 3012	1 LOT	1 LOT
OPTION 3013	1 LOT	1 LOT
OPTION 3014	1 LOT	1 LOT
OPTION 3015	1 LOT	1 LOT
OPTION 4008	0 EACH	50 each
OPTION 4009	1 LOT	1 LOT
OPTION 4010	1 LOT	1 LOT
OPTION 4011	1 LOT	1 LOT
OPTION 4012	1 LOT	1 LOT
OPTION 4013	1 LOT	1 LOT
OPTION 4014	1 LOT	1 LOT
OPTION 4015	1 LOT	1 LOT
OPTION 5008	0 EACH	50 each
OPTION 5009	1 LOT	1 LOT
OPTION 5010	1 LOT	1 LOT
OPTION 5011	1 LOT	1 LOT
OPTION 5012	1 LOT	1 LOT
OPTION 5013	1 LOT	1 LOT
OPTION 5014	1 LOT	1 LOT
OPTION 5015	1 LOT	1 LOT

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H-4 TYPES OF TASK OR DELIVERY ORDERS
The following types of task or delivery orders may be issued under this contract:
(a) Firm-Fixed-Price orders under CLINs 0001 through 0010*, 0011, 1001, 2001 through 2010*, 2011, 3001 through 3010*, 3011, 4001 through 4010*, 4011, and 5001 through 5010*, 5011.
(b) Cost-Plus-Fixed-Fee under CLINs 0012, 0015**, 2012, 2015**, 3012, 3015**, 4012, 4015**, 5012, 5015**.
(c) Cost-Plus-Incentive-Fee under CLINs 0012, 0015***, 2012, 2015***, 3012, 3015***, 4012, 4015***, 5012, 5015***.
(e) Cost-Plus-No-Fee under CLINs 0014, 2014, 3014, 4014, and 5014.

*	CLINs 0009, 0010, 2009, 2010, 3009, 3010, 4009, 4010, 5009, and 5010 are not separately priced; these CLINs are included in the Firm Fixed Price for CLINs 0001 through 0008, 2001 through 2008, 3001 through 3008, 4001 through 4008, and 5001 through 5008 respectively.

**	CLINs 0015, 2015, 3015, 4015, and 5015 are not separately priced; these CLINs when ordered in a cost plus fixed fee order are included in the Cost Plus Fixed Fee of CLINs 0012, 2012, 3012, 4012, and 5012 respectively.

***	CLINs 0015, 2015, 3015, 4015, and 5015 are not separately priced; these CLINs when ordered in a cost plus incentive fee order are included in the Cost Plus Incentive Fee of CLINs 0012, 2012, 3012, 4012, and 5012 respectively.
H-5
H-5 METHOD OF SELECTION FOR ISSUANCE OF ORDERS
(A)	Individual orders shall be placed using one of the following selection procedures:
(1)	The ordering officer may request technical proposals and price proposals from each awardee and make award(s) to the contractor(s) whose proposal(s), in the judgment of the ordering officer, represents the best value to the government. The contractor is permitted to propose improvements (e.g., performance, schedule, prices contained in or listed at “TBD” in Section B of this contract) in its quotation. “Best value” is defined as the expected outcome of an acquisition that, in the Government’s estimation, provides the greatest overall benefit in response to the requirement (FAR 2.101).

(2)	The ordering officer may utilize existing contract prices determined in accordance with clause B-4. The contractor may propose price improvements to clause B-4 at any time

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after contract award.
(B)	The Government desires continuous improvements in terminal & spares pricing via updates to the pricing structure contained in clause B-4. The Government considers a price improvement to be an updated pricing structure (e.g., learning curve in clause B-4) that results in a lower, overall MIDS-LVT price. If the contractor proposes terminal and spares pricing independent of clause B-4, the Government may elect to disregard such prices even if they may be lower than prices derived from clause B-4. If determined to be the best value to the Government, the ordering officer may utilize an offeror’s higher prices from an existing clause B-4 or a proposed updated clause B-4.

(C)	Regardless of the selection procedures utilized, the ordering officer will consider existing prices from Section B (including clause B-4) and any proposed price improvements to clause B-4, and may consider a variety of factors, including, but not limited to:
(a)	information received from the contractor(s) in response to the contracting officer’s request for cost/technical proposals, if requested;

(b)	past performance under this contract including all outstanding and previous delivery orders;

(c)	the price and extent of technical data rights, computer software rights, and computer software documentation rights in the Technical Data Package;

(d)	warranty prices;

(e)	delivery rate(s).
If the ordering officer utilizes selection procedure (A)(1), the RFP will specify instructions for submitting a proposal, identify the technical factors that will be used in the evaluation, along with their relative order of importance, and will state the relative importance of the technical factors to price. The technical factors in the RFP may not include all of those identified in paragraph (C) above, and may include other technical factors more appropriate for the particular requirement.

(D)	The ordering officer may elect not to compete the award of any particular order if one or more of the following conditions exist:
(a)	The agency need for such supplies or services is so urgent that providing the opportunity would result in unacceptable delays;

(b)	Only one contractor is capable of providing such supplies or services at the level of quality required because the supplies or services are unique or highly specialized;

(c)	The order should be issued on a sole-source basis in the interest of economy and efficiency as a logical follow-on to an order already issued under the contract, provided that all awardees were given a fair opportunity to be considered for the original order;

(d)	It is necessary to place an order to satisfy a minimum guarantee; or

(e)	If the Government utilizes existing prices in Section B (Clause B-4) provided such prices were based on adequate price competition.

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H-6 PROCEDURES FOR ISSUING ORDERS
(a) Ordering. Ordering for any other customer is prohibited without authority of the Contracting Officer or his/her representative. Supplies or services to be furnished under this contract shall be furnished by the issuance of delivery or task orders on DD Form 1155. Orders shall be placed by the Ordering Officer listed in Section G of this contract or his/her representative. Delivery or task orders shall contain the information in paragraph (b) below:
(b) Ordering Procedures.
(1) Delivery or task orders issued shall include, but not be limited to, the following information:
     (a) Date of Order
     (b) Contract, order number and requisition number
     (c) Appropriation and accounting data
     (d) Description of the services to be performed
     (e) Description of end item(s) to be delivered
     (f) DD Form 254 (Contract Security Classification Specification), if applicable
     (g) DD Form 1423 (Contract Data Requirements List), if data to be delivered under the order is not listed on the DD Form 1423 included in this contract
     (i) The inspecting and accepting codes (as applicable)
     (j) Period of time in which the services are to be performed
     (l) The estimated cost plus fixed fee or ceiling price for the order
     (m) List of Government-furnished material and the estimated value thereof, if applicable
     (n) Delivery date
(2) (a) Pursuant to the clause at 52.216-18, Ordering, incorporated into this contract in Section I, the Government may issue orders orally, by facsimile, or by electronic commerce methods including, but not limited to, sending the orders by e-mail to the contractor. If the Government sends an order by e-mail, the order will be considered “issued” when the e-mail is sent, not when received by the contractor.
     (b) Oral orders may be placed hereunder only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written delivery/task order on DD Form 1155 within two working days.
(c) Modification of Delivery/Task Orders. Delivery/Task orders may be modified by the ordering officer. Modifications to delivery/task orders shall include the information set forth in paragraph (b) above, as applicable. Delivery or task orders may be modified orally by the ordering officers in emergency circumstances. Oral modifications shall be confirmed by issuance of a written modification within two working days from the time of the oral communication modifying the

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order. The Contractor shall acknowledge receipt of any delivery or task order within one working day after receipt thereof.
(d) Ceiling Price. The cost plus fixed fee or ceiling amount for each delivery/task order will be the ceiling price stated therein and may not be increased except when authorized by a modification to the delivery/task order.
(e) Unilateral Orders. Delivery or task orders under this contract will ordinarily be issued after both parties agree on all terms. If the parties fail to agree, the Ordering Officer may require the contractor to perform and any disagreement shall be deemed a dispute within the meaning of the “Disputes” clause.
H-7
H-7 LIMITATION OF LIABILITY — HIGH-VALUE ITEMS (APPLICABLE TO CLINS 0001-0008, 2001-2008, 3001-3008, 4001-4008, 5001-5008)
In consonance with FAR 46.805(a)(3) and FAR 52.246-24 (“Limitation of Liability — High-Value Items”), all Items and Subline Items deliverable hereunder are identified as High-Value Items.
H-8
H-8 CONTRACT DATA REQUIREMENTS — DELIVERY ORDERS (APPLICABLE TO CLINS 0010, 0015, 1001, 2010, 2015, 3010, 3015, 4010, 4015, 5010, 5015)
The data items shown on the DD 1423, Contract Data Requirements List, or included in the Statement of Work are either known data requirements or a general description of the data to be clarified or restated on each delivery order.
H-9
H-9 REIMBURSEMENTS UNDER COST REIMBURSEMENT OR TIME-AND-MATERIAL OR LABOR-HOUR CONTRACTS (MAR 2000)
(a) Office Equipment
The costs for acquisition, usage or rental of general purpose office equipment are considered overhead expenses and shall not be directly reimbursable under this contract. Such costs shall be included in the hourly rates payable under paragraph (a)(1) of the FAR 52.232-7 “Payments under Time-and-Material and Labor-Hour Contracts” clause, if this is a time-and-material or labor-hour contract. These overhead expenses will be reimbursed to the contractor as indirect costs under the FAR 52.216-7 “Allowable Cost and Payment” clause, if this is a cost-reimbursement contract.

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(b) Overtime
Overtime is contemplated only on an emergency basis. However, if the need for overtime arises, such overtime shall not be worked without written authorization from the Contracting Officer.
(c) Overtime/Holiday Rate
     (1) Overtime is defined as time worked in one workweek in excess of 40 hours in such workweek. Holiday time is defined as any time worked on a legal Federal Holiday. Legal Federal holidays for the purpose of this contract are listed below:
New Year’s Day
Martin Luther King’s Birthday
Washington’s Birthday
Memorial Day
Independence Day
Labor Day
Columbus Day
Veteran’s Day
Thanksgiving Day
Christmas Day
     (2) Overtime and/or holiday work may be worked by the Contractor only to the extent it is specifically authorized in writing, by the ordering activity on individual orders placed under the contract. No additional hours of overtime may be worked without additional written authorization.
     (3) Unless the contractor states otherwise in contractor’s proposal it will be deemed that the contractor shall observe the same holidays as the Government and shall otherwise be open for business Monday through Friday during the performance of the contract.
H-10
H-10 5252.232-9206 SEGREGATION OF COSTS (DEC 2003) (APPLICABLE TO COST REIMBURSEMENT CLINS)
(a) The Contractor agrees to segregate costs incurred under this contract at the lowest level of performance, either task or subtask, rather than on a total contract basis, and to submit invoices reflecting costs incurred at that level. Invoices shall contain summaries of work charged during the period covered, as well as overall cumulative summaries by labor category for all work invoiced to date, by line item, task or subtask.
(b) Where multiple lines of accounting are present, the ACRN preceding the accounting citation will be found in Section B and/or Section G of the contract or in the task or delivery order that authorizes work. Payment of Contractor invoices shall be accomplished only by charging the ACRN that corresponds to the work invoiced.

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(c) Except when payment requests are submitted electronically as specified in the clause at DFARS 252.232-7003, Electronic Submission of Payment Requests, one copy of each invoice or voucher will be provided, at the time of submission to DCAA:
(1) to the Contracting Officer’s Representative or the Technical Representative of the Contracting Officer, and
(2) to the Procuring Contracting Officer.
H-11
H-11 REIMBURSEMENT OF TRAVEL COSTS (JAN 2006)
(a) Contractor Request and Government Approval of Travel — this paragraph (a) is only applicable to cost-type CLINs. The remaining paragraphs of this clause apply to all CLINs.
Any travel under this contract must be specifically requested in writing, by the contractor prior to incurring any travel costs. If this contract is a definite or indefinite delivery contract, then the written Government authorization will be by task/delivery orders issued by the Ordering Officer or by a modification to an issued task/delivery order. If this contract is not a definite or indefinite delivery contract, then the written Government authorization will be by written notice of approval from the Contracting Officer’s Representative (COR). The request shall include as a minimum, the following:
(1) Contract number
(2) Date, time, and place of proposed travel
(3) Purpose of travel and how it relates to the contract
(4) Contractor’s estimated cost of travel
(5) Name(s) of individual(s) traveling and;
(6) A breakdown of estimated travel and per diem charges.
Any travel under the contract must be specifically identified by the contractor in a written quotation to the Ordering Officer prior to incurring any travel costs. Travel under this contract is only authorized under task/delivery orders issued by the Ordering Officer or by a modification to an issued task/delivery order.
(b) General
     (1) The costs for travel, subsistence, and lodging shall be reimbursed to the contractor only to the extent that it is necessary and authorized for performance of the work under this contract. The costs for travel, subsistence, and lodging shall be reimbursed to the contractor in accordance with the Federal Acquisition Regulation (FAR) 31.205-46, which is incorporated by reference into this contract. As specified in FAR 31.205-46(a) (2), reimbursement for the costs incurred for lodging, meals and incidental expenses (as defined in the travel regulations cited subparagraphs (b)(1)(i) through (b)(1)(iii) below) shall be considered to be reasonable and allowable only to the extent that they do not exceed on a daily basis the maximum per diem rates in effect at the time of travel as set forth in the following:

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          (i) Federal Travel Regulation prescribed by the General Services Administration for travel in the contiguous 48 United States;
          (ii) Joint Travel Regulation, Volume 2, DoD Civilian Personnel, Appendix A, prescribed by the Department of Defense for travel in Alaska, Hawaii, The Commonwealth of Puerto Rico, and the territories and possessions of the United States; or
          (iii) Standardized Regulations, (Government Civilians, Foreign Areas), Section 925, “Maximum Travel Per Diem Allowances in Foreign Areas” prescribed by the Department of State, for travel in areas not covered in the travel regulations cited in subparagraphs (b)(1)(i) and (b)(1)(ii) above.
     (2) Personnel in travel status from and to the contractor’s place of business and designated work site or vice versa, shall be considered to be performing work under the contract, and contractor shall bill such travel time at the straight (regular) time rate; however, such billing shall not exceed eight hours per person for any one person while in travel status during one calendar day.
(c) Per Diem
     (1) The contractor shall not be paid per diem for contractor personnel who reside in the metropolitan area in which the tasks are being performed. Per diem shall not be paid on services performed at contractor’s home facility and at any facility required by the contract, or at any location within a radius of 50 miles from the contractor’s home facility and any facility required by this contract.
     (2) Costs for subsistence and lodging shall be paid to the contractor only to the extent that overnight stay is necessary and authorized in writing by the Government for performance of the work under this contract per paragraph (a). When authorized, per diem shall be paid by the contractor to its employees at a rate not to exceed the rate specified in the travel regulations cited in FAR 31.205-46(a)(2) and authorized in writing by the Government. The authorized per diem rate shall be the same as the prevailing locality per diem rate.
     (3) Reimbursement to the contractor for per diem shall be limited to payments to employees not to exceed the authorized per diem and as authorized in writing by the Government per paragraph (a). Fractional parts of a day shall be payable on a prorated basis for purposes of billing for per diem charges attributed to subsistence on days of travel. The departure day from the Permanent Duty Station (PDS) and return day to the PDS shall be 75% of the applicable per diem rate. The contractor shall retain supporting documentation for per diem paid to employees as evidence of actual payments, as required by the FAR 52.216-7 “Allowable Cost and Payment” clause of the contract.
     (d) Transportation

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     (1) The contractor shall be paid on the basis of actual amounts paid to the extent that such transportation is necessary for the performance of work under the contract and is authorized in writing by the Government per paragraph (a).
     (2) The contractor agrees, in the performance of necessary travel, to use the lowest cost mode commensurate with the requirements of the mission and in accordance with good traffic management principles. When it is necessary to use air or rail travel, the contractor agrees to use coach, tourist class or similar accommodations to the extent consistent with the successful and economical accomplishment of the mission for which the travel is being performed. Documentation must be provided to substantiate non-availability of coach or tourist if business or first class is proposed to accomplish travel requirements.
     (3) When transportation by privately owned conveyance (POC) is authorized, the contractor shall be paid on a mileage basis not to exceed the applicable Government transportation rate specified in the travel regulations cited in FAR 31.205-46(a)(2) and is authorized in writing by the Government per paragraph (a).
     (4) When transportation by privately owned (motor) vehicle (POV) is authorized, required travel of contractor personnel, that is not commuting travel, may be paid to the extent that it exceeds the normal commuting mileage of such employee. When an employee’s POV is used for travel between an employee’s residence or the Permanent Duty Station and one or more alternate work sites within the local area, the employee shall be paid mileage for the distance that exceeds the employee’s commuting distance.
     (5) When transportation by a rental automobile, other special conveyance or public conveyance is authorized, the contractor shall be paid the rental and/or hiring charge and operating expenses incurred on official business (if not included in the rental or hiring charge). When the operating expenses are included in the rental or hiring charge, there should be a record of those expenses available to submit with the receipt. Examples of such operating expenses include: hiring charge (bus, streetcar or subway fares), gasoline and oil, parking, and tunnel tolls.
     (6) Definitions:
     (i) “Permanent Duty Station” (PDS) is the location of the employee’s permanent work assignment (i.e., the building or other place where the employee regularly reports for work.
     (ii) “Privately Owned Conveyance” (POC) is any transportation mode used for the movement of persons from place to place, other than a Government conveyance or common carrier, including a conveyance loaned for a charge to, or rented at personal expense by, an employee for transportation while on travel when such rental conveyance has not been authorized/approved as a Special Conveyance.
     (iii) “Privately Owned (Motor) Vehicle (POV)” is any motor vehicle (including an automobile, light truck, van or pickup truck) owned by, or on a long-term lease (12 or

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more months) to, an employee or that employee’s dependent for the primary purpose of providing personal transportation, that:
     (a) is self-propelled and licensed to travel on the public highways;
     (b) is designed to carry passengers or goods; and
     (c) has four or more wheels or is a motorcycle or moped.
     (iv) “Special Conveyance” is commercially rented or hired vehicles other than a POC and other than those owned or under contract to an agency.
     (v) “Public Conveyance” is local public transportation (e.g., bus, streetcar, subway, etc) or taxicab.
     (vi) “Residence” is the fixed or permanent domicile of a person that can be reasonably justified as a bona fide residence.
EXAMPLE 1: Employee’s one way commuting distance to regular place of work is 7 miles. Employee drives from residence to an alternate work site, a distance of 18 miles. Upon completion of work, employee returns to residence, a distance of 18 miles.
     In this case, the employee is entitled to be reimbursed for the distance that exceeds the normal round trip commuting distance (14 miles). The employee is reimbursed for 22 miles (18 + 18 - 14 = 22).
EXAMPLE 2: Employee’s one way commuting distance to regular place of work is 15 miles. Employee drives from residence to an alternate work site, a distance of 5 miles. Upon completion of work, employee returns to residence, a distance of 5 miles.
     In this case, the employee is not entitled to be reimbursed for the travel performed (10 miles), since the distance traveled is less than the commuting distance (30 miles) to the regular place of work.
EXAMPLE 3: Employee’s one way commuting distance to regular place of work is 15 miles. Employee drives to regular place of work. Employee is required to travel to an alternate work site, a distance of 30 miles. Upon completion of work, employee returns to residence, a distance of 15 miles.
     In this case, the employee is entitled to be reimbursed for the distance that exceeds the normal round trip commuting distance (30 miles). The employee is reimbursed for 30 miles (15 + 30 + 15 - 30 = 30).
EXAMPLE 4: Employee’s one way commuting distance to regular place of work is 12 miles. In the morning the employee drives to an alternate work site (45 miles). In the afternoon the

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employee returns to the regular place of work (67 miles). After completion of work, employee returns to residence, a distance of 12 miles.
     In this case, the employee is entitled to be reimbursed for the distance that exceeds the normal round trip commuting distance (24 miles). The employee is reimbursed for 100 miles (45 + 67 + 12 - 24 = 100).
EXAMPLE 5: Employee’s one way commuting distance to regular place of work is 35 miles. Employee drives to the regular place of work (35 miles). Later, the employee drives to alternate work site #1 (50 miles) and then to alternate work site #2 (25 miles). Employee then drives to residence (10 miles).
     In this case, the employee is entitled to be reimbursed for the distance that exceeds the normal commuting distance (70 miles). The employee is reimbursed for 50 miles (35 + 50 + 25 + 10 - 70 = 50).
EXAMPLE 6: Employee’s one way commuting distance to regular place of work is 20 miles. Employee drives to the regular place of work (20 miles). Later, the employee drives to alternate work site #1 (10 miles) and then to alternate work site #2 (5 miles). Employee then drives to residence (2 miles).
     In this case, the employee is not entitled to be reimbursed for the travel performed (37 miles), since the distance traveled is less than the commuting distance (40 miles) to the regular place of work.
H-12
H-12 CERTIFICATE OF COMPLIANCE
The Contractor shall certify that the terminal, as designed meets all the current requirements of the contract and all attachments thereto, including interchangeability requirements. The Contractor shall submit a separate Certificate of Compliance for each LVT variant (i.e. LVT (1), LVT (2) and LVT (3)).
The requirements documents for each variant are as follows:
LVT (1), (4), (6), (7) — SSS and ICD and associated Data Lists
LVT (2), (11) — SSSA and ICDA and associated Data Lists
LVT (3) — SSSA and ICDA and associated Data Lists
Any terminal delivered with NSIO S/W — NSIO SSSA and associated Data Lists
These certificates shall be delivered via contract letter after the contractor has successfully completed its contractor qualification effort. The certification must be submitted no later than 15 days prior to the contractor request for Government acceptance (via DD 250) of the first

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terminal for each variant. The certificates shall be signed by an individual authorized to obligate the Contractor.
H-13
H-13 5252.243-9400 AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (JAN 1992)
(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor’s facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the Changes clause of this contract.
(b) The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.
(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer’s. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is:

NAME	Melissa L. Hawkins

ADDRESS	Naval Base Point Loma, Naval Mine and Anti-Submarine Command
Complex
33000 Nixie Way
San Diego, CA 92147-5110

TELEPHONE	(619) 524-5626

E-MAIL	melissa.hawkins@navy.mil

H-14 ALTERNATIVES AND UPDATES TO SPECIFICATIONS AND STANDARDS (DEC 1999)
(a) The Department of Defense is—

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     (1) committed to minimizing the use of military and federal specifications and standards; and
     (2) seeking to use non-government specifications and standards to the maximum extent practicable to satisfy its requirements.
(b) The Contractor—
     (1) is encouraged to identify and propose alternatives to specifications and standards cited in this contract;
     (2) may submit to the Contracting Officer a proposal addressing alternatives to contractually mandated military, federal, or commercial specifications and standards, consisting of the following:
          (i) a copy of the proposed alternatives;
          (ii) a comparison of the proposed alternatives to the specifications or standards cited in the contract; and
          (iii) an analysis supporting the feasibility and cost-effectiveness of the proposed alternatives.
(c) If the Contractor has a contract, or multiple DOD contracts, that incorporate outdated or different versions of military, federal, or commercial specifications or standards, the Contractor may request that all of its contracts be updated to the latest version of the applicable specifications or standards. Updating must not affect the form, fit, or function of any deliverable item, and must demonstrate a benefit to the government. The Contractor may submit updating requests to the Contracting Officer through the cognizant contract administration office. The government will, to the extent practicable, evaluate the acceptability of any proposed alternative. If a proposed alternative is not considered for the instant procurement, it will be considered for future procurement. If the Contracting Officer does not accept the proposed alternative, the Contractor agrees to perform the contract in accordance with the specifications and standards cited in the contract.
H-15
H-15 AIRWORTHINESS CERTIFICATE (APPLICABLE TO ALL MIDS-LVT TERMINALS DELIVERED UNDER THIS CONTRACT)
(a) The Contractor shall certify that the delivered Terminals are safe for intended use. The certificate shall be based on successful completion of Contractor testing and analysis. Safe-For-Intended Use (SFIU) tests shall consist of (1) Crash Safety, (2) Random Vibration, (3) Electronic Field Radiated Emission (RE02) Test, (4) Power Line and signal Line Conducted Emission (CE03) and explosive atmosphere.
(b) The Contractor shall provide a completed AFMC Form 3, Component Airworthiness Certificate, as part of their First Article Approval prior to the first terminal delivered under this contract (See H-23). The AFMC Form 3 is considered “completed” once the contractor has completed the necessary testing and analysis and the responsible contractor system safety engineer/officer/ manager has signed the form. The Government expects to review the test data and analyses upon which the Contractor based the airworthiness certificate.

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(c) The Contractor shall maintain the Terminal’s airworthiness certificate until the period of performance for the entire contract is completed.
H-16
H-16 ELECTROMAGNETIC COMPATIBILITY (EMC) FEATURES APPROVAL (APPLICABLE TO ALL MIDS-LVT TERMINALS DELIVERED UNDER THIS CONTRACT)
The Contractor is required to obtain EMC Features approval in accordance with the DoD Link 16 EMC Features Certification Process and Requirements prior to First Article Approval (see H-23) and to maintain such approval until the period of performance for the entire contract is completed. Any waivers or deviations against the DoD Link 16 EMC Features Certification Process and Requirements shall be submitted to NTIA via the DoD Certification Authority for approval. The certification effort may require technical interchange meetings with the DoD Certification Authority, currently designated as PEO C4I, or with members of their designated EMC Features Certification execution activity. Accordingly, it is the sole responsibility of the Contractor to determine and to provide all information, briefings, test procedures, test conduct, test reports and analysis that may be required to document and obtain certification from the DoD Certification Authority and final EMC features approval from NTIA.
H-17
H-17 COMMUNICATIONS SECURITY (COMSEC) APPROVAL FOR USE (APPLICABLE TO ALL MIDS-LVT TERMINALS DELIVERED UNDER THIS CONTRACT)
The Contractor is required to obtain National Security Agency (NSA) Approval for Use of the MIDS LVT terminal together with NSA approval of the associated documentation as part of First Article Approval (See Clause H-23) and to maintain such COMSEC Approval for Use until the period of performance for the entire contract is completed. This effort will require technical interchange meetings with NSA, or a designated agency.
Accordingly, it is the sole responsibility of the Contractor to determine and to provide all information, briefings, test procedures, test conduct, test reports and analysis that may be required to document and obtain such approval by NSA. To obtain copies of the COMSEC requirement documents including SOW and CDRL, the Contractor must send a written request to the National Security Agency (NSA) Program Manager for MIDS, with a copy of the request sent to JPEO JTRS, MIDS Program Office. The request shall include identification of the Contractor’s current U.S. COMSEC account and evidence of a current facility and personnel clearance. The NSA Program Manager for MIDS can be reached at (410) 854-0878.

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H-18 5252.225-9200 OFFSHORE PROCUREMENT OF COMSEC EQUIPMENT (MAY 1996)
Due to the unique sensitivity of Communications Security and to maintain rigid control over the integrity of COMSEC equipment, no subcontracts or purchase orders which involve design, manufacture, production, assembly or test in a location not in the United States, of equipment, assemblies, accessories or parts performing cryptographic functions shall be made under this contract without prior specific approval of the Contracting Officer. The Contractor shall include this clause in any and all subcontracts it may let pursuant to this contract for equipment, assemblies, accessories or parts.
H-19
H-19 CONTRACT SECURITY CLASSIFICATION SPECIFICATION
DOD Contract Security Classification (DD 254), attached, itemizes the classified portion of work to be performed under this Contract. Upon completion of the final delivery under this contract, the Contractor shall promptly notify, in writing, the Space and Naval Warfare Systems Command (SPAWAR) Security Office (SPAWAR Code 83310), and JPEO JTRS. The Contractor shall, if applicable, request classified material disposition in accordance with the National Industrial Security Program Operating Manual (NISPOM) (DOD 5220.22-M) and Security within the North Atlantic Treaty Organization (Document C-M(55)15(Final)) and any subsequent amendments.
Regarding FAR 52.204-2 (“Security Requirements”), paragraph (b), the following applies in lieu of DOD 5220.22-M (including any revisions to this manual) for any Non-U.S. contractors or Non-U.S. subcontractors located outside the U.S.:
     1. For those located within the Republic of France:
(a)	“Instruction Generale Interministerielle 1300/SGDN/DR” of 12 March 1982;

(b)	“Instruction Interministerielle 2000/SGDN/SSD/DR” of 01 October 1986; and

(c)	“Instruction 2500/DEF/C23” of 26 January 1983.
     2. For those located within the Federal Republic of Germany:
“Handbuch fur den Geheimschultz in der Wirtschaft” of Jun 1986
     3. For those within the Republic of Italy:
“Norme unificate per La tutela del Segreto” SMD-1/R — Vol III del 1971 e successive direttive/aggiornamenti:
•	PCM-ANS 1/R/A del 28.01.1986

•	ANS-NDA 296

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•	ANS-S/R e altre
     4. For those within the Kingdom of Spain:
“Manual de Seguridad Industrial de Las F.F.A.A.”, Orden Ministerial No. 12-82 (21 October)
H-20
H-20 NONDISCLOSURE OF COMSEC INFORMATION
COMSEC/TEMPEST information will be the subject of a Memoranda of Agreement between the National Security Agency (NSA) and the Cryptologic Authorities of the Participants. All information related to the COMSEC/TEMPEST portions of this Program will be released on a Government-to-Government basis by the NSA to the Cryptologic Authorities of the Participants. Public release of information relating to COMSEC and its uses shall be restricted in dissemination to Contractor personnel and Government personnel involved in the Contract. Any proposed release of unclassified COMSEC information relating to this Contract into the public domain shall be forwarded, via the PCO, to both SPAWAR Security Technology Transfer Office (Code 83300), for review on behalf of the JPEO JTRS, and NSA. The term “release” includes, but is not limited to: newspaper articles, company newsletters, contract announcements, advertisements, brochures, photographs, motion-picture films, technical papers, unclassified presentations at symposia, speeches, displays, etc. on any COMSEC phase related to this Contract.
H-21
H-21 RESTRICTED ACCESS TO COMSEC INFORMATION
(a) The Contractor agrees to obtain written approval from the National Security Agency (NSA) through the PCO on behalf of the JPEO JTRS before assigning work or granting access to any foreign national or foreign representative to data related to the following items/subject matter, whether such data is provided by the Government or generated under this Contract in accordance with DD 254, Contract Security Classification Specification:
1. U-TVB CTIC/DS-101 Hybrid
2. AN/CYZ-10 Data Transfer Device .
3. AN/KOI-18 Paper Tape Reader
4. AN/PYI-10 Fill Device
5. Cryptographic Keys
6. AN/PYQ-10, Simple Key Loader (SKL)
7. Cryptographic related specifications, publications, and software
(b) For purposes of this clause, a foreign national is anyone who is not a citizen of the United States. A foreign representative is anyone (regardless of nationality) who is acting as an official,

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agent, or employee of (i) a foreign owned/controlled/influenced firm, corporation, or person or (ii) a foreign government. Nothing in this clause is intended to waive any requirement imposed by any other US Government agency with respect to employment of either foreign nationals or foreign representatives or to export control.
H-22
H-22 DATA/SOFTWARE ACCESSION LIST
The Data Accession List (DAL) provides a listing of information generated by the Contractor as required by CDRL A016. The Contracting Officer may order copies of any data, documentation or computer software identified in the DAL. If requested, electronic copies of the data shall be made provided to the Government via the MIDS Enterprise Management System (EMS) online database within 5 working days from the date of the request. The cost of furnishing such data or software shall be subject to payment pursuant to DFARS 252.227-7027 (“Deferred Ordering of Technical Data or Computer Software”) under Section I.
H-23
H-23 MIDS-LVT FIRST ARTICLE QUALIFICATION REQUIREMENTS
The contractor is required to have its MIDS-LVT variant(s) first article approved by the Government before the contractor may start delivery of terminals. Contractors that have previously had their MIDS-LVT variant(s) qualified shall provide evidence of that first article approval prior to their first delivery under this contract. For any MIDS-LVT variant(s) for which the contractor has not previously obtained Government first article approval, the Government will approve such variant(s) when all of the following conditions have been met:
a)	The Contractor has submitted a Certificate of Compliance (H-12) after successful completion of contractor Qualification which was performed in accordance with a Government approved contractor qualification plan/procedure. The certificate shall state, as applicable, that the Contractor’s first article meets all of the requirements of the MIDS Functional and Allocated baselines detailed in Attachment F.

b)	The Contractor has submitted an EMC Features Approval (H-16).

c)	The Contractor has submitted a signed COMSEC Approval for Use (H-17).

d)	The Contractor has submitted a signed Air Worthiness certificate (H-15) for terminals to be operated in an airborne environment.

e)	The Contractor has successfully demonstrated LRU and SRU interchangeability in accordance with Clause C-2.

f)	The contractor’s terminal has successfully passed any Government executed qualification testing that the Government, at its discretion, deems necessary.

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H-24 GOVERNMENT FURNISHED COMPUTER SOFTWARE
As part of the Government qualification process of GFM software cited in H-26, the Government will be testing the software on the contractor’s production terminal prior to providing it as GFM. If during this qualification process the Government determines that there is a problem with the contractor’s terminal executing the GFM software, the Government will notify the contractor in writing. Within 30 days of Government notification and at no cost to the Government, the contractor shall complete corrective action that ensures its terminal successfully executes the GFM software.
H-25
H-25 GOVERNMENT FURNISHED PROPERTY
The Government will provide only that property set forth below, on or before the date indicated, notwithstanding any provisions of the specification(s) to the contrary:
Upon Contractor’s written request to the Procuring Contracting Officer via the cognizant Contract Administration Office, the Government will furnish the following for use in the performance of this contract:

SOURCE	DESCRIPTION	QTY	DATE	DESTINATION	NOTES
*	*	*	*	*	*

*	In support of this contract, the Contractor is authorized to use the Government Furnished Property currently authorized for use on Contract N00039-00-D-2101.
H-26
H-26 GOVERNMENT FURNISHED MATERIAL
(a) The Government, via Management Control Activity (MCA) Distribution Code N00039, will furnish to the Contractor for use in connection with this Contract, only the Government Furnished Material set forth below:

SOURCE	DESCRIPTION	QTY	DATE	DESTINATION	NOTES
IPO	MIDS CORE Software* MIDS TIO Software* MIDS ADDSI Software* MIDS CSIA Software* NSIO Software* NCP software* FDL Software*	1 EA 1 EA 1 EA 1 EA	Initial: 3 Months After Contract Award. Updates version provided as available.	Available on EMS	Version Description Documents will be provided with the software. Deliveries shall include all source, definition, build files, and all other necessary files to create executables, plus final executables.

NSA	[***]	1 per FMS SMP SRU ordered.	6 months after effective date of each production order	Contractor’s Plant	See clauses H.21.

*	Updated versions to be provided as they become available

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b)	Only the material listed above in the quantities shown will be furnished by the Government notwithstanding any provisions of the specification(s) to the contrary. Government Furnished Material will be delivered, all transportation charges paid, to the cognizant contract administration office specified herein, in care of the Contractor’s plant.
H-27
H-27 DISPOSITION OF GOVERNMENT FURNISHED PROPERTY
When disposition instructions for Government Furnished Property are contained in the accountable contract or on the supporting shipping documents (DD 1149) the Contractor shall initiate and submit an excess inventory listing to the Procuring Contracting Officer (PCO), via the activity Property Administrator.
If there is any contractor acquired property to which the Government retained title or if GFP was provided without disposition instructions, the Contractor shall submit an excess inventory listing of such items to the PCO, via the activity Property Administrator, at which time disposition instructions will be provided.
H-28
H-28 SUBMISSION OF DD FORM 1662, DOD PROPERTY IN THE CUSTODY OF CONTRACTORS
The contractor shall provide a duplicate of the DD Form 1662 executed per DFARS clause 252.245-7001 to the Contracting Officer’s Representative (COR) by 31 October of each year of contract performance.
H-29
H-29 CONTRACTOR IDENTIFICATION (MAY 2004)
(a) Contractor employees must be clearly identifiable while on Government property by wearing appropriate badges.
(b) Contractor personnel and their subcontractors must identify themselves as contractors or subcontractors during meetings, telephone conversations, in electronic messages, or correspondence related to this contract.
(c) Contractor-occupied facilities (on Department of the Navy or other Government installations) such as offices, separate rooms, or cubicles must be clearly identified with Contractor supplied

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signs, name plates or other identification, showing that these are work areas for Contractor or subcontractor personnel.
H-30
H-30 INDUSTRIAL PRIORITY RATING (SEP 1996)
(a) The Department of Defense does not normally assign industrial priority ratings under the Defense Priorities and Allocations System (DPAS) for the acquisition of computers, software and peripheral equipment which will be used for administrative or business purposes, e.g. financial management (payroll, budget, etc.), insurance programs, commissary or base exchange operations, and personnel education and training programs. Industrial priority ratings are also not used when the computers, software and peripheral equipment will be financed by military department and activities with non-appropriated funds.
(b) However, a DO-A7 or DX-A7 rating may be assigned on delivery orders for computers, software and peripheral equipment that will be used as an integral part of an end item which is necessary to conduct strategic or tactical military operations; necessary for logistics support of military operations; or necessary for research and development, production, testing, or construction at Government-owned facilities. DPAS ratings, when applicable, will be specified on the face of the delivery order.
H-31
H-31 LIMITED RELEASE OF CONTRACTOR CONFIDENTIAL BUSINESS INFORMATION (NOV 2003)
(a) Definition.
“Confidential business information,” as used in this clause, is defined as all forms and types of financial, business, scientific, technical, economic, or engineering information, including patterns, plans, compilations, program devices, formulas, designs, prototypes, methods, techniques, processes, procedures, programs, or codes, whether tangible or intangible, and whether or how stored, compiled, or memorialized physically, electronically, graphically, photographically, or in writing if — (1) the owner thereof has taken reasonable measures to keep such information secret, and (2) the information derives independent economic value, actual or potential from not being generally known to, and not being readily ascertainable through proper means by, the public. Confidential business information may include technical data as that term is defined in DFARS §§ 252.227-7013(a)(14), 252.227-7015(a)(4), and 252.227-7018(a)(19). It may also include computer software as that term is defined in DFARS §§ 252.227-7014(a)(4) and 252.227-7018(a)(4).
(b) The Space and Naval Warfare Systems Command (SPAWAR) may release to individuals employed by SPAWAR support contractors and their subcontractors confidential business information submitted by the contractor or its subcontractors pursuant to the provisions of this contract. Business information that would ordinarily be entitled to confidential treatment may be

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included in the information released to these individuals. Accordingly, by submission of a proposal or execution of this contract, the offeror or contractor and its subcontractors consent to a limited release of its confidential business information.
(c) Circumstances where SPAWAR may release the contractor’s or subcontractors’ confidential business information include the following:
     (1) To other SPAWAR contractors and subcontractors, and their employees tasked with assisting SPAWAR in handling and processing information and documents in the administration of SPAWAR contracts, such as file room management and contract closeout.
     (2) To SPAWAR contractors and subcontractors, and their employees tasked with assisting SPAWAR in accounting support services, including access to cost-reimbursement vouchers.
(d) SPAWAR recognizes its obligation to protect the contractor and its subcontractors from competitive harm that could result from the release of such information. SPAWAR will permit the limited release of confidential business information under paragraphs (c)(1) and (c)(2) only under the following conditions:
     (1) SPAWAR determines that access is required by other SPAWAR contractors and their subcontractors to perform the tasks described in paragraphs (c)(1) and (c)(2),
     (2) Access to confidential business information is restricted to individuals with a bona fide need to possess,
     (3) Contractors, their subcontractors, and their employees who are granted access to confidential business information have signed an appropriate non-disclosure agreement requiring them to provide the same level of protection to confidential business information that would be provided by SPAWAR employees,
     (4) Contractors and their subcontractors having access to confidential business information have agreed under their contract or a separate corporate non-disclosure agreement to provide the same level of protection to confidential business information that would be provided by SPAWAR employees, and
     (5) SPAWAR contractors and their subcontractors performing the tasks described in paragraphs (c)(1) or (c)(2) have agreed under their contract or a separate non-disclosure agreement to not use confidential business information for any purpose other than performing the tasks described in paragraphs (c)(1) and (c)(2).
(e) SPAWAR’s responsibilities under the Freedom of Information Act are not affected by this clause.
(f) If SPAWAR satisfies the conditions listed in paragraph (d), the contractor and its subcontractors agree to indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses, arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, display, or disclosure of confidential business information provided by the contractor to the Government.
(g) The contractor agrees to include, and require inclusion of, this clause in all subcontracts at any tier that requires the furnishing of confidential business information.

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H-32 THIRD PARTY TRANSACTIONS
(a) Definitions. For the purposes of this clause:
“Participants” is defined as a signatory of the MIDS Program Memorandum of Understanding and each supplement.
“Foreground Information” is defined as any information generated under the Program.
“Information” is defined as any information, knowledge, or data, regardless of form or characteristics including: that of a scientific or technical nature, threat, experimental and test data, designs, semiconductor mask works and topography, improvements, photographs, reports, manuals, specifications, processes, techniques, inventions, technical writings, computer software, sound recordings, pictorial reproductions, drawings and other graphical representations; whether on magnetic tape, in computer memory or in whatever form presented, and whether or not subject to copyright or other legal protection.
“MIDS-LVT Equipment” is defined as program equipment, including hardware and software that is produced or supported through contracts managed by the MIDS International Program Office (IPO). MIDS-LVT Equipment may be an end item, a system, or a component. MIDS-LVT Equipment includes MIDS-LVT all variants. MIDS-LVT Equipment excludes special tooling and test equipment.
“Third Party” is defined as any entity that desires to obtain MIDS-LVT Equipment and Foreground Information outside of this contract, i.e, not through an order placed under this contract.
“Procuring Contracting Officer” is defined in Section G, Clause G-5 “Designation of Procurement Contracting Officer and Appointment of Ordering Officer(s)” under contracts N00039-00-D-2100 and N00039-00-D-2101.
“Levy” is defined as the recoupment value of Nonrecurring Costs (NRC) that can be obtained by the Participants for certain transactions involving Third Parties.
(b) Restriction. The contractor, and all of its subcontractors, are prohibited from selling, entering into a contract to sell, transferring title of, or disclosing or transferring possession of, any MIDS-LVT Equipment or Foreground Information, exclusive of any MIDS-LVT Equipment or Foreground Information that has been approved for public release, to any Third Party without the express written notification by the Procuring Contracting Officer (PCO) that the proposed transaction is approved by the MIDS Steering Committee or U.S. MIDS Steering Committee Representative, as applicable.

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(c) Procedures
(1) If at any time the contractor desires to engage in a transaction restricted by paragraph (b) above, the contractor must submit a formal written request to that effect to the PCO prior to the earlier of (a) forwarding an offer to sell, entering into a contract to sell, or transferring MIDS-LVT Equipment or Foreground Information to a Third Party, or, (b) submittal of a request to the United States Department of State for an export license, if necessary, for such a proposed transaction. The request shall include at a minimum the following information:
(i) A description of the defense equipment or information to be transferred, including quantity, number of units, unit price, and total value of proposed sale,
(ii) The identity of the Ministry of Defense of the new recipient (if applicable).
(iii) The anticipated purpose, end use, and end user of the defense equipment or information.
If the contractor deems its request to be proprietary, the following paragraph shall be included in its request:
This request for sale or transfer of MIDS-LVT Equipment or Foreground Information includes data that shall not be disclosed outside of the Participants and shall not be duplicated, used, or disclosed — in whole or in part — for any purpose other than to evaluate this request. This restriction does not limit the Participants’ rights to use information contained in this data if it is obtained from another source without restriction.
(2) Upon receipt of a request submitted pursuant to (c)(1), the PCO will forward the request to either the MIDS Steering Committee or the U.S. MIDS Steering Committee Representative, depending upon the nature of the requested transaction, for consideration and action. The PCO will notify the contractor when the MIDS Steering Committee or the U.S. MIDS Steering Committee Representative, as applicable, decides to approve or disapprove the requested transaction. The contractor may enter into the transaction as specifically requested pursuant to paragraph (c)(1) only upon receipt of PCO notification that the requested transaction has been approved.
(3) If the request submitted pursuant to (c)(1)(ii) is for a transaction either directly with a foreign government or foreign industry OR to a US Government Agency or US industry where the end user is a foreign government or foreign industry, a levy payment in accordance with section (d) shall be included.
(d) Additional Guidelines and Procedures for Approved Transactions To Third Parties Involving Levies
(1) If the contractor’s request is approved by the MIDS Steering Committee, then the

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contractor will include the applicable levy as a separately priced line item in the proposal to the Third Party. The applicable amount of the EMD non-recurring costs will either be deposited to the MIDS Nations levy accounts directly by the Third Party or included on the contract and deposited to the MIDS Nations levy accounts by the contractor. The MIDS IPO will provide instructions for deposit of the levies. This sum shall not include any amount that any or all of the Governments elect to waive.
(2) Prior to shipment of MIDS equipment to the Third Party, the contractor shall obtain written verification from the MIDS International Program Office that all applicable levies have been deposited to the Participants’ bank accounts. Shipment of MIDS equipment without obtaining such verification may result in withdrawal of approval for current transactions, and rejection of future requests (presented pursuant to paragraph (c)(1)) by the MIDS Steering Committee.
(3) The contractor agrees to include in any proposals to a Third Party the not-to-exceed amount of $17,071 per terminal, which represents the maximum recoupment value that can be levied by the Participants (exclusive of the US Government) for any Third Party transaction.
(4) The contractor further agrees to include the text of the following clause in all contracts it enters into with Third Parties that involve the export of MIDS LVT Equipment and Foreground Information:
“The acceptance of this Contract by the Contractor is based upon its receipt of both the applicable export approval of the Department of State of the United States of America pursuant to the International Traffic in Arms Regulations and the approval of the MIDS Steering Committee for the transfer of MIDS LVT equipment and information to the Customer.”
(e) The contractor acknowledges that although the United States is one of the five participants to the MIDS program, the United States has no authority to order the MIDS Steering Committee to approve any particular request for sale or transfer of MIDS-LVT Equipment or Foreground Information to a Third Party.
(f) For all transactions involving Third Parties, the contractor shall take appropriate measures to ensure that the Third Party does not re-transfer or use the MIDS LVT Equipment or Foreground Information provided to that Third Party in any manner inconsistent with the purposes approved by the MIDS Steering Committee or U.S. MIDS Steering Committee Representative, as applicable.
(g) The Contracting Officer’s written notification of the approval of a transaction restricted by paragraph (c) involving a particular Third Party shall not constitute an approval by either the MIDS Steering Committee or U.S. MIDS Steering Committee Representative of any desired future transaction restricted by paragraph (c) with either that Third Party or another Third Party.

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(h) The contractor acknowledges and agrees that this clause is a material requirement of the contract, and that its failure to follow any term of this clause entitles the Government to terminate the contract for default.
H-33
H-33 USE OF ENGLISH
The English language (written and spoken) shall be used in the conduct of all business between the Government and the Contractor. The English language shall be used in a manner which includes, but is not necessarily limited to, the preparation of all proposals, correspondence, meetings, reviews, briefings, telecommunications, plant visits, and deliverables.
Deliverable documentation and drawings may contain bilingual notes; however, any inconsistency between the English language and any other language used in such deliverables shall be resolved by giving precedence to the English language version. Non-deliverable documentation may be in the national language of the originator, unless called for under the accession list thus requiring that it shall be provided in English.
H-34
H-34 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE (NOV 91) (5252.215-9210)
All representations and certifications and other written statements made by the contractor in response to section K of the solicitation or at the request of the contracting officer, incident to the award of the contract or modification of this contract, are hereby incorporated by reference with the same force and effect as if they were given in full text.
H-35
H-35 5252.219-9201 SMALL BUSINESS SUBCONTRACTING PLAN (OCT 2003)
Pursuant to Public Law 95-507, the Contractor’s Subcontracting Plan for small business, HUBZone small business, small disadvantaged business, women-owned small business, veteran-owned small business, and service-disabled veteran-owned small business concerns is hereby approved and attached hereto as Attachment B and is made a part of this contract.

H-36 DELIVERY ORDER LIMITATIONS OF COST/FUNDS (DEC 1999) (APPLICABLE TO ALL COST TYPE CLINS)

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In accordance with the FAR Clause 52.232-20, “Limitation of Cost,” or 52.232-22 “Limitation of Funds,” the Government shall not be obligated to reimburse the Contractor for work performed, items delivered, or any costs incurred under orders issued under the resultant contract, except as authorized by the contracting officer.
The cost factors utilized in determining the estimated costs under any order placed hereunder shall be the applicable rates current at the time of issuance of the task or delivery order, not to exceed, however, any ceilings established by the terms of this contract.
If at any time 75% of either the estimated cost or estimated level of effort specified in the task or delivery order is reached and it appears that additional funds and/or level of effort is required to complete performance, the Contractor shall promptly notify the Ordering Officer in writing. Such notification shall include the cost and level of effort expended and that which will be required to complete performance. The Government shall have the right to modify the task or delivery order accordingly.
If the Contractor exceeds the estimated costs authorized by task or delivery order placed hereunder, the Government will be responsible only for reimbursement of the cost and payment of fee in an amount up to that established by the task or delivery order.
The total amount of all task or delivery orders issued shall not exceed the estimated costs and fixed fee or level of effort set forth in this contract.
H-37
H-37 EMPLOYMENT OF NAVY PERSONNEL RESTRICTED (DEC 1999)
In performing this contract, the Contractor will not use as a consultant or employ (on either a full or part-time basis) any active duty Navy personnel (civilian or military) without the prior approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no law and no DOD or Navy instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.
H-38
H-38 DEFINITIONS
(a) Unless otherwise stated in this contract, the word “days” means “calendar days.”
(b) Unless otherwise stated in this contract, when used in conjunction with any military standard or military specification expressly set forth or incorporated by reference, the word “guidance” or “as a guide” shall mean that the contents of such specification or standard, while not mandatory, is nevertheless agreed by the parties to be an example, model, or criterion of accuracy indicative of good engineering design, manufacturing, and testing practices.

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H-39 WARRANTY (APPLICABLE TO CLINS 0009, 2009, 3009, 4009, 5009)
This warranty contains the following sections:
I. Scope
II. Definitions
III. Individual Warranty Coverage
IV. Systemic/Performance Warranty Coverage
V. Commercial Warranties
VI. Warranty Procedures/Remedies
VII. Other Rights and Remedies
VIII. Warranty Administration
IX. Warranty Status Reporting
X. Exclusions
XI. Presumption of Failure/Defect
XII. Contractor Obligations
XIII. Disputes
I. SCOPE
Contractor warrants that hardware items, firmware, and computer software furnished under this contract will conform to the design and manufacturing requirements, and specified performance requirements specifically delineated in the Contract and any supplementary agreements thereto.
II. DEFINITIONS
A.	Acceptance: The execution of an official document (DD Form 250) by an authorized representative of the Government.

B.	Cosmetic damage: Cosmetic damage includes faded or chipped paint, scratches, minor dents, nicks, or other damage resulting from normal and customary use that does not affect the operational use or maintenance of the item.

C.	Defect: A condition or characteristic that causes an item’s performance not to meet the specifications or other requirements of the contract, or when an item lacks something essential for completeness for its intended use. A defect does not necessarily affect performance.

D.	Design and Manufacturing Requirements: The structural and engineering plans and manufacturing particulars, including precise measurements, tolerances, materials and finished product tests for the items being procured under this contract.

E.	Failure: A breakdown or degradation of operation or function. Failures include items returned to the contractor’s facility that are identified as NEOF (RTOK, NFF and A-799).

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F.	Individual Coverage: Warranty coverage that requires the contractor to correct all failures for any reason (except for Out-of-warranty Items or Non-warranty Items) via individual warranty claim actions for each failure at no additional cost to the Government.

G.	Items: MIDS-LVT (1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11) Terminal Sets, LRUs, SRUs and ancillary items delivered under this contract, inclusive of all hardware, firmware, software (except GFE software).

H.	No Evidence of Failure: The term “No Evidence of Failure” or NEOF, as used herein, means a returned item that upon initial checkout by the contractor, successfully completes the performance verification testing as defined in the LRU or SRU Acceptance Test Plan (ATP). NEOF is the same as a Retest Okay (RTOK), No Fault Found (NFF), Can Not Duplicate (CND) or A-799.

I.	Non-warranty Items: Items that are not warranted, or are excluded under the exclusion clause of this contract.

J.	Out-of-warranty Items: Items for which the timeframe in calendar years exceeds the warranty.

K.	Repair: The elimination of a defect or correction of a failure. Correction of cosmetic damage is not required unless it effects the operation or maintenance of the item.

L.	Repetitive Failure: When at least 3 items delivered to the government over any six-month period of time have failed with the same root cause, the failures are considered repetitive.

M.	Retrofit Plan: A retrofit plan describes how the contractor will implement corrections to defects or systemic failures for all fielded items.

N.	Systemic/Performance Coverage: Warranty coverage that requires the contractor to correct the cause of repetitive failures or defects for all items. A retrofit plan for repetitive failures or defects is required.

O.	Terminal: Includes all of the SRUs and LRUs that make up a MIDS-LVT (1, 2, 3, 4, 5, 6, 7, and 11) ordered under Section B.

P.	Turn-Around Time, Contractor Issue: The Contractor Issue TAT (CITAT) clock begins upon receipt of a customer/user requisition at the contractor site, and ends upon delivery to the customer at either a Continental United States (CONUS) operational site, or a CONUS beach/field detachment for military forwarding to an Outside CONUS (OCONUS) site.

Q.	Turn-Around Time, Depot Repair: The contractor Depot Repair TAT clock begins upon receipt of a returned SRU or LRU at the contractor site, and ends when it is either placed into wholesale inventory or shipped to user.

R.	Warranty: Individual and Systemic/Performance Coverage.

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S.	Turn-Around Time, Warranty: Working days from the time an asset is inducted for repair until the item is certified ready for issue.
III. INDIVIDUAL WARRANTY COVERAGE
     Warranty for individual coverage begins upon acceptance (DD-250). Terminals, LRUs and SRUs are warranted for individual coverage for a period of four years from acceptance.
     Upon repair of an item, the warranty coverage remaining for that item shall be the time or timeframe not yet expended.
IV. SYSTEMIC/PERFORMANCE WARRANTY COVERAGE
     Warranty for systemic/performance coverage begins upon acceptance (DD250). Terminals are warranted for systemic/performance coverage for a period of four years from acceptance. Repetitive failures or defects are covered under systemic/performance coverage and require the contractor to implement the retrofit plan fix on all affected items at no additional cost to the Government.
V. COMMERCIAL WARRANTIES
     The contractor shall provide the Government with any commercial warranties received from his or her suppliers or subcontractors even if they extend beyond the warranty period.
VI. WARRANTY PROCEDURES/REMEDIES
     A. Individual Coverage:
The Government will return any item experiencing a failure to the contractor’s repair facility.
The contractor shall provide the materials and services necessary to repair or replace the item at no additional cost to the Government within the specified Turn-Around Time. All repaired items, or items identified as NEOF, shall successfully pass acceptance testing in accordance with appropriate LRU and SRU Acceptance Test Plans for the item prior to return.
If the contractor has any disagreement with the Government regarding a returned item, the contractor shall proceed with the repair/replacement of the item within the specified Turn-Around Time and may invoke his or her rights in accordance with the “Disputes” clause. If the contractor has reason to believe that returned items are not subject to the warranty provisions of this contract, the contractor shall notify the Government within 3 calendar days. Failure to do so will be deemed a waiver by the contractor of any and all remedies to which it otherwise would have been entitled to

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under the “Disputes” clause. Warranty repairs shall be complete with an average repair Turnaround time of 30 working days. No individual repair turn around time shall exceed 60 working days.
     B. Systemic/Performance Coverage:
The contractor shall provide and implement a retrofit plan that provides a detailed technical description of how repetitive failures or defect will be alleviated, and an explanation of how fielded units will be corrected. The contractor shall coordinate the implementation of the corrective action plan with the Government prior to beginning corrective action. Following such coordination, the contractor shall submit the retrofit plan to the Procuring Contracting Officer (PCO) and is liable for all costs associated with the corrective action, including the cost of preparing the plan and transportation costs to effect repair/replacement of items. The retrofit plan shall provide for the repair, replacement or retrofit of all delivered items under this contract.
VII. OTHER RIGHTS AND REMEDIES
A.	The rights and remedies of the Government provided for in this warranty do not limit, but are in addition to, the rights the Government has under any other clause of this contract. The requirements of this warranty do not limit the Government’s rights under the inspection and acceptance provisions of the contract.

B.	This warranty shall not be voided by any Government performed repair of any warranted item when accomplished in accordance with accepted Government maintenance concepts.

C.	The Government shall not be responsible for any extension or delay in the scheduled deliveries or periods under this contract as a result of the contractor’s obligation to repair or replace defective or failed items. There shall not be any adjustments of the delivery schedule or periods of performance as a result of the repair or replacement of defective or failed items, unless provided for by the inclusion of a modification, with adequate consideration to the Government in this contract.
     The Government’s rights under this warranty shall survive final payment.
VIII. WARRANTY ADMINISTRATION
A. The contractor and Government will administer the warranty.
B. Disagreements on warranty issues shall be settled pursuant to the “Disputes” clause of the contract. The contractor shall repair/replace all returned items in accordance with the terms of this warranty while the dispute is being resolved.

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IX. WARRANTY STATUS REPORTING
          The contractor shall report on warranty status via the contractor database (CDRL A005)
X. EXCLUSIONS
A. The contractor shall prove to the satisfaction of the ACO by a preponderance of the evidence that an item returned for repair is excluded from warranty due to one of the following exclusions:
(1)	Combat damage

(2)	Damage or failures, that are beyond the control of and not attributable to the contractor, that are caused by:
(a)	willful misconduct

(b)	abuse

(c)	improper user installation or application (e.g. improper cabling, rack mounting, power input or exposure to environmental conditions beyond specific capabilities)

(d)	maintenance not executed in accordance with the Government maintenance concept

(e)	negligence in transportation, with the exception of transportation covered under warranty paragraph XIIB, handling, or storage

(f)	use by non-contractor personnel of shipping containers other than those specified per ASTM D3951-95 “Standard Practice for Commercial Packaging”, if use of such container resulted in damage

(g)	catastrophic damage such as fire, flood or explosion

(h)	act of God
B. If the contractor considers that a returned item is covered by one of the exclusions listed above, the contractor shall request the ACO to perform inspection of the items that the contractor considers subject to exclusion
If the ACO determines that the repair or replacement is excluded, repair or replacement of the items may be accomplished under a repair contract. All repaired items shall continue to be warranted for the remaining warranty period at no change in the contract price.
The failure of the ACO and the contractor to reach an agreement on exclusion shall be considered a Dispute within the meaning of the “Disputes” clause. The contractor shall proceed with the repair/replacement upon written direction of the ACO, even if a disagreement exists.

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C. With respect to Government Furnished Property (GFP), the contractor’s warranty shall extend only to the proper installation of the GFP, so as not to degrade the performance or reliability of the GFP. If the contractor performs some modification or other work on such property, then the contractor’s warranty shall extend to such modification or other work performed on the GFP.
XI. PRESUMPTION OF FAILURE/DEFECT
A. If the Contracting Officer issues a Final Decision pursuant to the “Disputes” clause of this contract finding that none of the exclusions identified in X of this clause was (were) the cause(s) of the defects or failures of any hardware items, firmware or computer software to perform in accordance with all terms and conditions of the contract during the period identified in section IV of this clause, and the Contractor subsequently files an appeal from that Final Decision with any court or board of contract appeals, on appeal the contractor shall have the burden of proving beyond a preponderance of the evidence that one or more of the exclusions identified in section X of this clause was (were) the cause(s) of the defects or failure of any hardware items, firmware or computer software to perform in accordance with all terms and conditions of the contract during the period identified in sections III and IV of this clause.
B. The contractor shall have this burden of proof regardless of which party may have possession, custody or control over any evidence (documentary or testimonial) which would tend to prove or disprove the existence of any of the exclusions identified in section X of this clause, and regardless of whether the matter is before the Contracting Officer, a court or a board of contract appeals.
C. The parties agree that unless the contractor can sustain this burden of proof, the warranty described in this clause shall be applicable to the hardware items, firmware and computer software delivered under this contract which failed or are defective. Likewise, where the Contracting Officer makes a determination under section IV of this clause that the failures were systemic, the contractor shall have the burden of proving to the satisfaction of the Contracting Officer, a court or a board of contract appeals, by a preponderance of the evidence, that the defects or failures were not systemic, regardless which party may have possession, custody or control over any evidence (documentary or testimonial) which would tend to prove or disprove that the defects or failures experienced were caused by systemic defects or failures.
D. If it is later determined by the Contracting Officer, a court or a board of contract appeals that one or more of the exclusions identified in section X of this clause was (were) the cause(s) of the failures or defects of any hardware items, firmware or computer software to perform in accordance with all terms and conditions of the contract during the period identified in sections III & IV of this clause, the contract price will be equitably adjusted.
XII. CONTRACTOR OBLIGATIONS

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A.	Labeling or Plating

The contractor shall provide contractor data markings for identification of each LRU and SRU in accordance with the requirements contained in Section D.

B.	Transportation costs

The contractor shall be responsible for the cost of transporting warranted items back to the Government designated point of delivery. Shipment shall be made by the most expedient means available. Preservation, packaging, packing and handling of repaired items shall be in accordance with the requirements contained in Section D.
XIII. DISPUTES
The rights and remedies of the Government provided in this warranty are in addition to, and do not limit, any right the Government may have under any other clause of this contract. Disputes arising under this warranty will be resolved in accordance with the Section I clause of this contract entitled “Disputes.”
H-40
H-40 REQUALIFICATION REQUIREMENTS
During production, the contractor shall apply the Configuration Management (CM) requirements of Attachment A of the contract and the contractor’s CM procedures. The Government reserves the right to require the Contractor to re-qualify his product if either of the following occur:
     (1) The Contractor has modified its product, or changed the material or its manufacturing processes such that, in the opinion of the Government, the validity of the previous qualification is questionable. Any expenses incurred by the Contractor associated with re-qualification in these instances (including but not limited to regressive testing) shall be borne by the Contractor.
     (2) It is otherwise necessary to determine that the quality of the product is maintained in conformance with the specification. Any costs incurred by the Contractor associated with re-qualification in this instance (including but not limited to regressive testing) shall be negotiated between the Government and the Contractor.

H-41 REQUIREMENTS FOR THE DELIVERY OF TERMINALS EXECUTING NSIO AND NCP SOFTWARE
Any terminals ordered with the description “with NSIO” are required to be delivered with CORE, NCP and NSIO software. Acceptance testing for these terminals shall verify the requirements in Attachment N.

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H-42 ASSOCIATE CONTRACTORS CLAUSE
The Contractor shall maintain a close liaison with the other MIDS production contractors (EuroMIDS and US contractors to be included after award of contracts), Government and Software Support Activities (SSAs) (BAE Systems and Robins AFB), on matters pertaining to the interface control, interoperability, and interchangeability through the Technical Working Group (TWG), Problem Review Board (PRB) and Interface Control Working Group (ICWG). Accordingly, the Contractor hereby agrees that:
(a)	In performance of this contract, the Contractor shall participate with the other MIDS production contractors, Government, and SSAs in the TWG, PRB, and ICWG. The TWG shall be a forum, chaired by the Government, that provides the communication link between the MIDS production contractors, the Government, the SSAs, the MIDS International Program Office (IPO), national representatives, and senior technical and platform integrator representatives, for resolving interface and technical problems. The PRB shall be a forum, chaired by the Government, that addresses and monitors the status and disposition of problems and deficiencies. The ICWG shall be a forum for the MIDS production contractors, Government, and SSAs to discuss technical issues concerning Engineering Change Proposals (ECPs) to ensure that all parties agree on the exact technical wording of Specification change(s) prior to the MIDS production contractors submitting ECPs to the Government. The purpose of the ICWG is to develop, control, and coordinate changes to the MIDS Functional Baseline and Allocated Baseline documents prior to submission of an ECP and Companion ECPs to the Government. Incident to its participation in the TWG, PRB, and ICWG, the Contractor agrees to disclose to other MIDS Production and SSA contractors, after the execution of suitable proprietary information protection agreements, data and software requested by the TWG, PRB, or ICWG that are relevant and necessary to ensure a complete and successful agreement on the technical wording of potential FBL and ABL ECPs.

(b)	In the event that the Contractor considers any direction, or other conduct by the TWG, PRB, and ICWG, or any member thereof, to constitute a change to this contract, it shall refrain from acting thereon, and shall so notify the Contracting Officer in accordance with the terms and conditions of the “Notification of Changes” clause of this contract.

(c)	In addition to participating in the TWG, PRB, and ICWG, the Contractor shall establish associate contractor relationships, as described below, to ensure the successful completion of interface control documentation.

(d)	All data and software to which limited/restricted rights apply that is furnished by the Contractor to other MIDS production contractors, the Government and SSAs

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through the TWG, PRB, and ICWG shall bear the appropriate markings as delineated in DFARS 252.227-7013 and 252.227-7014. Except with the prior written permission of the Contractor, the Government shall not release, use, or disclose, in whole, or in part, such data or software for any purpose other than the performance of the interface requirements of this contract. This provision, however, shall not limit the rights of the Government in such data and software that are lawfully obtained from another source.

(e)	Furthermore, the Contractor hereby agrees that it shall use data and software to which limited/restricted rights apply, whether provided by the Government, other MIDS production contractors, or SSAs through the TWG, PRB, or ICWG, solely for the purposes of fulfilling the TWG, PRB, and ICWG requirements detailed in this contract, and agrees to indemnify and hold the Government harmless against any claim asserted by any party arising out of the Contractor’s use of such data and software. This provision, however, shall not limit any right of the Contractor to use such data and software that is lawfully obtained from some other source.

(f)	The Contractor shall be responsible for notifying the Government as to any information, including data and software, requested at the TWG, PRB, and ICWG that the Contractor believes to be of a limited/restricted rights nature.

(g)	Nothing in this clause shall be construed as limiting the parties’ rights under the Rights in Technical Data and Computer Software clauses contained in this contract.

(h)	While the Government will attempt to facilitate the exchange of information amongst the MIDS production contractors, Government, and SSAs, the Contractor is solely responsible for obtaining and providing all information necessary to successfully perform the requirements of this contract.
The Contractor shall enter into Associate Contractor Agreements with the awardees of all US and European MIDS Production contract(s), and any SSA(s). The Associate Contractor Agreement shall address, at a minimum, the requirements identified in this clause. The Procurement Contracting Officer will notify the Contractor of the names of the MIDS production contract awardees and contractor SSAs. Upon notification, the Contractor shall, within 30 calendar days, execute and deliver signed ACAs, that comply with all the requirements of this clause, with all the entities contained in the notification, to the Procurement Contracting Officer (PCO). Fulfillment of this requirement is a “material requirement” of this contract. Accordingly, the Contractor agrees that in the event that a copy of the required ACAs are not provided to the PCO within 30 calendar days after the PCO notification described above, the PCO shall have the right to reduce or suspend progress payments or performance based payments, as applicable, or terminate this contract for default. Any subsequent modifications to the ACAs shall be submitted to the PCO within 30 calendar days after execution. The Contractor shall ensure that the ACAs remain in effect through the period of performance of this contract, which includes the periods of performance for any and all options exercised.

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H-43 MIDS TECHNICAL DATA PACKAGE (APPLICABLE TO CLIN 1001 and 1002)
In the event that the contractor decides that it will no longer support/repair any items delivered to the Government under this contract or any other MIDS LVT contract awarded to the contractor, the contractor shall offer to the Government; (a) Technical Data Package (TDP) and (b) technical data and software rights in that TDP that are both sufficient for another company or the Government to make repairs (CDRL A006).
H-44
H-44 COMMUNICATIONS SECURITY (COMSEC) REQUIREMENTS FOR TERMINALS AND REPAIRS PROCURED FOR U.S. REQUIREMENTS
This clause only applies for MIDS-LVTs produced or repaired for U.S. requirements.
The Contractor shall ensure that all COMSEC portions of MIDS-LVTs are manufactured, integrated and delivered in the U.S. only by a U.S. contractor holding a U.S. COMSEC account. Once the COMSEC portion of the MIDS-LVTs are integrated, the MIDS-LVTs shall not leave the custody of that U.S. contractor prior to delivery.

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Section I — Contract Clauses
CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2008
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.204-9	Personal Identity Verification of Contractor Personnel	SEP 2007
52.204-10	Reporting Subcontract Awards	SEP 2007
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-2	Audit and Records—Negotiation	MAR 2009
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.216-11	Cost Contract—No Fee	APR 1984
52.216-26	Payments Of Allowable Costs Before Definitization	DEC 2002
52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	JUL 2005
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	APR 2008
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.219-25	Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting	APR 2008
52.219-28	Post-Award Small Business Program Rerepresentation	APR 2009
52.222-19	Child Labor — Cooperation with Authorities and Remedies	AUG 2009
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-29	Notification Of Visa Denial	JUN 2003

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52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-11	Ozone-Depleting Substances	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-3	Patent Indemnity	APR 1984
52.227-10	Filing Of Patent Applications—Classified Subject Matter	DEC 2007
52.228-5	Insurance — Work On A Government Installation	JAN 1997
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.229-3	Federal, State And Local Taxes	APR 2003
52.229-6	Taxes—Foreign Fixed-Price Contracts	JUN 2003
52.230-2	Cost Accounting Standards	OCT 2008
52.230-6	Administration of Cost Accounting Standards	MAR 2008
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-16	Progress Payments	JUL 2009
52.232-16 Alt III	Progress Payments (Jul 2009) — Alternate III	APR 2003
52.232-17	Interest	OCT 2008
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-25	Prompt Payment	OCT 2008
52.232-25 Alt I	Prompt Payment (Oct 2008) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3	Protest After Award	AUG 1996
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.237-2	Protection Of Government Buildings, Equipment, And Vegetation	APR 1984
52.237-3	Continuity Of Services	JAN 1991
52.239-1	Privacy or Security Safeguards	AUG 1996
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.243-1 Alt I	Changes—Fixed Price (Aug 1987) - Alternate I	APR 1984
52.243-1 Alt II	Changes—Fixed-Price (Aug 1987) - Alternate II	APR 1984
52.243-2	Changes—Cost-Reimbursement	AUG 1987

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52.243-2 Alt I	Changes—Cost-Reimbursement (Aug 1987) - Alternate I	APR 1984
52.243-2 Alt II	Changes—Cost Reimbursement (Aug 1987) - Alternate II	APR 1984
52.243-6	Change Order Accounting	APR 1984
52.244-2	Subcontracts	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	AUG 2009
52.245-1	Government Property	JUN 2007
52.245-1 Alt I	Government Property (Jun 2007) Alternate I	JUN 2007
52.245-9	Use And Charges	JUN 2007
52.246-24	Limitation Of Liability—High-Value Items	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7008	Requirements for Contracts Involving Export-Controlled Items	JUL 2008
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7000	Acquisition Streamlining	DEC 1991
252.211-7005	Substitutions for Military or Federal Specifications and Standards	NOV 2005
252.211-7006	Radio Frequency Identification	FEB 2007
252.211-7007	Reporting of Government-Furnished Equipment in the DoD Item Unique Identification (IUID) Registry	NOV 2008
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.215-7004	Excessive Pass-Through Charges	MAY 2008
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	APR 2007
252.222-7002	Compliance With Local Labor Laws (Overseas)	JUN 1997
252.223-7004	Drug Free Work Force	SEP 1988
252.223-7006	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials	APR 1993
252.225-7001	Buy American Act And Balance Of Payments Program	JAN 2009
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Report of Contract Performance Outside the United States and Canada—Submission after Award	MAY 2007
252.225-7005	Identification Of Expenditures In The United States	JUN 2005
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	MAY 2007
252.225-7008	Restriction on Acquisition of Speciality Metals	JUL 2009

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252.225-7009	Restriction on Acquisition of Certain Articles Containing Speciality Metals	JUL 2009
252.225-7012	Preference For Certain Domestic Commodities	DEC 2008
252.225-7013	Duty-Free Entry	OCT 2006
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.225-7021	Trade Agreements	JUL 2009
252.225-7027	Restrictions on Contingent Fees for Foreign Military Sales	APR 2003
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7033	Waiver of United Kingdom Levies	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.225-7043	Antiterrorism/Force Protection Policy for Defense Contractors Outside the United States	MAR 2006
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7000	Non-estoppel	OCT 1966
252.227-7001	Release Of Past Infringement	AUG 1984
252.227-7002	Readjustment Of Payments	OCT 1966
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.228-7006	Compliance With Spanish Laws and Insurance	DEC 1998
252.229-7002	Customs Exemptions (Germany)	JUN 1997
252.229-7003	Tax Exemptions (Italy)	JAN 2002
252.229-7005	Tax Exemptions (Spain)	JUN 1997
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7002	Progress Payments For Foreign Military Sales Acquisitions	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7004	DOD Progress Payment Rates	OCT 2001
252.232-7008	Assignment of Claims (Overseas)	JUN 1997
252.232-7010	Levies on Contract Payments	DEC 2006
252.233-7001	Choice of Law (Overseas)	JUN 1997
252.234-7002	Earned Value Management System	APR 2008
252.235-7003	Frequency Authorization	DEC 1991
252.239-7001	Information Assurance Contractor Training and Certification	JAN 2008
252.242-7004	Material Management And Accounting System	JUL 2009
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	AUG 2009
252.246-7000	Material Inspection And Receiving Report	MAR 2008
252.246-7001	Warranty Of Data	DEC 1991
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.249-7002	Notification of Anticipated Program Termination or Reduction	DEC 2006

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I-1 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 98)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): “http://farsite/hill.af.mil/”.

I-2 FAR 52.216-19 ORDER LIMITATIONS (OCT 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than the minimums stated per CLIN (excluding unexercised option CLINS) in clause H.2 Indefinite Quantity the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor—
(1)	Any order for a single item in excess of the quantity ceiling for that CLIN.

(2)	Any order for a combination of items in excess of the contractor’s delivery rate required in Clause F-2

or

(3)	A series of orders from the same ordering office that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.
(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within seven (7) days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

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I-3 FAR 52.216-22 INDEFINITE QUANTITY (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 12 months following the expiration of the final ordering period.

I-4 FAR 52.234-1 INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III (DEC 1994)
(a) Definitions.
“Title III industrial resource” means materials, services, processes, or manufacturing equipment (including the processes, technologies, and ancillary services for the use of such equipment) established or maintained under the authority of Title III, Defense Production Act (50 U.S.C. App. 2091-2093).
“Title III project contractor” means a contractor that has received assistance for the development or manufacture of an industrial resource under 50 U.S.C. App. 2091-2093, Defense Production Act.
(b) The Contractor shall refer any request from a Title III project contractor for testing and qualification of a Title III industrial resource to the Contracting Officer.
(c) Upon the direction of the Contracting Officer, the Contractor shall test Title III industrial resources for qualification. The Contractor shall provide the test results to the Defense Production Act Office, Title III Program, located at Wright-Patterson Air Force Base, Ohio 45433-7739.
(d) When the Contracting Officer modifies the contract to direct testing pursuant to this clause, the Government will provide the Title III industrial resource to be tested and will make an equitable

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adjustment in the contract for the costs of testing and qualification of the Title III industrial resource.
(e) The Contractor agrees to insert the substance of this clause, including paragraph (e), in every subcontract issued in performance of this contract.

I-5 52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)
(a) “Hazardous material,” as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).
(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material
(If none, insert “None”)	Identification No.
None
(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.
(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.
(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

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(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.
(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.
(h) The Government’s rights in data furnished under this contract with respect to hazardous material are as follows:
(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to —
(i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;
(ii) Obtain medical treatment for those affected by the material; and
(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.
(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.
(3) The Government is not precluded from using similar or identical data acquired from other sources.
* To be completed by offeror.

I-6 252.223-7001 HAZARD WARNING LABELS (DEC 1991)
(a) “Hazardous material,” as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.
(b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:
(1)	Federal Insecticide, Fungicide and Rodenticide Act;

(2)	Federal Food, Drug and Cosmetics Act;

(3)	Consumer Product Safety Act;

(4)	Federal Hazardous Substances Act; or

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(5)	Federal Alcohol Administration Act.
(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If None, Insert “None.”)	ACT
None

(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.
(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).
* To be completed by offeror.

I-7 252.235-7010 ACKNOWLEDGEMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the Space and Naval Warfare Systems Command (SPAWAR) and the Joint Program Executive Office for the Joint Tactical Radio System (JPEO JTRS) under Contract No. N00039-10-D-0032.
(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of SPAWAR or JPEO JTRS.

I-8 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
(a) Definitions. As used in this clause—

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          (1) “Components” means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.
(2) “Department of Defense” (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.
(3) “Foreign flag vessel” means any vessel that is not a U.S.-flag vessel.
(4) “Ocean transportation” means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.
(5) “Subcontractor” means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.
(6) “Supplies” means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.
(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
(ii) “Supplies” includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.
(7) “U.S.-flag vessel” means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.
(b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.
(2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if—
(i) This contract is a construction contract; or
(ii) The supplies being transported are—
(A) Noncommercial items; or
(B) Commercial items that—

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(1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);
(2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or
(3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.
(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that—
(1) U.S.-flag vessels are not available for timely shipment;
(2) The freight charges are inordinately excessive or unreasonable; or
(3) Freight charges are higher than charges to private persons for transportation of like goods.
(d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer’s failure to grant approvals to meet the shipper’s sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum—
(1) Type, weight, and cube of cargo;
(2) Required shipping date;
(3) Special handling and discharge requirements;
(4) Loading and discharge points;
(5) Name of shipper and consignee;
(6) Prime contract number; and
(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.
(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S.

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Department of Transportation, 400 Seventh Street SW, Washington, DC 20590, one copy of the rated on board vessel operating carrier’s ocean bill of lading, which shall contain the following information:
(1) Prime contract number;
(2) Name of vessel;
(3) Vessel flag of registry;
(4) Date of loading;
(5) Port of loading;
(6) Port of final discharge;
(7) Description of commodity;
(8) Gross weight in pounds and cubic feet if available;
(9) Total ocean freight in U.S. dollars; and
(10) Name of steamship company.
(f) The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief—
(1) No ocean transportation was used in the performance of this contract;
(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;
(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or
(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

	ITEM	CONTRACT LINE
	DESCRIPTION	ITEMS	QUANTITY
TOTAL
(g) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in

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the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.
(h) In the award of subcontracts for the types of supplies described in paragraph (b)(2) of this clause, the Contractor shall flow down the requirements of this clause as follows:
(1) The Contractor shall insert the substance of this clause, including this paragraph (h), in subcontracts that exceed the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation.
(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation.

I-9 52.216-10 INCENTIVE FEE (MAR 1997) (APPLICABLE TO ALL COST PLUS INCENTIVE FEE CLINS)
(a) General. The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.
(b) Target cost and target fee. The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) of this clause.
(1) “Target cost,” as used in this contract, means the estimated cost of this contract as initially negotiated, adjusted in accordance with paragraph (d) below.
(2) “Target fee,” as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) of this clause.
(c) Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of 85 percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government’s interest. This reserve shall not exceed 15 percent of the applicable fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years’ settlements. The Contracting Officer may release up to 90 percent of the fee withholds under this

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contract based on the Contractor’s past performance related to the submission and settlement of final indirect cost rate proposals.
(d) Equitable adjustments. When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.
(e) Fee payable.
(1) The fee payable under this contract shall be the target fee increased by ___*___ [Contracting Officer insert Contractor’s participation] cents for every dollar that the total allowable cost is less than the target cost or decreased by ___*___ [Contracting Officer insert Contractor’s participation] cents for every dollar that the total allowable cost exceeds the target cost. In no event shall the fee be greater than ___*___ [Contracting Officer insert percentage] percent or less than ___*___ [Contracting Officer insert percentage] percent of the target cost.
(2) The fee shall be subject to adjustment, to the extent provided in paragraph (d) of this clause, and within the minimum and maximum fee limitations in paragraph (e)(1) of this clause, when the total allowable cost is increased or decreased as a consequence of —
(i) Payments made under assignments; or
(ii) Claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.
(3) If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.
(4) For the purpose of fee adjustment, “total allowable cost” shall not include allowable costs arising out of —
(i) Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor;
(ii) The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor’s being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty;
(iii) Any direct cost attributed to the Contractor’s involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause;
(iv) The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for

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liabilities to third persons pursuant to the Insurance Liability to Third Persons clause;
(v) Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or
(vi) Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.
(5) All other allowable costs are included in “total allowable cost” for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.
(f) Contract modification. The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.
(g) Inconsistencies. In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

*	To be completed in individual delivery or task orders if and when a cost plus incentive fee CLIN is ordered.

I-10 52.216-18 ORDERING (OCT 95)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from See Clause F-1 through See Clause F-1.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

I-11 52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 90) (APPLICABLE TO ALL COST REIMBURSEMENT CLINS)

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(a) The use of overtime is authorized under this contract if the overtime premium does not exceed zero or the overtime premium is paid for work —
(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;
(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;
(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or
(4) That will result in lower overall costs to the Government.
(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall —
(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;
(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;
(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and
(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

I-12 DISPUTES CLAUSE
Paragraph (d)(1) of 52.233-1 Disputes (Jul 02), which is incorporated by reference in Section I, is hereby modified to require that a claim by the Contractor shall be submitted within 180 days after accrual of the claim.

I-13 52.243-7 NOTIFICATION OF CHANGES (APR 84)
(a) Definitions. “Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.

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“Specifically Authorized Representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.
(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 15 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state —
(1) The date, nature, and circumstances of the conduct regarded as a change;
(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;
(3) The identification of any documents and the substance of any oral communication involved in such conduct;
(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;
(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including —
(i) What contract line items have been or may be affected by the alleged change;
(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;
(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;
(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and
(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.
(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as

N00039-10-D-0032

described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.
(d) Government response. The Contracting Officer shall promptly, within 30 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either —
(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;
(2) Countermand any communication regarded as a change;
(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or
(4) In the event the Contractor’s notice information is inadequate to make a decision under subparagraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.
(e) Equitable adjustments.
(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made —
(i) In the contract price or delivery schedule or both; and
(ii) In such other provisions of the contract as may be affected.
(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.
NOTE: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

N00039-10-D-0032

I-14 52.229-8 TAXES — FOREIGN COST-REIMBURSEMENT CONTRACTS (MAR 90)
(a) Any tax or duty from which the United States Government is exempt by agreement with the Government of France, Italy, Germany, or Spain, or from which the Contractor or any subcontractor under this contract is exempt under the laws of France, Italy, Germany, or Spain, shall not constitute an allowable cost under this contract.
(b) If the Contractor or subcontractor under this contract obtains a foreign tax credit that reduces its Federal income tax liability under the United States Internal Revenue Code (Title 26, U.S. Code) because of the payment of any tax or duty that was reimbursed under this contract, the amount of the reduction shall be paid or credited at the time of such offset to the Government of the United States as the Contracting Officer directs.

N00039-10-D-0032

Section J — List of Documents, Exhibits and Other Attachments
SECTION J
SECTION J-LIST OF ATTACHMENTS & EXHIBITS

ATTACHMENT “A”	Statement of Work (SOW) for MIDS LVT Production
ATTACHMENT “B”	Small Business Subcontracting Plan *
ATTACHMENT “C”	RESERVED
ATTACHMENT “D”	RESERVED
ATTACHMENT “E”	RESERVED
ATTACHMENT “F”	Index and Data Lists
ATTACHMENT “G”	RESERVED
ATTACHMENT “H”	DD Form 254, Contract Security Classification Specification
ATTACHMENT “I”	Acceptance Test Requirements Matrix for MIDS LVT (1)
ATTACHMENT “J”	Acceptance Test Requirements Matrix for MIDS LVT (2)/(11)
ATTACHMENT “K”	Acceptance Test Requirements Matrix for MIDS LVT (3)
ATTACHMENT “L”	RESERVED
ATTACHMENT “M”	RESERVED
ATTACHMENT “N”	Acceptance Test Requirements Matrix for Terminals Executing NSIO and NCP Software
EXHIBIT “A”	MIDS LVT CDRLs

*	The small business subcontracting plan submitted with ViaSat Proposal Number 091129.A of 21 December 2009 is hereby incorporated into the contract by reference.

Attachment A
STATEMENT OF WORK
For the
Multifunctional Information Distribution System (MIDS)
Low Volume Terminal (LVT)
Production
Rev 17, 5 November 2009
Contents:
Cover    1 page
Text       14 pages

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STATEMENT OF WORK (SOW)
For
MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS)
LOW VOLUME TERMINAL (LVT)
PRODUCTION
1. Scope. This Statement of Work (SOW) defines the contractor tasks required for the production and delivery of the MIDS LVTs.
2. Reference Documents. The following documents of the latest issue at time of the release of the Request for Proposal (RFP) form a part of this SOW to the extent specified herein.
2.1 Military Specifications. None.
2.2 Military Handbooks and Standards.
MIL-HDBK-61A, “Configuration Management Guidance”
MIL-STD-196E, “Joint Electronics Type Designation System”
DoD 4650.1-R1, “Link 16 Electromagnetic Compatibility (EMC) Features Certification Process and Requirements
2.3 Industry Standards
ANSI/EIA-649, “Configuration Management”
IEEE/EIA 12207, “Software Life Cycle Processes”
2.4 Other Publications.
FED-STD-313D, “Federal Standard Material Safety Data, Transportation Data and Disposal Data for Hazardous Materials Furnished to Government Activities”
ISO 9001, “Quality Systems — Model for Quality Assurance in Design, Development, Production, Installation and Servicing”
ISO 90003, “Software Standard”
PLAN-M-00002, “Configuration and Data Management Plan for the Multifunctional Information Distribution System Low Volume Terminal (MIDS-LVT)”

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3. Requirements.
3.1 MIDS LVT Production. The contractor shall build, test and deliver Radio Terminal Sets, Line Replaceable Units (LRU), Shop Replaceable Unit (SRU) spares, and ancillary equipment in accordance with Attachment F. The contractor shall incorporate changes and fixes in accordance with the Configuration Management (CM) requirement of this SOW. LVT terminals delivered shall execute the latest version of the MIDS LVT GFE Computer Software Configuration Items (CSCIs) provided as executable code by the Government (ref. Contract Clause H-26).
3.2 Acceptance Tests. MIDS LVT terminals and spares shall pass acceptance testing prior to delivery. The contractor shall conduct all terminal, LRU, and SRU acceptance tests using the Government approved acceptance procedures.
3.2.1 Terminal Acceptance Tests. Attachments I, J, K and N contain the configuration dependant MIDS LVT Acceptance Test Requirements to be verified during Terminal Acceptance Testing. The contractor shall develop and submit the Terminal Acceptance Test Procedures (CDRL Exhibit A001) for Government approval prior to terminal acceptance testing. The contractor shall conduct acceptance tests in accordance with the Government approved procedures. (CDRL Exhibit A001).
3.2.2 LRUAcceptance Tests.The Contractor shall develop and submit LRU acceptance test procedures (CDRL Exhibit A002) for Government approval prior to LRU acceptance testing. The contractor shall conduct LRU acceptance tests in accordance with the Government approved procedures.
3.2.3 SRU Acceptance Tests. The Contractor shall develop and submit SRU acceptance test procedures (CDRL Exhibit A002) for Government approval prior to SRU acceptance testing. The contractor shall conduct SRU acceptance tests in accordance with the Government approved procedures
3.3 Electromagnetic Compatibility Features Periodic Verification. As part of the contractor’s overall acceptance test program and before delivery of each MIDS terminal, the Contractor shall perform the necessary actions to ensure verification of the terminal’s EMC features, in accordance with DoD 4650.1-R1. The contractor shall measure and record:
a. The actual values of the threshold setting of the Low Level Detector (LLD)
b. The actual value of the peak terminal output power in the three power modes
c. A full band spectrum plot
d. The individual pulse spectra at  [***]
The Contractor shall record the measured data, items (a) through (d), as part of the terminal Acceptance Performance Test Log.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.3.1 Spare Exciter/IPF SRU Electromagnetic Compatibility Features Periodic Verification. As part of the contractor’s overall acceptance test program and before delivery of each Exciter/IPF spare SRU, the Contractor shall perform the necessary actions to ensure verification of the SRU’s EMC features. The contractor shall measure and record:
a. The actual values of the threshold setting of the LLD
b. The actual value of the Built-In-Test (BIT) LLD threshold test signal
The Contractor shall record the measured data, items (a) and (b), as part of the SRU’s Acceptance Performance Test Log.
3.4 Program Management
3.4.1 Program Manager. The contractor shall designate a single program manager who shall have overall responsibility for control and coordination of all work performed. This manager shall act as the single focal point within the contractor’s activity for all required program status information.
3.4.2 Program Planning and Control. The contractor shall identify, plan, organize, direct, coordinate, and control activities necessary to accomplish the overall contract requirements. The contractor shall establish a formal organization responsible for accomplishing the tasks outlined in this SOW. The contractor shall ensure that all plans and procedures required by the contract and the CDRLs approved by the Government, are adhered to by the contractor. A clear line of project authority shall exist between all organizational elements and the program manager.
3.4.3 Program Management Reviews. The contractor shall present and administratively support Program Management Reviews (PMR). Program Management Reviews (PMR) shall be held once every six months. All PMRs shall be held at a contractor’s facility. The contractor shall develop agendas and minutes for PMRs. The Government will have the right to modify or add items to the PMR agenda. At the PMRs, the contractor shall report detailed program status, including technical performance, program risks, logistics and production metrics.
3.4.4 Reserved
3.4.5 Reserved
3.4.6 Risk Assessment and Management The contractor shall conduct a process oriented technical risk management program utilizing the Navy’s Program Managers WorkStation (PMWS) tool TRIMS (Technical Risk Identification & Mitigation System). The contractor shall support once a year TRIMS site survey by the Government, as part of its overall risk management process. The contractor shall provide the Government at PMRs analysis of the potential effects on cost and schedule and proposed mitigation plans of all red and yellow (high and medium risk, respectively) TRIMS templates.

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3.4.7 Production Metrics. The contractor shall collect on a monthly basis production metrics. (CDRL A003)
3.5 Hazardous Materials. Any hazardous material as defined in FED-STD-313D that may be used in, supplied with, or required in support of the supplied products or services shall be approved by the Government. Prior to approval, the Contractor shall provide a Hazardous Material Summary Report to the Government. This report shall identify all hazardous material and include justification for its use. Additionally, it shall include the necessity for the type, container size and quantity of hazardous material (or material that results in hazardous waste) together with a listing of less hazardous potential substitutes that were considered and the reasons why these substitutes cannot be used. Order of precedence for acceptance shall be:
a.   Non-hazardous material
b.   Recyclable material
c.   Material that results in hazardous waste that can be treated to reduce that waste to a non-hazardous state as listed in contract sections D and I.
The contractor shall submit a Hazardous Material Summary Report (CDRL Exhibit A004) to the Government for review and approval. The submittal shall include a Material Safety Data Sheet (MSDS) (OSHA form 174) for all material listed in the report, other than those sheets submitted prior to contract award as required by FAR Clause 52.223-3 and as listed in contract section D and I.
3.6 Quality Assurance
3.6.1 Quality Assurance Program. The contractor shall implement a QA program in accordance with ISO 9001 and ISO 90003. The contractor shall apply the quality standards and specifications to:
a.   Achieve and maintain high repeatability in the MIDS production and depot repair lines
b.   Achieve and maintain low variability in the MIDS production and depot repair lines.
c.   Internal management processes
d.   Ensure that best commercial practices and policies are in place and there is capability to audit that these practices and policies are being followed
e.   Terminal specifications compliance and requests for waivers or deviations
f.   Acceptance test plans, procedures and reports
g.   MIDS product development
h.   Process improvement
At program reviews, the contractor shall demonstrate in detail how:
i.   Benchmarks and metrics are established and controlled to ensure repeatable results
j.   At regular intervals, that processes used will produce or are producing terminals with

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      low variability
k.   Internal QA processes meet all applicable Government requirements stated elsewhere in this contract
The contractor shall make available for review and retention all records associated with the establishment, implementation and operation of the quality program. The quality trends data maintained and briefed by the contractor during program reviews shall include but not be limited to the number of scrap, number of re-work dispositions, hours of re-work, number of repair dispositions, hours of repair, contractor benchmarks and quality metrics to the circuit card level.
3.7 Supportability. The contractor shall provide MIDS support capability. The contractor shall designate a supportability manager to manage the contractor’s supportability program. The supportability manager shall be the single point of contact for all MIDS supportability issues and requirements.
The contractor shall ensure that supportability considerations and supportability planning are integrated in the system/equipment engineering and design process to obtain optimum cost effectiveness, and maximum support readiness.
The contractor shall establish and maintain the following:
a) Commercial Asset Visibility (CAV)
b) Wholesale asset inventory facilities
c) Contractor Database
3.7.1 Commercial Asset Visibility (CAV). The contractor shall provide asset reporting using CAV software. CAV is a personal computer software system that consists of a series of on-line programs designed to facilitate asset visibility of Government owned assets being repaired at commercial contracted facilities. The transaction allows the government to maintain asset visibility throughout the repair cycle of the item being repaired with updates from the commercial contractor. These transactions are mechanically formatted to allow automatic update to the Government Primary Inventory Control Activity (PICA) that is directly responsible for maintaining adequate stocking levels of contracted items.
3.7.2 Wholesale Asset Inventory Facilities
3.7.2.1 Wholesale Assets. Wholesale assets are Government owned spares used at the wholesale level of supply by the original equipment manufacturer (OEM) to support repair turn around time. These assets consist of SRUs and/or LRUs. The contractor shall deliver wholesale assets per delivery instructions in applicable delivery orders. Wholesale assets will be stored in secure storage at the contractor’s facility. The contractor shall report on the wholesale asset inventory, status, and usage as part of the Contractor Database (CDRL A005)
3.7.2.2 Wholesale Asset Storage. The contractor shall provide secure facilities to store and

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manage wholesale assets. LRU and SRU wholesale assets are identified in applicable delivery orders.
3.7.3 Contractor Database. The contractor shall maintain accurate configuration, reliability, and maintainability data in a contractor database. The contractor shall enable the Government access to all raw data table of the database. The database shall be delivered to the Government (CDRL A005). The contractor shall obtain and provide all data required to effectively assess MIDS configuration, reliability, and maintainability.
The contractor’s database shall minimally include the following elements:
a) User Hardware Arrives at the Depot (match with initial requisition number and user ID)
1)     Asset Receipt Date
2)    Asset Induction Date
3)     Asset RFI Date
4)     Received From (Location / Command)
5)     Host Platform
6)     Nation of Ownership
7)     Contract Asset was procured under
8)     LRU/SRU Type
9)     Asset part number(s)
10)   Asset serial number(s)
11)   LRU parent serial number
12)   Incoming condition status (DCMA Inspection results)
13)   Asset warranty status (in warranty, out of warranty)
14)   Asset warranty exclusion basis (if applicable)
15)   Reported failure indication from customer (as applicable)
16)   Failure verified (yes/no)
17)    Recorded failure indication (read and record incoming BIT and/or run and record BIT prior to executing repairs)
18)    Failure identification and repair actions to the component level and/or Government or vendor spare used. Identify by part number reference designator or serial number of spare used.
19)    Root cause of failure: i.e.
i.     Material/part
ii.    Workmanship
iii.   Design
iv.   Induced failure (customer or contractor)
v.    Software/firmware
vi.   Beyond Economic Repair
vii.  Unknown -replaced SRU
b) Shipment Data for New Production, Repaired, or Replacement Hardware.

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1) Shipment date
2) Hardware Configuration data:
i. Part number of each LRU/SRU as applicable
ii. Serial number of each LRU/SRU as applicable
3) Software configuration (Core, TIO, NSIO, ADDSI, MSG versions) as applicable
4) DD-250/DD-1149/SF-153 Document Number as applicable
5) Ship-to-point (POC/ phone/ fax/ address)
6) Shipment Tracking Number (i.e.: airway bill number, FedEx tracking number) as applicable
c) Contractor/Field Upgrades.
1) Date performed
2) Ownership information
3) Location performed
4) Hardware Configuration data:
i. Part number of each LRU/SRU as applicable
ii. Serial number of each LRU/SRU as applicable
5) Software configuration (Core, TIO, NSIO, ADDSI, MSG versions) as applicable
3.8 Product Ongoing Engineering Support
3.8.1 Problem Report Resolution.
3.8.1.1	Problem Report (PR) Resolution Process. In support of the PR resolution process the contractor shall:
a.   Develop and enter MIDS-LVT problem reports into the PTDB. PRs shall include, but not be limited to, MIDS integration, testing, installation and Casualty Reports.
b.   Investigate all new PR and provide initial assessment within 30 days after their posting in the PTDB.
c.   At all PRBs, conduct with MIDS Program Office a review of top/critical MIDS PRs and provide a PR summary update.
d.   Monitor and allocate resources to resolve all applicable PRs and post all findings in the PTDB.
e.   Propose to the Government plans for any required retro-fits to implement PR resolutions.
f.   Participate in Problem Report Review (PRR) and Problem Review Board (PRB) meetings.
3.8.1.2 Problem Report Review (PRR). The contractor shall participate in two face-to-face Government chaired PRRs per year and be prepared to address all active PRs. The contractor shall host a maximum of one PRR per year. PRRs have broad participation, including MIDS IPO personnel, nation integrators, production contractors, and Government and contractor SSAs in order to fully address the technical issues involving the Problem Reports. The PRR will be held in conjunction with the TWG and ICWG. PRRs shall be a maximum of one (1) day in

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duration.
3.8.1.3 Problem Review Board (PRB). The contractor shall participate in a maximum of ten PRBs per year. PRB will be held via telephone conference and online meeting services. The PRB is the Government-industry forum to address and monitor the status and disposition of problems and deficiencies reported against the MIDS-LVT terminals.
3.8.2 Technical Working Group The Contractor shall support a Government chaired Technical Working Group (TWG). The TWG is the forum that provides the communication link between the MIDS production contractors and Government and contractor SSAs, the Government, the national representatives, senior technical and platform integrator representatives for resolving interface and technical issues. The TWG shall be held a maximum of two (2) times a year. The contractor shall host one (1) TWG per year. The TWG will be held in conjunction with the PRR and ICWG.
3.8.3 Interface Control Working Group (ICWG) The Contractor shall participate in the Interface Control Working Group (ICWG) process. The objective of the ICWG process is to ensure that NORs to the Functional and Allocated Baselines that change the MIDS components are physically, functionally, and electrically backward/forward compatible among the different LRU/SRUs, terminal variants, Contractors and host platforms. The ICWG process is a forum for the MIDS production contractors, and the Government and Contractor Software Support Activities (SSAs) to resolve technical issues concerning proposed changes and to concur with the technical wording of the specification change(s).
The Government shall chair the ICWG. After resolution of all interface and technical issues, and the contents of the accompanying NORs have been agreed upon, if designated the lead, the contractor shall submit a formal ECP to the Government that includes estimated costs, schedule, implementation effectively, and associated NOR(s) effectivity for its respective contract within 30 calendar days after technical agreement. If the contractor is affected by the lead ECP, it shall submit a formal companion ECP describing the impact to its respective contract, which includes estimated cost, schedule and implementation effectivity within 30 calendar days after lead ECP agreement. If no impact applies, the contractor shall notify the MIDS IPO via the EMS database.
The contractor shall support weekly telephone conference and online meeting service calls. The contractor shall be prepared to respond to any open terminal issues and provide status. There shall be a maximum of two (2) face-to-face ICWG meetings per year. These meetings shall each be a maximum of one day in duration and will be held in conjunction with the PRR and TWG. The contractor shall host a maximum of one of these ICWG meetings per year.
3.9 Configuration Management The Contractor shall identify a Point of Contact (POC) for all MIDS-LVT configuration management and control matters. The Contractor shall perform Configuration Management (CM) in accordance with their CM Processes and the IPO MIDS

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LVT Configuration and Data Management Plan (CDMP), and the guidance of MIL-HDBK-61A, ANSI/EIA-649, and IEEE/EIA 12207. The Contractor shall meet as required with the Government to conduct CM coordination meetings to discuss CM related actions and status.
3.9.1 Configuration Identification Configuration identifiers shall be assigned to each delivered Configuration Item (CI). The Contractor shall ensure configuration traceability for all equipment, components, computer software, firmware and spares delivered under this contract. Configuration identifiers shall be maintained consistent with the definitions outlined in MIL-HDBK-61A, for all hardware/firmware CIs and computer software configuration items (CSCIs) throughout the life of the program.
3.9.1.1 Nomenclature The contractor shall submit nomenclature requests/revisions via the Joint Electronic Type Designation Automated System (JETDAS) database in accordance with MIL-STD-196E for all Radio Terminal Sets and LRUs. The current MIDS approved Nomenclatures are:
AN/USQ-140(V)1(C), Radio Terminal Set, known as LVT (1)
RT-1840(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
AN/USQ-140(V)2(C), Radio Terminal Set, known as LVT (2)
RT-1785(C)/U, Receiver Transmitter
PP-8453/U, Power Supply Assembly
HD-1213/U, Cooling Unit
Mounting Base
AN/USQ-140(V)3(C), Radio Terminal Set, known as LVT (3)
RT-1807(C)/U, Receiver Transmitter
PP-8477/U, Remote Power Supply
AN/USQ-140(V)4(C), Radio Terminal Set, known as LVT (4)
RT-1841(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
AN/USQ-140(V)5(C), Radio Terminal Set, known as LVT (5)
RT-1841(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
J-6500/U, High Power Amplifier Interface Adapter
AN/USQ-140(V)6(C), Radio Terminal Set, known as LVT (6)
RT-1842(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
AN/USQ-140(V)7(C), Radio Terminal Set, known as LVT (7)

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RT-1843(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
AN/USQ-140(V)8(C), Radio Terminal Set, known as LVT (8)
RT-1841(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
J-6500/U, High Power Amplifier Interface Adapter
CV-4344/U, Alternating Current Converter
AN/USQ-140(V)9(C), Radio Terminal Set, known as LVT (9)
RT-1841(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
CV-4344/U, Alternating Current Converter
AN/USQ-140(V)10(C), Radio Terminal Set, known as LVT (10)
RT-1843(C)/U, Receiver Transmitter
PP-8476/U, Remote Power Supply
CV-4344/U, Alternating Current Converter
AN/USQ-140(V)11(C), Radio Terminal Set, known as LVT (11)
RT-1868(C)/U, Receiver Transmitter
PP-8453/U, Power Supply Assembly
HD-1213/U, Cooling Unit
Mounting Base
3.9.1.2 MIDS Commercial Crypto LVT Configurations. The Government may procure under this contract the commercial crypto equivalent of the configurations described under 3.9.1.1. Commercial Crypto variants of the MIDS-LVT are know as CLVT 1, CVLT 2 etc. and do not require JETDAS nomenclature assignment.
3.9.1.3 Part Numbers. The Contractor shall assign part numbers for each HWCI at the System, LRU, and SRU levels. Similarly, each CSCI shall be assigned a unique program name with version number. Changes to externally loadable CSCIs (i.e. MSG, CORE, NSIO, ADDSI and TIO) shall not change a hardware part number. The contractor’s part numbering system for HWCI part numbers and CSCI program names with version numbers shall ensure traceability to the Functional and Allocated Baseline (Attachment F).
Changes to a HWCI that result in a form, fit or function change requires a re-identification of the affected item’s part number and consequently changes the part number of the next higher assembly.
The contractor shall ensure terminals upgraded with externally loadable software are accurately labeled to include the CSCI version.

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3.9.1.4. Serial Numbers. The original assigned serial number of a CI shall not be changed or reused for another like CI, even if a change affects interchangeability or the part is obsolete. LRU Serial Number shall be assigned and comply with the NSA approved Serial Number blocks.
3.9.2 The Technical Data Package The Technical Data Package (TDP) shall consist of the Contractor’s Product Baseline documentation. The TDP shall be a complete design disclosure. In the event that the TDP CDRL option is exercised, the TDP shall be sufficient for competitive reprocurement and repair of the MIDS Terminals, LRUs and SRUs (CDRL A006). (CLIN 1001)
3.9.3 Configuration Control. The Government maintains configuration control of the MIDS Functional and Allocated Baseline documents identified in the Data List as well as Government furnished software product. The Contractor shall provide configuration control for their Product Baseline (PBL) in accordance with its internal CM procedures. The Contractor shall submit ECPs for all changes to the Functional, Allocated and Product Baselines.
3.9.3.1 Engineering Change Proposals (ECPs). The Contractor shall use MIL-HDBK-61A for ECP development except for the classification of ECPs which shall be in accordance with the MIDS LVT CDMP.
3.9.3.1.1 Class I ECP. The Contractor shall submit all Class I ECPs to the Government (CDRL A007). The Contractor shall additionally submit to the Government for approval a Regressive Verification Plan/Procedure (RVP) for all Class I ECPs (CDRL A007). The Contractor shall submit to the Government a Regressive Verification Report (CDRL A008) for all Class I ECPs. All regression verification shall be successfully completed before delivering affected HWCIs to the Government. Regressive Verifications shall be accomplished by test, analysis or a combination of both methods and shall address as a minimum the following:
a) Requirements in Temperature/Altitude
b) Random Vibration (endurance)
c) Gunfire Vibration
d) Crash Safety
e) Explosive Atmosphere
f) EMI (RE02 and CE03)
g) Electrical Power
h) Safety of flight
The RVP shall include the detailed procedures for any testing required and the details of any analyses to be performed, and the details for any combination thereof.
The RVP shall include a Verification Cross Reference Matrix (VCRM) that depicts the SSS requirements to be verified as a part of the regression verification and the verification method to be used.
3.9.3.1.1.1 Government Approvable Class I ECPs. The Contractor shall submit to the Government for approval Class I ECPs (CDRL A009) to the Functional and Allocated baseline

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with Notices of Revision (NORs) (CDRL A010). The Contractor shall submit to the Government for approval all PBL Class I ECPs that affects the following:
a. Safety
b. Areas of the terminal that store or process common carrier data
c. INFOSEC boundaries
d. EMC Features
3.9.3.1.1.2 Government Non-Approvable Class I ECPs. All other PBL Class I ECPs shall be submitted to the Government for information purposes (CDRL A011).
3.9.3.1.2 Class II ECP. The Contractor shall submit copies of Class II product changes (CDRL A012).
3.9.3.1.3 Value Engineering Change Proposals (VECPS). VECPs shall be permitted IAW FAR 52.248-1 (Deviation). A Production Contractor shall only submit VECPs against the Functional and Allocated Baselines.
3.9.3.1.4 Urgent and Emergency ECPs. The Contractor shall submit an Urgent or Emergency ECP for changes that require immediate implementation to the Government. An associated Critical Request for Deviation (RFD) shall also be submitted to the Government for fast track approval.
3.9.3.2 Request for Deviations (RFDs). Deviations from the requirements of the Functional and Allocated Baselines shall be written using the MIL-HDBK-61A for guidance in classification and content data. Major or Critical RFDs must be submitted to the Government for review and approval (or disapproval) (CDRL A013). The contractor shall correct any RFD non-compliance not approved by the Government. Recurring deviations are not permitted.
3.9.4	Configuration Status Accounting
3.9.4.1 Configuration Management Accounting Report (CMAR). The contractor shall develop and submit a CMAR to the Government. The Contractor’s CMAR shall be reflective of procured as-built configuration HWCIs/CSCIs and include cross-reference to such items as part numbers, revisions/versions, proposed and approved Class I and Class II ECPs, deviations, conditional acceptance terms, software definitions and associated FBL and ABL (Attachment F). (CDRL A014).
3.9.4.2 Configuration Data Information. The Contractor shall document the terminal delivered as-built hardware and software configuration and include the documentation with each delivered terminal or spare. (CDRL A015)
3.10 Data Management. The Contractor shall identify a POC within the organization for data management efforts. The Contractor shall work with the Government to resolve all computer

13

related compatibility issues with data deliveries.
3.10.1 Data Accession List. The Data Accession List (DAL) is a complete listing of all data, computer software and documentation generated by the Contractor during the course of performing the contract requirements (except for CDRL items identified elsewhere in the SOW) (CDRL A016). All DAL items shall be accessible to the Government in accordance with Special Clause H-22.
3.11 Security. The level of classification for this effort is up to SECRET. The nature of this task requires contractor access to data, information and spaces classified up to the level of SECRET. The contractor may be required to attend meetings classified up to the SECRET level.
3.12 Foreign Travel Requirements. The contractor shall submit all outgoing Country/Theater clearance message requests to the JPEO JTRS Administrative staff for certification of need to know: POC Ms. Teresa Lorscheider; teresa.lorscheider@navy.mil for action. The contractor shall submit a Request for Foreign Travel form for each traveler in advance of the travel to initiate the release of a clearance message at least 30 days in advance of departure. Each contractor traveling must also submit a Personal Protection Plan and have a Level 1 Antiterrorism/Force Protection briefing within one year of departure and a country specific briefing within ninety (90) days of departure.
3.13 OPSEC Requirements. The contractor shall perform all work in accordance with DoD and Navy Operations Security (OPSEC) requirements and in accordance with the OPSEC attachment to the DD254.

14

ATTACHMENT F	30 September 2009
INDEX AND DATA LISTS

Contents:
Cover	1	page
Summary List	2	pages
Index/Data Lists	45	pages
Appendix A	6	pages

MIDS Baseline Index and Data Lists — Summary

Data List	Rev	Date	Nomenclature/Description	Report Date: 17-Sep-09
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 3(C)
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1840(C)/U
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1785(C)/U
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1841(C)/U
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1842(C)/U
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1843(C)/U
[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U
[***]	[***]	[***]	POWER SUPPLY ASSEMBLY PP-8453/U
[***]	[***]	[***]	COOLING UNIT HD-1213/U
[***]	[***]	[***]	HIGH POWER AMPLIFIER GROUP INTERFACE ASSEMBLY J-6500/U
[***]	[***]	[***]	ALTERNATING CURRENT CONVERTER CV-4344/U
[***]	[***]	[***]	MOUNTING PLATE
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1868(C)/U
[***]	[***]	[***]	CHASSIS/HARNESS
[***]	[***]	[***]	INTERNAL POWER SUPPLY
[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT
[***]	[***]	[***]	VOICE
[***]	[***]	[***]	TAILORED PROCESSOR/GROUND MUX
[***]	[***]	[***]	DATA PROCESSOR/AIRBORNE MUX
[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR
[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI)/DISCRETES
[***]	[***]	[***]	RECEIVER/SYNTHESIZER
[***]	[***]	[***]	TACAN
[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)
[***]	[***]	[***]	CHASSIS/HARNESS (RT-1785 & RT-1868)
[***]	[***]	[***]	DATA PROCESSOR/DUAL ADDSI
[***]	[***]	[***]	CORE PROCESSOR SOFTWARE (CSCI)
[***]	[***]	[***]	TAILORED INPUT/OUTPUT (TIO) PROCESSOR SOFTWARE (CSCI)
[***]	[***]	[***]	SUBSCRIBER INTERFACE ARMY (SIA) CSCI
[***]	[***]	[***]	ENHANCED ADDSI (E-ADDSI) CSCI
[***]	[***]	[***]	MIDS-ON-SHIP (MOS) SOFTWARE

[***]	Page 1 of 2

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

MIDS Baseline Index and Data Lists — Summary

Data List	Rev	Date	Nomenclature/Description	Report Date: 17-Sep-09
[***]	[***]	[***]	ANCILLARY SET
[***]	[***]	[***]	ANCILLARY SET (W/VOICE)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 1(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 2(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 3(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 4(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 5(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 6(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 7(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 8(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 9(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V)10(C)
[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V)11(C)

[***]	Page 2 of 2

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	—		MIDS International Program Office		[***]

Title:				Change No: New DL for FY10
RADIO TERMINAL SET (RTS) AN/USQ-140(V) 3(C)

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFlCATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION ADDENDUM (SSSA) FOR THE MIDS-LVT(3) FIGHTER DATA LINK (FDL)

	[***]	[***]	[***]	SYSTEM SEGMENT INTERFACE CONTROL DOCUMENT, FIGHTER DATA LINK (FDL)/F-15 A/B/C/D/E AIR VEHICLE

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d changes for Core BC5, and from ECP00015 & 00147
RECEIVER TRANSMITTER RT-1840(C)/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	CHASSIS/HARNESS

	[***]	[***]	[***]	INTERNAL POWER SUPPLY

	[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT

	[***]	[***]	[***]	VOICE

	[***]	[***]	[***]	TAILORED PROCESSOR/GROUND MUX

	[***]	[***]	[***]	DATA PROCESSOR/AIRBORNE MUX

	[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR

	[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI) DISCRETES

	[***]	[***]	[***]	RECEIVER/SYNTHESIZER

	[***]	[***]	[***]	TACAN

	[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (lPF)

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	SYSTEM/SEGMENT ICD APPENDIX A OF CB021-01M-01 (SOFTWARE SECTION)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR RECEIVER TRANSMITTER

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR RADIO TERMINAL SET AN/USQ-140(V)(C)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d NORs for Core BC5, CSIA BCC 6.00, IPV6 STD, ECP00015 & 00147
RECEIVER TRANSMITTER RT-1785(C)/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	INTERNAL POWER SUPPLY

	[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT

	[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR

	[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI) DISCRETES

	[***]	[***]	[***]	RECEIVER/SYNTHESIZER

	[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)

	[***]	[***]	[***]	CHASSIS/HARNESS (RT-1785 & RT-1868)

	[***]	[***]	[***]	DATA PROCESSOR/DUAL ADDSI

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION ADDENDUM (SSSA) MIDS LVT(2)

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT ICD ADDENDUM FOR MIDS LVT(2) AND LVT(11) (WITH APPENDICES)

47358	[***]	[***]		NOTICE OF REVISION (NOR) TO CB021-02M-01 ICDA FROM ECP00268 (UPDATES OF LVT-11 DETAILS)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR MIDS MAIN TERMINAL

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR LVT 2

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d changes for Core BC 5, ECP00015 & ECP00147, and added NSIO Option Docs
RECEIVER TRANSMITTER RT-1841(C)/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	CHASSIS/HARNESS

	[***]	[***]	[***]	INTERNAL POWER SUPPLY

	[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT

	[***]	[***]	[***]	VOICE

	[***]	[***]	[***]	TAILORED PROCESSOR/GROUND MUX

	[***]	[***]	[***]	DATA PROCESSOR/AIRBORNE MUX

	[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR

	[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI) DISCRETES

	[***]	[***]	[***]	RECEIVER/SYNTHESIZER

	[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	SYSTEM/SEGMENT ICD APPENDIX A OF CB021-01M-01 (SOFTWARE SECTION)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR RECEIVER TRANSMITTER

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR RADIO TERMINAL SET AN/USQ-140(V)(C)

0K663	[***]	[***]	[***]	BIT REPORT

	[***]	[***]	[***]	(NSIO/NCP SOFTWARE OPTION) SSS ADDENDUM FOR THE MIDS LVT WITH NSIO AND NCP

	[***]	[***]	[***]	(NSIO/NCP SOFTWARE OPTION) S/S ICD ADDENDUM FOR THE MIDS LVT WITH NSIO AND NCP

	[***]	[***]	[***]	(NSIO/NCP SOFTWARE OPTION) APPENDIX A TO THE S/S ICD ADDENDUM FOR THE MIDS LVT WITH NSIO AND NCP

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d changes for Core BC5, and NORs from ECP00015 & 00147
RECEIVER TRANSMITTER RT-1842(C)/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	CHASSIS/HARNESS

	[***]	[***]	[***]	INTERNAL POWER SUPPLY

	[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT

	[***]	[***]	[***]	TAILORED PROCESSOR/GROUND MUX

	[***]	[***]	[***]	DATA PROCESSOR/AIRBORNE MUX

	[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR

	[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI) DISCRETES

	[***]	[***]	[***]	RECEIVER/SYNTHESIZER

	[***]	[***]	[***]	TACAN

	[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	SYSTEM/SEGMENT ICD APPENDIX A OF CB021 -01M-01 (SOFTWARE SECTION)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR RECEIVER TRANSMITTER

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR RADIO TERMINAL SET AN/USQ-140(V)(C)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d Core BC5, ECP00015 & 00147 changes and added NSIO Option Docs
RECEIVER TRANSMITTER RT-1843(C)/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	CHASSIS/HARNESS

	[***]	[***]	[***]	INTERNAL POWER SUPPLY

	[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT

	[***]	[***]	[***]	TAILORED PROCESSOR/GROUND MUX

	[***]	[***]	[***]	DATA PROCESSOR/AIRBORNE MUX

	[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR

	[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI) DISCRETES

	[***]	[***]	[***]	RECEIVER/SYNTHESIZER

	[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	SYSTEM/SEGMENT ICD APPENDIX A OF CB021-01M-01 (SOFTWARE SECTION)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR RECEIVER TRANSMITTER

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR RADIO TERMINAL SET AN/USQ-140(V)(C)

0K663	[***]	[***]	[***]	BIT REPORT

	[***]	[***]	[***]	(NSIO/NCP SOFTWARE OPTION) SSS ADDENDUM FOR THE MIDS LVT WITH NSIO AND NCP

	[***]	[***]	[***]	(NSIO/NCP SOFTWARE OPTION) S/S ICD ADDENDUM FOR THE MIDS LVT WITH NSIO AND NCP

	[***]	[***]	[***]	(NSIO/NCP SOFTWARE OPTION) APPENDIX A TO THE S/S ICD ADDENDUM FOR THE MIDS LVT WITH NSIO AND NCP

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d changes for Core BC5, and from NORs ECP00015 & 00147
REMOTE POWER SUPPLY PP-8476/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	SYSTEM/SEGMENT ICD APPENDIX A OF CB021-01M-01 (SOFTWARE SECTION)

F0057	[***]	[***]	[***]	CIDS AND ICD FOR REMOTE POWER SUPPLY

F0057	[***]	[***]	[***]	INSTALLATION DRAWING FOR REMOTE POWER SUPPLY

F0057	[***]	[***]	[***]	INSTALLATION MACHINED DRAWING FOR REMOTE POWER SUPPLY

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR RADIO TERMINAL SET AN/USQ-14Q(V)(C)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d Core BC5, CSIA BCC 6.00, IPV6 STD, and ECP00015 & 00147
POWER SUPPLY ASSEMBLY PP-8453/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATlON (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION ADDENDUM (SSSA) MIDS LVT(2)

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT ICD ADDENDUM FOR MIDS LVT(2) AND LVT(11) (WITH APPENDICES)

47358	[***]	[***]		NOTICE OF REVISION (NOR) TO CB021-02M-01 ICDA FROM ECP00268 (UPDATES OF LVT-11 DETAILS)

	[***]	[***]	[***]	IPS FOR THE MIDS LVT(2) POWER SUPPLY ASSY

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR LVT 2

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d Core BC5, CSIA BCC 6.00, IPV6 STD, and ECP00015 and 00147 changes
COOLING UNIT HD-1213/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION ADDENDUM (SSSA) MIDS LVT(2)

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT ICD ADDENDUM FOR MIDS LVT(2) AND LVT(11) (WITH APPENDICES)

47358	[***]	[***]		NOTICE OF REVISION (NOR) TO CB021-02M-01 ICDA FROM ECP00268 (UPDATES OF LVT-11 DETAILS)

0D0D0	[***]	[***]	[***]	PIDS AND ICD FOR COOLING UNIT FOR MIDS LVT(2)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR COOLING UNIT

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR LVT 2

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Incorporated the BC5 changes
HIGH POWER AMPLIFIER GROUP INTERFACE ASSEMBLY J-6500/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICO) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	SYSTEM/SEGMENT ICD APPENDIX A OF CB021-01M-01 (SOFTWARE SECTION)

0D0D0	[***]	[***]	[***]	CIDS AND ICD FOR HIGH POWER AMPLIFIER GROUP INTERFACE ASSEMBLY (HIA)

0D0D0	[***]	[***]		INSTALLATION DRAWING FOR HPAG INTERFACE ADAPTER

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR HPAG INTERFACE ASSY

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR RADIO TERMINAL SET AN/USQ-140(V)(C)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d Core BC5 changes and NORs from ECP00015 & 00147
ALTERNATING CURRENT CONVERTER CV-4344/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

F0057	[***]	[***]	[***]	CIDS AND ICD FOR AC ADAPTER

F0057	[***]	[***]	[***]	INSTALLATION DRAWING FOR AC ADAPTER

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	—		MIDS International Program Office		[***]

Title:				Change No:
MOUNTING PLATE

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	MOUNTING BASE ASSY DRAWING AND PARTS LIST

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d NORs for BC5, CSIA BCC 6.00, IPV6 STD, and from ECP00015 & 00147
RECEIVER TRANSMITTER RT-1868(C)/U

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

	[***]	[***]	[***]	INTERNAL POWER SUPPLY

	[***]	[***]	[***]	POWER AMPLIFIER ANTENNA INTERFACE UNIT

	[***]	[***]	[***]	VOICE

	[***]	[***]	[***]	SIGNAL MESSAGE PROCESSOR

	[***]	[***]	[***]	RECEIVER TRANSMITTER INTERFACE (RTI) DISCRETES

	[***]	[***]	[***]	RECEIVER/SYNTHESIZER

	[***]	[***]	[***]	EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)

	[***]	[***]	[***]	CHASSIS/HARNESS (RT-1785 & RT-1868)

	[***]	[***]	[***]	DATA PROCESSOR/DUAL ADDSI

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION (SSS) FOR THE MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW-VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM SEGMENT SPECIFICATION ADDENDUM (SSSA) MIDS LVT(2)

	[***]	[***]	[***]	SYSTEM/SEGMENT INTERFACE CONTROL DOCUMENT (ICD) FOR MIDS LOW VOLUME TERMINAL AND ANCILLARY EQUIPMENT

	[***]	[***]	[***]	SYSTEM/SEGMENT ICD ADDENDUM FOR MIDS LVT(2) AND LVT(11) (WITH APPENDICES)

47358	[***]	[***]		NOTICE OF REVISION (NOR) TO CB021-02M01 ICDA FROM ECP00268 (UPDATES OF LVT-11 DETAILS)

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR MIDS MAIN TERMINAL

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

GK663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	RELIABILITY PROGRAM PLAN FOR LVT 2

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: Updated for FY10 Lot. Incd EMD and Prod changes into PIDS (changed from Rev 2 to 6)
CHASSIS/HARNESS

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	PIDS FOR MAIN TERMINAL CHASSIS

0D0D0	[***]	[***]	[***]	ICD FOR MAIN TERMINAL CHASSIS

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR CHASSIS

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K653	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: Updated for FY10 Lot. Inc’d ECP00190 changes
INTERNAL POWER SUPPLY

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	PIDS FOR INTERNAL POWER SUPPLY (IPS)

0D0D0	[***]	[***]	[***]	ICD FOR INTERNAL POWER SUPPLY

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR INTERNAL POWER SUPPLY

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d ECP00191 changes and added NOR for ECP00015
POWER AMPLIFIER ANTENNA INTERFACE UNIT

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

OK426	[***]	[***]	[***]	PIDS FOR RF AMPLIFIER

OK426	[***]	[***]	[***]	PIDS FOR ANNEX A ICD FOR RF AMPLIFIER

OK426	[***]	[***]	[***]	PIDS FOR POWER AMPLIFIER ANNEX B FUNCTIONAL ALLOCATION

OK426	[***]	[***]	[***]	PIDS FOR POWER AMPLIFIER ANNEX C POWER-UP & START-UP PROCEDURES

OK426	[***]	[***]	[***]	CIDS FOR ANNEX D, LOW NOISE AND SWITCH AMPLIFIER (LNASA) RF AMPLIFIER

0D0D0	[***]	[***]	[***]	INSTALLATION DRAWING FOR POWER AMPLIFIER RF

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d ECP00059 NOR into CIDS
VOICE

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0178B	[***]	[***]	[***]	CIDS AND ICD FOR VOICE PROCESSOR

0D0D0	[***]	[***]	[***]	SRS FOR VOICE PROCESSOR (CSCI)

0D0D0	[***]	[***]	[***]	IRS/IDD, CORE/SMP INTERFACE AND THE CORE/VOICE INTERFACE

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR VOICE MODULE ASSY

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0178B	[***]	[***]	[***]	USER’S MANUAL FOR VOICE PROCESSOR SRU

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: NOR ECP00238-25
TAILORED PROCESSOR/GROUND MUX

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

A0062	[***]	[***]	[***]	PIDS FOR TAILORED PROCESSOR/GROUND MUX

A0062	[***]	[***]	[***]	CIDS FOR GROUND MUX LAMINA ANNEX B

0178B	[***]	[***]	[***]	CIDS AND ICD FOR TP/ DATA PROCESSOR CCA’S

A0062	[***]	[***]	[***]	ICD FOR GROUND MUX LAMINA (APPENDIX B1 OF PIDS)

A0062	[***]	[***]	[***]	HARDWARE SOFTWARE INTERFACE DOCUMENT GROUND MUX LAMINA

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR TAILORED PROCESSOR/X.25 MUX MODULE ASSY

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0178B	[***]	[***]	[***]	USER’S MANUAL FOR DP/TP CCA

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: NOR ECP00238-26
DATA PROCESSOR/AIRBORNE MUX

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

A0062	[***]	[***]	[***]	PIDS FOR DP/AV MUX

0178B	[***]	[***]	[***]	CIDS AND ICD FOR TP/ DATA PROCESSOR CCA’S

A0062	[***]	[***]	[***]	PIDS FOR AIRBORN MUX LAMINA ANNEX B

A0062	[***]	[***]	[***]	ICD FOR AIRBORN MUX LAMINA (APPENDIX B OF PIDS)

A0062	[***]	[***]	[***]	HARDWARE SOFTWARE INTERFACE DOCUMENT AIRBORN MUX LAMINA

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL FOR DP/MUX MODULE ASSY

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0178B	[***]	[***]	[***]	USER’S MANUAL FOR DP/TP CCA

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: Revised for the next Lot build — REMOVED ECP00271 FR Reqt
SIGNAL MESSAGE PROCESSOR

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	PIDS FOR SIGNAL/MESSAGE PROCESSOR

0D0D0	[***]	[***]	[***]	ICD FOR SIGNAL MESSAGE PROCESSOR

0D0D0	[***]	[***]	[***]	SRS FOR SIGNAL/MESSAGE PROCESSOR (CSCI)

0D0D0	[***]		[***]	NOTICE OF REVISION (NOR) TO SRS FOR SIGNAL/MESSAGE PROCESSOR (CSCI) FROM ECP00213, CL II GOVT ADMIN CHANGES

0D0D0	[***]	[***]	[***]	IRS/IDD, CORE/SMP INTERFACE AND THE CORE/VOICE INTERFACE

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL FOR SIGNAL/MESSAGE PROCESSOR MODULE ASSY

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: Updated for FY10 Lot. Inc’d EMD and Prod changes from ECP00093 & 00147
RECEIVER TRANSMITTER INTERFACE (RTI)/DISCRETES

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	PIDS FOR RECEIVER/TRANSMITTER INTERFACE (RTI) DISCRETES

A0062	[***]	[***]	[***]	CIDS FOR DISCRETES LAMINA ANNEX B

A0062	[***]	[***]	[***]	ICD FOR DISCRETES LAMINA (APPENDIX B1 OF CIDS)

0D0D0	[***]	[***]	[***]	ICD FOR RECEIVER/TRANSMITTER INTERFACE

A0062	[***]	[***]	[***]	HARDWARE SOFTWARE INTERFACE DOCUMENT DISCRETES LAMINA

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR RTI

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: NOR ECP00273-29
RECEIVER/SYNTHESIZER

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

F0057	[***]	[***]	[***]	PIDS AND ICD FOR RECEIVER SYNTHESIZER

F0057	[***]	[***]	[***]	NOTICE OF REVISION (NOR) TO PIDS AND ICD FOR RECEIVER SYNTHESIZER REV AE FROM ECP00179, I/Q ANALOG TEST OUTPUT CHARACTERISTICS CHANGE (F&ABL DISCREP)

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR RECEIVER/SYNTHESIZER MODULE ASSY

F0057	[***]	[***]	[***]	OUTLINE DRAWING FOR RECEIVER/SYNTHESIZER

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: NOR ECP00267-27
TACAN

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	PIDS AND ICD FOR TACAN

0D0D0	[***]	[***]	[***]	SRS FOR TACAN PROCESSOR CSCI

0D0D0	[***]	[***]	[***]	IRS/IDD FOR THE TACAN

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR TACAN MODULE ASSY

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d changes from ECP00191
EXCITER/INTERFERENCE PROTECTION FEATURE (IPF)

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

A0062	[***]	[***]	[***]	PIDS FOR EXCITER/IPF

A0062	[***]	[***]	[***]	ICD FOR EXCITER/IPF (ANNEX 1 OF PIDS)

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR EXCITER/IPF MODULE ASSY

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: NOR ECP00238-32
CHASSIS/HARNESS (RT-1785 & RT-1868)

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	PIDS FOR CHASSIS

0D0D0	[***]	[***]	[***]	ICD FOR MAIN TERMINAL CHASSIS

0D0D0	[***]	[***]	[***]	INTERFACE CONTROL DRAWING FOR CHASSIS

0D0D0	[***]	[***]	[***]	ICD FOR THE RF CONTROL AND REPORT BUS

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Revised to incorporate approved changes from CCB 98
DATA PROCESSOR/DUAL ADDSI

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

A0062	[***]	[***]	[***]	CIDS FOR DP/DUAL ADDSI WITH ANNEX A & B

A0062	[***]	[***]	[***]	CIDS FOR DUAL ADDSI LAMINA (ANNEX B)

0178B	[***]	[***]	[***]	CIDS AND ICD FOR TP/ DATA PROCESSOR CCA’S

A0062	[***]	[***]	[***]	ICD FOR DUAL ADDSI LAMINA (APPENDIX B1 OF CIDS)

A0062	[***]	[***]	[***]	HARDWARE SOFTWARE INTERFACE DOCUMENT DUAL ADDSI LAMINA

0D0D0	[***]	[***]	[***]	INSTALLATION CONTROL DRAWING, MODULE ASSEMBLY, DATA PROCESSOR/DUAL ADDSI

0K663	[***]	[***]	[***]	REVISIONS TO INSTALLATION CONTROL DWG, MODULE ASSEMBLY, DATA PROCESSOR/DUAL ADDSI

0K663	[***]	[***]	[***]	ICD FOR THE VME BUS

0K663	[***]	[***]	[***]	EMI CONTROL PLAN

0K663	[***]	[***]	[***]	TEMPEST CONTROL PLAN (CLASSIFIED)

0K663	[***]	[***]	[***]	BIT REPORT

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d BC5 changes into specifications
CORE PROCESSOR SOFTWARE (CSCI)

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	SRS FOR CORE (CSCI) PROCESSOR

0D0D0	[***]	[***]	[***]	IRS/IDD, CORE/SMP INTERFACE AND THE CORE/VOICE INTERFACE

0D0D0	[***]	[***]	[***]	IRS/IDD CORE TO TAILORED I/O INTERFACE

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d BC5 changes into docs
TAILORED INPUT/OUTPUT (TIO) PROCESSOR SOFTWARE (CSCI)

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

F0057	[***]	[***]	[***]	SRS FOR TAILORED I/O PROCESSOR, BC 5

F0057	[***]	[***]	[***]	IRS/IDD FOR THE TAILORED I/O (CSCI)

0D0D0	[***]	[***]	[***]	IRS/IDD CORE TO TAILORED I/O INTERFACE

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot. Inc’d changes into CPDS for CSIA BCC 6.00 per ECP00320
SUBSCRIBER INTERFACE ARMY (SIA) CSCI

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	COMPUTER PROGRAM DEVELOPMENT SPECIFICATION (CPDS) FOR SUBSCRIBER INTERFACE ARMY (SIA) CSCI

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot Inc’d changes for IPV6 STD into SRS per ECP00270
ENHANCED ADDSI (E-ADDSI) CSCI

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

47358	[***]	[***]	[***]	SRS, ENHANCED ADDSI CSCI

A0062	[***]	[***]	[***]	HARDWARE SOFTWARE INTERFACE DOCUMENT DUAL ADDSI LAMINA

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No: Revised for next Lot - REMOVED ECP00271 FR Reqt
MIDS-ON-SHIP (MOS) SOFTWARE

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

0D0D0	[***]	[***]	[***]	CPDS FOR NAVY SHIP I/O COMPUTER PROGRAM FOR THE NAVY SHIP HIGH POWER (NSHIP) LINK 16 TERMINAL

0D0D0	[***]	[***]	[***]	SRS NAVY COMMUNICATIONS PROCESSOR (NCP) OF THE MOS TERMINAL

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change No./Descrip: NOR ECP00267-33
ANCILLARY SET

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

47358	[***]	[***]	[***]	POWER CABLE, 115VAC, 1 PHASE 50-400HZ

47358	[***]	[***]	[***]	PARTS LIST, POWER CABLE, 115VAC, 50-400HZ

47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W1

47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W2

47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W3

47358	[***]	[***]	[***]	CABLE ASSY, EXTERNAL, W/ETR, W5

47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W6

53919	[***]			CONNECTOR ADAPTER FOR ANTENNA A AND B (C FEMALE TO HN MALE)

53919	[***]			CONNECTOR ADAPTER FOR ANTENNA A AND B (HN MALE TO N FEMALE)

53919	[***]			CONNECTOR ADAPTER FOR ANTENNA A AND B (N MALE TO C FEMALE}

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Data List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Preliminary ECP00268 NOR VSATE-055-02 in process to replace the W5 Voice Cable
ANCILLARY SET (W/ VOICE)

Cage	Document
Code	Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION
47358	[***]	[***]	[***]	POWER CABLE, 115VAC, 1 PHASE 50-400HZ
47358	[***]	[***]	[***]	PARTS LIST, POWER CABLE, 115VAC, 50-400HZ
47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W1
47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W2
47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W3
47358	[***]	[***]	[***]	CABLE ASSY, VOICE, W/ETR, W5
47358	[***]	[***]		NOTICE OF REVISION (NOR) FROM ECP00268 THAT CREATES A NEW SPEC CONTROL DWG FOR THE W5 VOICE CABLE ASSY, MIDS LVT(11) (P/N: 1083328)
47358	[***]	[***]	[***]	CABLE ASSY, LVT(2), EXTERNAL, EMI, W6
53919	[***]			CONNECTOR ADAPTER FOR ANTENNA A AND B (C FEMALE TO HN MALE)
53919	[***]			CONNECTOR ADAPTER FOR ANTENNA A AND B (HN MALE TO N FEMALE)
53919	[***]			CONNECTOR ADAPTER FOR ANTENNA A AND B (N MALE TO C FEMALE)

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Revised for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)1(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1840(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Revised for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)2(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1785(C)/U

[***]	[***]	[***]	POWER SUPPLY ASSEMBLY PP-8453/U

[***]	[***]	[***]	COOLING UNIT HD-1213/U

[***]	[***]	[***]	MOUNTING PLATE

[***]	[***]	[***]	ANCILLARY SET

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	—		MIDS International Program Office		[***]

Title:				Change No: Released for FY10
RADIO TERMINAL SET (RTS) AN/USQ-140(V)3(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RADIO TERMINAL SET (RTS) AN/USQ-140(V) 3(C)

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Revised for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)4(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION
[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1841(C)/U
[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)5(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1841(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

[***]	[***]	[***]	HIGH POWER AMPLIFIER GROUP INTERFACE ASSEMBLY J-6500/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)6(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1842(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)7(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1843(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)8(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1841(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

[***]	[***]	[***]	HIGH POWER AMPLIFIER GROUP INTERFACE ASSEMBLY J-6500/U

[***]	[***]	[***]	ALTERNATING CURRENT CONVERTER CV-4344/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)9(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1841(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

[***]	[***]	[***]	ALTERNATING CURRENT CONVERTER CV-4344/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)10(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1843(C)/U

[***]	[***]	[***]	REMOTE POWER SUPPLY PP-8476/U

[***]	[***]	[***]	ALTERNATING CURRENT CONVERTER CV-4344/U

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Index List:	Rev:	Activity:	JPEO JTRS	Cage Code:	Date:
[***]	[***]		MIDS International Program Office		[***]

Title:				Change: Updated for FY10 Lot
RADIO TERMINAL SET (RTS) AN/USQ-140(V)11(C)

Data List Number	Rev	Rev Date	NOMENCLATURE/DESCRIPTION

[***]	[***]	[***]	POWER SUPPLY ASSEMBLY PP-8453/U

[***]	[***]	[***]	COOLING UNIT HD-1213/U

[***]	[***]	[***]	MOUNTING PLATE

[***]	[***]	[***]	RECEIVER TRANSMITTER RT-1868(C)/U

[***]	[***]	[***]	ANCILLARY SET (W/ VOICE)

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A to Attachment F	November 4, 2009
EXCEPTIONS TO ATTACHMENT F DOCUMENTATION
The exceptions herein shall tailor attachment F documentation to MIDS production for MIDS LVT Terminals.
1. Quality Assurance Provisions.
Quality assurance provisions in section 4 of attachment F documentation shall be replaced in their entirety by Attachment 1 of this appendix except:
•	Paragraphs 4.2.4.2.3 (Mission Load Test) and 4.2.4.7.d (EMC Features Verifications) LVT System Segment Specification (SSS) must be verified in accordance with the SSS.

•	Paragraphs 4.2.4.2.3 (Mission Load Test) and 4.2.4.7.d (EMC Features Verifications) LVT (2) SSS Addendum (SSSA) must be verified in accordance with the SSSA.

•	Paragraphs 4.2.4.2.3 (Mission Load Test) LVT (3) SSS Addendum (SSSA) must be verified in accordance with the SSSA.
Any other section 3 references to section 4 are cancelled and the contractor shall propose a reasonable approach to verify those requirements for the purpose of qualification or regressive qualification.
2. EMD Test Points.
Information and requirements in Attachment F documentation relating to EMD terminal test points shall be considered for information purposes only. The exception to this is that a test point for the exciter/IPF SRU shall be required for the IPF self-test signal (NTIA requirement).
3. MIDS Production Built-in-Test (BIT) Processing.
BIT parameters in Attachment F documentation are used at the SRU-level and Terminal-level BIT processing. The Core Computer Software Configuration Item (CSCI) contains the Terminal BIT processing, including the LRU/SRU fault isolation algorithm. Details of the fault isolation algorithm are contained in the MIDS BIT Report (document #MI-18.501). For production build-to-print solutions at the SRU level, the particular SRU BIT parameters shall remain the same. For production SRU solutions that are not build-to-print, the internal SRU BIT parameters may be different for each SRU manufacturer. However, the parameters for the new design shall map into the existing BIT parameter list for the SRU. The mapping shall not require the new design to have the identical BIT parameters as the build-to-print approach. The new design may have fewer parameters (but shall not have additional ones) and shall set Attachment F MIDS BIT Report BIT parameters that are not used to a constant value (“1” or “0”). There shall be a set of BIT parameters in the new design, which at a minimum, map into the Attachment F MIDS BIT Report BIT parameters used in the BIT LRU/SRU fault isolation algorithm. Mapping means to take a BIT parameter for the new design, which does not exist in the built-to-print design approach, and use the BIT parameters in the Attachment F MIDS BIT Report field(s) similar in function. As an example, if a new design has FPGAs but does not have PALs, a bit for FPGA failure could be mapped into an already existing bit for PAL failure.

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Appendix A to Attachment F	November 4, 2009
4. Revised Standards and Specifications.
Table 1 contains the disposition of military standards and military specifications cancelled as a result of DoD acquisition reform that are relevant to MIDS production. The offeror shall follow the disposition for the cancelled standard or specification in Table 1.
5. “How to’s”, Custom Devices and Specific Part Numbers.
Information associated with all occurrences of “how to’s” in attachment F documentation shall be considered for information purposes only unless specifically stated otherwise. An example of a “how to” is an implementation detail that is manufacturing process specific or specific to a particular design instead of a specific design requirement value being provided. In all cases the contractor shall ensure that the design requirement implied by the “how to’s” is satisfied.
Furthermore, all references to MIDS EMD terminal custom devices (e.g. “RF Translator,” etc.) and specific part numbers in attachment F shall be for information purposes only. However, implementation of the functionality of the custom devices and specified parts, in the manner deemed appropriate by the manufacturer, shall be required. The exception to this is as follows:
•	CTIC/DS-101 Hybrid (CDH) in the signal message processor SRU shall be required.

•	Connectors external to the Terminal shall have the same part number as specified in the LVT(1) system/segment ICD (#CB021-01M-01) and the LVT(2) system/segment ICD addendum (#CB021-02M-01).

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Appendix A to Attachment F	November 4, 2009
Table 1. Disposition of Cancelled Military Specifications/Standards Relevant to MIDS

Cancelled Military Specification/Standard	Disposition of Military Specification/Standard
ISO 68	ISO 68-1 and ISO 68-2
MIL-B-5087B	MIL-STD-464
MIL-STD-172C	Requirement deleted.
MIL-C-17D	Requirement deleted.
MIL-C-26074	Use best commercial practices (BCP)
MIL-C-5541D	MIL-C-5541E or Use BCP
MIL-C-28748B	MIL-DTL-28748C or Use BCP
MIL-C-28754B	MIL-C-28754D supplement 1
MIL-C-28809B	Use BCP
MIL-C-0038999E	MIL-C-38999J & supplement 1
MIL-C-39012B	MIL-PRF-39012D & amendments 1 & 2
MIL-E-4158E	MIL-HDBK-454 as guidance
MIL-E-5400T	MIL-HDBK-5400 as guidance
MIL-F-14072C	Use BCP
MIL-H-5606E	MIL-H-5606G notice 1
MIL-H-83282C	MIL-PRF-83282D & amendment 1
MIL-I-46058C	Use BCP
MIL-I-81550C	Use BCP
MIL-L-6081C	MIL-PRF-6081D
MIL-L-7808J	MIL-PRF-7808L
MIL-L-23699C	MIL-PRF-23699F
MIL-M-26542/4B	Requirement deleted.
MIL-M-38510H	Requirement deleted.
MIL-P-13949A	Requirement deleted.
MIL-P-23377F	MIL-PRF-23377H
MIL-P-55110D	Requirement deleted.
MIL-S-901C	MIL-S-901D
MIL-S-7742B	Requirement deleted.
MIL-S-8516E	Use BCP
MIL-S-8802F	MIL-S-8802F amendment 4 & notice 1
MIL-S-8879A	Requirement deleted.
MIL-S-23586C	MIL-PRF-23586F
MIL-T-5422F	MIL-STD-810E notices 1, 2 & 3
MIL-T-5624N	Use BCP
MIL-T-23103A	Requirement deleted.
MIL-T-28800	Requirement deleted.
MIL-T-83133C	MIL-T-83133D amendment 1
FED-STD-313C	FED-STD-313D
FED-STD-595B	FED-STD-595B change notice 1
MIL-STD-129L	MIL-STD-129N

3 of 7

Appendix A to Attachment F	November 4, 2009

Cancelled Military Specification/Standard	Disposition of Military Specification/Standard
MIL-STD-130G	MIL-STD-130J
MIL-STD-167	MIL-STD-167-I valid notice 1, and MIL-STD-167-2 valid notice 1.
MIL-STD-275D	Requirement deleted.
MIL-STD-291B	MIL-STD-291C
MIL-STD-415D	Use BCP
MIL-STD-454M	MIL-HDBK-454 as guidance
MIL-STD-462	MIL-STD-462C
MIL-STD-470B	MIL-HDBK-470 as guidance
MIL-STD-490A	Requirement deleted.
MIL-STD-781D	MIL-HDBK-781A as guidance
MIL-STD-785B	Requirement deleted.
MIL-STD-794E	MIL-STD-2073-1C
MIL-STD-810E	MIL-STD-810E notices 1, 2, 3
MIL-STD-882B	MIL-STD-882C & notice 1
MIL-STD-883C	Requirement deleted.
MIL-STD-1130B	Requirement deleted.
MIL-STD-1275A	MIL-STD-1275B
MIL-STD-1472D	MIL-STD-1472E
MIL-STD-1686B	MIL-STD-1686C
MIL-STD-1753	Requirement deleted.
MIL-STD-1788A	Use BCP
MIL-STD-1815A	Use BCP
MIL-STD-2000A	Requirement deleted.
MIL-STD-2073-1B	MIL-STD-2073-1C
MIL-STD-2076	Requirement deleted.
MIL-STD-2084	MIL-HDBK-2084 with change notice 1 as guidance
DOD-STD-2167A	IEEE/EIA 12207.2 as guidance
MIL-HDBK-5F	MIL-HDBK-5G volume 1 change notice 3 and volume 2 change notice 3 as guidance
MIL-HDBK-217F	MIL-HDBK-217F change notice 2 as guidance
MIL-HDBK-781	MIL-HDBK-781A as guidance

4 of 7

Appendix A to Attachment F	November 4, 2009
Attachment 1: Section 4. Quality Assurance Provisions
4. QUALITY ASSURANCE PROVISIONS.
4.1 General.
The contractor shall verify all the requirements in section 3 of the applicable system/segment specification, SRU and LRU prime item development specification (PIDS). Verification methods shall consist of inspection, demonstration, test, or analysis as defined below. The contractor shall determine and justify the verification method to achieve a high confidence verification with mitigated risk.

Inspection:	Inspection (I) is defined as a visual method of verification that determines compliance with required characteristics without the use of special laboratory equipment, procedures, items, or services. Inspection is used to verify construction features, parts compliance, and document or drawing compliance, software source and object code compliance, workmanship, and physical condition. This method may require moving, turning, or partially disassembling hardware to gain visual access, but it does not require operation of the item. Inspections may be required during manufacture, assembly, and final acceptance.

Analysis:	Analysis (A) is defined as a method of verification wherein the item or its design is studied to determine if it meets specified requirements. Analysis includes the technical evaluation of drawings, software listings, equations, charts, graphs, diagrams, or representative data.

Demonstration:	Demonstration (D) is defined as a method of verification wherein compliance with a requirement is ascertained without operating the item. Demonstration is used to verify characteristics such as human engineering features, service access features, and transportability. Demonstration may involve special test equipment and simulation techniques to create the necessary environment.

Test:	Test (T) is defined as a method of verification wherein operating performance is measured quantitatively or qualitatively during or after the controlled application of real or simulated, functional, or environmental stimuli. The test may require multiple applications of these stimuli to provide a statistical level of confidence in the final results. Measurement may involve the use of laboratory equipment, recorders, items, or services.
The contractor shall keep the following verification records as a minimum, but not limited to: verification procedures and plans, verification results, testability analysis, verification methodology rationale, and quantifiable traceability to allocated baseline requirements (including the extent of the compliance).

5 of 7

Appendix A to Attachment F	November 4, 2009
4.2 Responsibility for Tests.
The contractor shall be responsible for the performance of all tests and examinations herein. The Government reserves the right to witness or perform any of the inspections or tests of the SRU or LRU set forth in the applicable PIDS where such inspection or tests are deemed necessary to assure that supplies and services conform to prescribed requirements.
4.3 Quality Conformance Verifications.
The SRU or LRU shall be subject to qualification verification to determine that the SRU or LRU design meets all the requirements in Section 3, and to acceptance verification to determine that each delivered SRU or LRU conforms to the qualified design.
4.4 Engineering Development Tests and Evaluations.
Only regression verification shall be required when the SRU or LRU has undergone technology insertion, re-packaging, or component replacement. The extent of regression verification shall be limited to those verifications necessary to qualify the design change, but shall be subject to approval by the Government.
4.5 Qualification Verifications.
Qualification verifications shall verify that the SRU or LRU meets all of its specified performance, environmental, reliability, and maintainability requirements.
4.6 Acceptance Verifications.
Acceptance verifications shall be conducted on each delivered SRU or LRU to ensure that it meets the specified functional performance and workmanship requirements. Acceptance verifications shall be conducted using plans and procedures prepared by the contractor and approved by the Government.
4.6.1 Inspections.
Each SRU or LRU shall be subjected to the inspections necessary to verify that the quality of all materials and workmanship is in compliance with the applicable specification as well as individual drawings, specifications, and standards.
4.6.2 Environmental Stress Screening (ESS).
All Terminal systems and LRUs must perform ESS in accordance with paragraph 4.2.5.2.3 of the SSS. Each SRU shall be subject to ESS either as an individual unit when delivered separately as a spare or as part of the ESS of the main terminal LRU when delivered as part of the main terminal LRU. Spare SRUs shall complete ESS either as part of an LRU in accordance with SSS paragraph 4.2.5.2.3 or individually in accordance with the requirements listed below.
A. Electrical (Functional) Test at [***]
*	Repair any Failures Detected
B. 10 Minutes of Random Vibration at [***]

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix A to Attachment F	November 4, 2009
[***]
*	1 Axis (Worst Case)
C. Electrical (Functional) Test at [***]
*	Repair any Failures Detected

*	Repeat 2.5 Minutes of Vibration after Repair Action
D. 15 Temperature Cycles
[***]
E. Electrical (Functional) Test at [***]
*	Repair any Failures Detected

*	Repeat 3 Temperature Cycles after Repair Action
*Notes:
•	Vibration exposure and temperature cycles can be performed simultaneously.

•	C above may be omitted if electrical testing is performed during vibration exposure.

[***]

•	Stabilization has occurred when the temp. at the point of maximum thermal inertia, as determined by engineering thermal survey/test, does not change by more than 2° C/Hr.

•	Random vibration is the preferred type of vibration. Sinusoidal might be used but for a longer duration subject to Government approval.
4.6.3 Acceptance Performance Tests.
Each SRU or LRU shall be subject to acceptance performance tests. The acceptance performance tests shall consist of tests in the applicable acceptance test plan.
4.6.4 EMC Features Verification for LVT(3)
LVT(3) EMC Features Verification shall be performed in accordance with 4.2.4.7.d (EMC Features Verifications) of the LVT System Segment Specification (SSS).

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

7 of 7

ATTACHMENT “H”         DD Form 254, Contract Security Classification Specification

DEPARTMENT OF DEFENSE	1. CLEARANCE AND SAFEGUARDING

CONTRACT SECURITY CLASSIFICATION SPECIFICATION	a. FACILITY CLEARANCE REQUIRED SECRET

(The requirements of the DoD Industrial Security Manual apply to all security aspects of this effort.)	b. LEVEL OF SAFEGUARDING REQUIRED SECRET

2. THIS SPECIFICATION IS FOR: (X and complete as applicable)	3. THIS SPECIFICATION IS: (X and complete as applicable)

	a. PRIME CONTRACT NUMBER		a. ORIGINAL (Complete date in all cases)		DATE: (YYYYMMDD)
X	N00039-10-D-0032 ECD: 20160226				20100224

	b. SUBCONTRACT NUMBER		b. REVISED (Supersedes all previous specs)	REVISION NO.	DATE:(YYYYMMDD)

	c. SOLICITATION OR OTHER NUMBER N00039-10-R-0011	DUE DATE: (YYYYMMDD)	c. FINAL (Complete Item 5 in all cases)		DATE: (YYYYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT?    ☒   YES      ☐   NO. If Yes, complete the following:
Classified material received or generated under       N00039-00-D-2101         (Preceding Contract Number) is transferred to this follow-on contract.

5. IS THIS A FINAL DD FORM 254?            ☐   YES       ☒   No. If Yes, complete the following:
In response to the contractor’s request dated            , retention of the classified material is authorized for the period of

6. CONTRACTOR (Include Commercial and Government Entity(CAGE) Code)

a. NAME, ADDRESS, AND ZIP CODE	b. CAGE CODE	c. Cognizant Security Office (Name, Address, Zip)
VIASAT, INCORPORATED		DEFENSE SECURITY SERVICE (DSS) (IOFWD)
6155 EL CAMINO REAL	47358	11770 BERNARDO PLAZA COURT, SUITE 450
CARLSBAD, CA. 92009		SAN DIEGO, CA. 92128-2426

7. SUBCONTRACTOR

a. NAME, ADDRESS, AND ZIP CODE	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE(Name, Address, And Zip)

8. ACTUAL PERFORMANCE

a. LOCATION	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE(Name, Address, And Zip)

9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) LOW VOLUME TERMINAL AND THE JOINT TACTICAL RADIO SYSTEM (JTRS)
(INFORMATION SHARING BETWEEN COMPANY NOTED IN BLOCK 6A AND COMPANIES ON PAGE 4 OF THIS DD254 IS PERMITTED PER CNO/NSA 24 FEB 2010.)

10. CONTRACTOR WILL REQUIRE access to:	YES	NO	11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL	YES	NO

a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION (ACCESS TO COSMEC EQUIPMENT/SIPRNET.)	X		a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER CONTRACTORS FACILITY OR A GOVERNMENT ACTIVITY		X

b. RESTRICTED DATA		X	b. RECEIVE CLASSIFIED DOCUMENTS ONLY		X

c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION		X	c. RECEIVE AND GENERATE CLASSIFIES MATERIAL	X

d. FORMERLY RESTRICTED DATA		X	d. FABRICATE, MODIFY OR STORE CLASSIFIED HARDWARE	X

e. INTELLIGENCE INFORMATION:			e. PERFORM SERVICES ONLY		X

(1) Sensitive Compartmented Information (SCI)		X	f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES	X

(2) Non-SCI	X		g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL INFORMATION CENTER (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER	X

f. SPECIAL ACCESS INFORMATION		X	h. REQUIRE A COSMEC ACCOUNT	X

g. NATO INFORMATION (MANDATED BRIEF/GRANTED ACCESS FOR SIPRNET; ACCESS TO NATO MATERIAL APPROVED SEE BLOCK 13.)	X		i. HAVE TEMPEST REQUIREMENTS	X

h. FOREIGN GOVERNMENT INFORMATION		X	j. HAVE OPERATIONS SECURITY(OPSEC) REQUIREMENTS	X

i. LIMITED DISSEMINATION INFORMATION		X	k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE	X

j. FOR OFFICIAL USE ONLY INFORMATION	X		l. OTHER(Specify)	X

k. OTHER(Specify)		X	AIS AUTOMATIC INFORMATION SYSTEM
PR NO.:

DD FORM 254, DEC 1999	PREVIOUS EDITION IS OBSOLETE

PR NO.: N00039-10-R-0011	SOLICITATION/CONTRACT NUMBER: N00039-10-R-0011/N00039-10-D-0032
12. PUBLIC RELEASE. Any Information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public release shall be submitted for approval prior to release to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
* In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
 ☐   Direct     ☒   Through (Specify):
COMMANDER, SPACE AND NAVAL WARFARE SYSTEMS COMMAND (SPAWARSYSCOM), CODE 8.5, 4301 PACIFIC HIGHWAY, SAN DIEGO CA 92110-3127.
RELEASE OF COMSEC INFORMATION IS NOT AUTHORIZED
RELEASE OF NATO MATERIAL IS NOT AUTHORIZED.

13.	SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)
CLASSIFICATION GUIDES:
MULTIFUNCTIONAL INFORMATION DISTRIBUTION SYSTEM (MIDS) PROGRAM SECURITY INSTRUCTION (PSI) REVISION A, DATED OCTOBER 1 2004. UNITED STATES SECURITY AUTHORITY FOR NATO AFFAIRS MEMORANDUM, “HANDLING OF NATO RESTRICTED INFORMATION”, DATED 26 JULY 1988. THIS NATO DOCUMENT HAS BEEN APPROVED BY THE SSC PACIFIC CONTROL OFFICER (NCO) FOR THE PRIME CONTRACTOR ONLY. ANY ADDITIONAL NATO DOCUMENT MUST BE APPROVED BY THE NCO PRIOR TO RELEASE TO CONTRACTOR. ANY SUBCONTRACTOR MUST RECEIVE APPROVAL FROM THE NCO PRIOR TO RELEASE OF NATO MATERIAL JOINT TACTICAL RADIO SYSTEMS (JTRS) SCG DATED 23 OCTOBER 2001, PM TRACS, ATTN: SFAE-C3S-TRC-TMD, FT MONMOUTH, NJ.
SCG WILL BE PROVIDED UNDER SEPARATE COVER.
IF ADDITIONAL GUIDES ARE REQUIRED A REVISED DD254 WILL BE ISSUED.
ACCESS REQUIREMENTS: (CONTINUED ON PAGES 3 AND 4)
VISIT REQUEST TO OTHER THAN JPEO JTRS OR SPAWARSYSCOM WILL HAVE NEED-TO-KNOW CERTIFIED BY THE COR
NAME, CODE AND PHONE NUMBER OF THE CONTRACTING OFFICER: MS. MELISSA HAWKINS, CODE 2.1D2, (619) 524-5626.
CONTRACTING OFFICER’S REPRESENTATIVE (COR): MR. DAVID FELKER, JPEO JTRS10, (619) 524-1493, EMAIL:
DAVID.FELKER@NAVY.MIL.
ALL CLASSIFIED INFORMATION MUST BE MARKED IN ACCORDANCE WITH EXECUTIVE ORDER 12958-CLASSIFIED NATIONAL SECURITY INFORMATION, OF 17 APRIL 1995, AS AMENDED MARCH 2003 & CNO LTR N09N2/8U223000 DTD 7 JAN 08. NOTE: EXEMPTION CATEGORIES X1 THROUGH X8 DECLASSIFICATION MARKINGS ARE NO LONGER USED. YOUR DEFENCE SECURITY SERVICE (DSS) INDUSTRIAL SECURITY REPRESENTATIVE (IS REP) SHOULD BE CONTACTED FOR ASSISTANCE.
COPIES OF ALL SUBCONTRACT DD FORM 254S MUST BE PROVIDED TO THE DISTRIBUTION LISTED IN BLOCK 17.

14.	ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. ☒ YES ☐ NO

(If Yes, identify the partinent contractual clauses in the contract itself, or provide an appropriate statement that identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)
SPECIFIC ON-SITE SECURITY REQUIREMENTS ARE ATTACHED. FOR AUTHORIZED VISITS TO OTHER U.S. GOVERNMENT
      ACTIVITIES, THE CONTRACTOR MUST COMPLY WITH ALL ONSITE SECURITY REQUIREMENTS OF THE HOST COMMAND.
INFORMATION TECHNOLOGY (IT) SYSTEMS PERSONNEL SECURITY PROGRAM REQUIREMENTS ARE ATTACHED AND MUST BE
      PASSED TO SUBCONTRACTORS.
TEMPEST REQUIREMENTS QUESTIONNAIRE IS ATTACHED AND MAY BE PASSED TO SUBCONTRACTORS.
INTELLIGENCE REQUIREMENTS ARE ATTACHED.
FOUO REQUIREMENTS ARE ATTACHED.
OPSEC REQUIREMENTS ARE ATTACHED.

15.	INSPECTIONS. Elements of this contract are outside the inspection resposibility of the cognizant security office. ☐ YES ☒ NO
(If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

16. CERTIFICATION AND SIGNATURE. Security requirements started herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a. TYPED NAME OF CERTIFYING OFFICIAL	b. TITLE	c. TELEPHONE (Include Area Code)
VERNA F. MINARD	SECURITY’S CONTRACTING OFFICER’S	(619) 533-3005
VERNA, MINARD@NAVY.MIL	REPRESENTATIVE (COR)

d. ADDRESS (Include Zip Code)	17. REQUIRED DISTRIBUTION
COMMANDING OFFICER	☒ a. CONTRACTOR
SPAWAR SYSTEMS CENTER CODE 83310	☐ b. SUBCONTRACTOR
53560 HULL ST.	☒ c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRATOR
SAN DIEGO, CA 92152-5001	☒ d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION

e. SIGNATURE 20100224	☒ e. ADMINISTRATIVE CONTRACTING OFFICER CODE 024A-B MELISSA HAWKINS ☒ f. OTHERS AS NECESSARY CODES 83310, JPEO JTRS10 RICHARD JONES

DD FORM 254 (BACK), DEC 1989	(BACK)

VIASAT, INCORPORATED
SOLICITATION / CONTRACT NUMBER: N00039-10-R-0011 / N00039-10-D-0032

BLOCK 13 CONTINUED:	PAGE 3 OF 4
10.A FURTHER DISCLOSURE, TO INCLUDE SUBCONTRACTING, OF COMSEC INFORMATION BY A CONTRACTOR REQUIRES PRIOR APPROVAL OF THE JPEO JTRS10 COR. ACCESS TO ANY COMSEC INFORMATION REQUIRES SPECIAL BRIEFINGS AT THE CONTRACTOR FACILITY. ACCESS TO CLASSIFIED COMSEC INFORMATION REQUIRES A FINAL U.S. GOVERNMENT CLEARANCE AT THE APPROPRIATE LEVEL. USE OF COMSEC INFORMATION IS GOVERNED BY THE NSA INDUSTRIAL COMSEC MANUAL, NSA/CSS POLICY MANUAL 3-16. (ACCESS IS FOR COMSEC EQUPMENT AND SIPRNET.) CNO/NSA APPROVAL LETTER ATTACHED; THOUGH THE APPROVAL LETTER STATES BAE SYSTEMS. THE NSA INTERNAL PAPERWORK DID APPROVE THE BAE SYSTEMS ROCKWELL COLLINS DATA LINK SOLUTIONS UNDER CONTRACT NUMBER: N00039-00-D-2100 OF WHICH THIS IS FOLLOW-ON CONTRACT.)
10.E (2) PRIOR APPROVAL OF JPEO JTRS10 COR IS REQUIRED FOR SUBCONTRACTING.
10.G PRIOR APPROVAL OF THE SPAWAR SYSTEMS CENTER PACIFIC NATO CONTROL OFFICER (NCO)/ALTERNATE (CODE 83310,619-553-0437/4405/3005) IS REQUIRED BEFORE THE PRIME CONTRACTOR OR THE SUBCONTRACTING FACILITY CAN BE GRANTED ACCESS TO OR STORE NATO MATERIAL AT THEIR FACILITY NO EXCEPTIONS.
IN ACCORDANCE WITH THE OFFICE OF THE UNDER SECRETARY OF DEFENSE MEMORANDUM, DATED 5 DEC 2001, SUBJECT: FACILITATING NECESSARY ACCESS TO NATO CLASSIFIED INFORMATION FOR THE DURATION OF ENDURING FREEDOM, CONTRACTOR’S CAN BE BRIEFED INTO THE NATO PROGRAM IF THEY HOLD A CONFIDENTIAL CLEARANCE OR HIGHER HAVING AN INTERIM U.S. GOVERNMENT GRANTED CLEARANCE AT THE APPROPRIATE LEVEL AND SPECIAL BRIEFING. SUCH ACCESS REQUIRES ESTABLISHED NEED-TO-KNOW AND THE SPECIAL BRIEFING IS PROVIDED BY THE CONTRACTING COMPANY’S FACILITY SECURITY OFFICER. ATOMAL ACCESS STILL REQUIRES A FINAL CLEARANCE. NOTE: THIS DOES NOT MEAN THE CONTRACTOR IS GRANTED ACCESS TO NATO MATERIAL THEY WILL ONLY BE BRIEFED.
A CONTRACTOR CAN ONLY BE GRANTED ACCESS TO NATO MATERIAL AT SSC PACIFIC IF THERE IS AN ESTABLISHED REQUIREMENT TO PERFORM TASKS NOTED IN THE SOW/PWS/SOO, ACCESS MUST BE APPROVED BY THE COR/TOM/TR AND FINAL APPROVAL AUTHORIZED BY THE NCO/ALTERNATE NO EXCEPTIONS.
WHEN CONTRACTORS ARE REQUIRED TO USE THE SIPRNET THEY ARE REQUIRED TO BE BRIEFED AND GRANTED ACCESS TO NATO MATERIAL.
WHEN CONTRACTORS ARE WORKING IN A LABORATORY WHERE NATO MATERIAL IS PROCESSED AND STORED OR AN OFFICE WHERE NATO MATERIAL IS KEPT THEY NEED TO BE BRIEFED IN THE NATO PROGRAM.
NOTE: SPAWAR SYSTEM CENTER PACIFIC IS NOT CLEARED TO RECEIVE OR TRANSMIT NATO MATERIAL VIA SIPRNET NOR NIPRNET NO MATTER THE CLASSIFICATION LEVEL.
10.J TO OBTAIN FOR OFFICIAL USE ONLY (FOUO) GUIDANCE REFER TO THE DOD INFORMATION SECURITY PROGRAM REGULATION, DOD 5200.1-R, APPENDIX 3, LOCATED AT HTTP://WWW.DTIC.MIL/WHS/DIRECTIVES/CORRES/HTML/52001R.HTM; AND THE DOD INFORMATION SECURITY PROGRAM, DOD 5200.1-R, APPENDIX 3.
11.C ALL CLASSIFIED MATERIAL MUST BE MARKED IN ACCORDANCE WITH EXECUTIVE ORDER 13292 — CLASSIFIED NATIONAL INFORMATION; MARCH 2003 — AMENDMENT TO EXECUTIVE ORDER 12958 ALONG WITH CNO LTR N09N2/8U223000 DTD 7 JAN 08. NOTE: EXEMPTION CATEGORIES X1 THROUGH X8 DECLASSIFICATION MARKINGS ARE NO LONGER USED.
11.D THE CONTRACTOR SHALL POSSESS SUFFICIENT CLASSIFIED INFORMATION AND HARDWARE STORAGE TO SUPPORT THE REQUIREMENTS DEFINED UNDER THIS CONTRACT. STORAGE MUST BE GSA APPROVED.
11.F ACCESS TO CLASSIFIED U.S. GOVERNMENT INFORMATION MAY BE REQUIRED AT THE FOLLOWING OVERSEAS LOCATIONS: FRANCE, SPAIN, ITALY, AND GERMANY. ANTI-TERRORISM/FORCE PROTECTION BRIEFINGS ARE REQUIRED FOR ALL PERSONNEL PRIOR TO COMMENCEMENT OF FOREIGN TRAVEL. THE BRIEFING IS AVAILABLE ON HTTPS://IWEB.SPAWAR.NAVY.MIL/SERVICES/SECURITY/TRAINING/INDEX.HTML OR HTTP://WWW.SPAWAR.NAVY.MIL/SANDIEGO/SECURITY/FP-AT/FP-ATBRIEFINGS.HTM. THE FOLLOWING BRIEFING IS ALSO REQUIRED PRIOR TO OCONUS TRAVEL FOR ALL PERSONNEL (MILITARY, DOD CIVILIANS AND CONTRACTORS): LEVEL B CODE OF CONDUCT TRAINING IS NOT AVAILABLE ON THE INTRANET, CD VERSION CAN BE BORROWED AT THE SSC-SD POINT LOMA OFFICE OR THE SPAWAR OTC OFFICE; HOWEVER, CONTRACTORS MUST HAVE A CAC CARD TO ACCESS THE SITE FOR THIS TRAINING AT HTTPS://WWWA.NKO.NAVY.MIL/PORTAL/SPLASH/INDEX.JSP
NO FURTHER ENTRIES THIS PAGE

VIASAT, INCORPORATED
SOLICITATION/ CONTRACT NUMBER: N00039-10-R-0011 / N00039-10-D-0032

BLOCK 13 CONTINUED:	PAGE 4 OF 4
11.G THE CONTRACTOR IS AUTHORIZED THE USE OF DTIC REGARDING SPECIFIC CONTRACT RELATED INFORMATION AND WILL PREPARE AND PROCESS DD FORM 1540 IN ACCORDANCE WITH THE NISPOM, CHAPTER 11, SECTION 2. THE COR/TR WILL CERTIFY NEED-TO-KNOW TO DTIC.
11.J THE CONTRACTOR WILI ACCOMPLISH THE FOLLOWING MINIMUM REQUIREMENTS IN SUPPORT OF THE SPAWAR HQ OPERATIONS SECURITY (OPSEC) PROGRAM: THE CONTRACTOR SHALL DOCUMENT ITEMS OF CRITICAL INFORMATION APPLICABLE TO CONTRACTOR OPERATIONS INVOLVING INFORMATION ON OR RELATED TO THE PWS/SOO/SOW. CONTRACTOR IS RESPONSIBLE TO ADEQUATELY PROTECT GOVERNMENT DESIGNATED CRITICAL INFORMATION, AND TO DETERMINE AND PROTECT CRITICAL IN FORMATION GENERATED BY THE CONTRACTOR USING GUIDANCE AND MEETING REQUIREMENTS OUTLINED IN THE OPSEC ATTACHMENT. ALL OPSEC REQUIREMENTS MUST BE PASSED TO ALL SUBCONTRACTORS.
11.K JPEO JTRS10 HAS AUTHORIZED THE CONTRACTOR TO HAVE A DEFENSE COURIER SERVICE (DCS) ACCOUNT WITH PRIOR VALIDATION. THE CONTRACTOR SHALL MAKE ARRANGEMENTS TO USE THE SERVICES OF THE DCS FOR TRANSPORTATION OF QUALIFIED MATERIAL TO OBTAIN DCS GUIDANCE REFER TO THE DOD DIRECTIVE 5200.33, DEFENSE COURIER SERVICE LOCATED AT HTTP://WWW.DTIC.MIL/WHS/DIRECTIVES/HTML/520033.HTM.
11.L(1) CLASSIFIED AIS PROCESSING MUST BE PERFORMED ON AN APPROVED SYSTEM UNDER THE GUIDELINES OF THE NATIONAL INDUSTRIAL SECURITY PROGRAM OPERATING MANUAL (NISPOM) WITH DSS APPROVAL.
11.L(2) RECOMMENDED ELECTRONIC DATA TRANSFER FOR CLASSIFIED DATA IS VIA SIPRNET.
11.L(3) THE CONTRACTOR IS AUTHORIZED TO PROVIDE CLASSIFIED PROGRAM INFORMATION SUCH AS DOCUMENTATION, SOFTWARE AND HARDWARE TO OTHER AUTHORIZED CONTRACTORS AT THE FOLLOWING LOCATIONS:
BAE SYSTEMS/ROCKWELL COLLINS DATA LINK SOLUTIONS, LLC.
350 COLLINS ROAD NE
CEDAR RAPIDS, IA 52498
CAGE CODE: 081U3
CONTRACT NUMBER: N00039-10-D-0031
ROCKWELL COLLINS INC.
400 COLLINS ROAD NE
CEDAR RAPIDS, IA 52406
CAGE CODE: 13499
CONTRACT NUMBER: N00039-10-D-0031
BAE SYSTEMS INFORMATION & ELECTRONICS SYSTEMS INTEGRATION INC.
164 TOTOWA ROAD
WAYNE, NJ 07470
CAGE CODE: 0D0D0
CONTRACT NUMBER: N00039-10-D-0031
11.L(4) CONTRACTORS THAT HAVE BEEN AWARDED A CLASSIFIED CONTRACT MUST SUBMIT VISIT REQUESTS USING “ONLY” THE JOINT PERSONNEL ADJUDICATION SYSTEM (JPAS). ALL GOVERNMENT ACTIVITIES HAVE BEEN DIRECTED TO USE JPAS WHEN TRANSMITTING OR RECEIVING VALS. THEREFORE, CONTRACTORS WHO WORK ON CLASSIFIED CONTRACTS ARE REQUIRED TO HAVE ESTABLISHED AN ACCOUNT THROUGH JPAS FOR THEIR FACILITY. THIS DATABASE CONTAINS ALL U.S.CITIZENS WHO HAVE RECEIVED A CLEARANCE OF CONFIDENTIAL, SECRET AND/OR TOP SECRET. THE VISIT REQUEST CAN BE SUBMITTED FOR ONE YEAR. WHEN SUBMITTING VISIT REQUESTS TO SPAWAR SYSTEMS CENTER PACIFIC USE ITS SECURITY MANAGEMENT OFFICE (SMO) NUMBER (660015). THIS INFORMATION IS PROVIDED IN ACCORDANCE WITH GUIDANCE PROVIDED TO CONTRACTORS VIA THE DEFEMSE SECURITY SERVICE (DSS) WEBSITE
HTTPS://WWW.DSS.MIL/GW/SHOWBINARY/DSS/ABOUT DSS/PRESS ROOM/JPAS PROCEDURES FINAL.PDF (DSS GUIDANCE DATED 24 APRIL 2007, SUBJECT: PROCEDURES GOVERNING THE USE OF JPAS BY CLEARED CONTRACTORS.
FURTHER DISCLOSURE, TO INCLUDE SUBCONTRACTING, OF CLASSIFIED INFORMATION BY A CONTRACTOR BEYOND THAT GRANTED HEREIN REQUIRES PRIOR APPROVAL FROM THE COR.
NO FURTHER ENTRIES THIS PAGE

INFORMATION TECHNOLOGY (IT) SYSTEMS PERSONNEL SECURITY PROGRAM REQUIREMENTS
The U.S. Government conducts trustworthiness investigations of personnel who are assigned to positions that directly or indirectly affect the operation of unclassified IT resources and systems that process Department of Defense (DoD) information, to include For Official Use Only (FOUO) and other controlled unclassified information.
The United States Office of Personnel Management (OPM), Federal Investigations Processing Center (FIPC) process all requests for U.S. Government trustworthiness investigations. Requirements for these investigations are outlined in paragraph C3.6.15 and Appendix 10 of DoD 5200.2-R, available at http://www.dtic.mil/whs/directives/corres/html/52002r.htm. Personnel occupying an IT Position shall be designated as filling one of the IT Position Categories listed below. The contractor shall include all of these requirements in any subcontracts involving IT support. (Note: Terminology used in DoD 5200.2R references “ADP” vice “IT”. For purposes of this requirement, the terms ADP and IT are synonymous.)
The Program Manager (PM), Contracting Officer’s Representative (COR) or Technical Representative (TR) shall determine if they or the contractor shall assign the IT Position category to contractor personnel and inform the contractor of their determination. If it is decided the contractor shall make the assignment, the PM, COR, or TR must concur with the designation.
DoDD Directive 8500.1, Subject: Information Assurance (IA), paragraph 4.8 states “Access to all DoD information systems shall be based on a demonstrated need-to-know, and granted in accordance with applicable laws and DoD 5200.2R for background investigations, special access and IT position designations and requirements. An appropriate security clearance and non-disclosure agreement are also required for access to classified information in accordance with DoD 5200.1-R (reference (o)).” DoD 5200.2R and DoDD 5200.2 require all persons assigned to sensitive positions or assigned to sensitive duties be U.S. citizens. All persons assigned to IT-I and IT-II positions, as well as all persons with access to controlled unclassified information (without regard to degree of IT access) or performing other duties that are considered “sensitive” as defined in DoDD 5200.2 and DoD 5200.2R must be U.S. citizens. Furthermore, access by non-U.S. citizens to unclassified export controlled data will only be granted to persons pursuant to the export control laws of the U.S. The categories of controlled unclassified information are contained in Appendix 3 of DoD 5200.1R. These same restrictions apply to “Representatives of a Foreign Interest” as defined by DoD 5220.22-M (National Industrial Security Program Operating Manual, NISPOM).
Criteria For Designating Positions:
IT-I Position (Privileged)
•	Responsibility or the development and administration of Government computer security programs, and including direction and control of risk analysis an/or threat assessment.

•	Significant involvement in life-critical or mission-critical systems.

•	Responsibility for the preparation or approval of data for input into a system, which does not necessarily involve personal access to the system, but with relatively high risk for effecting grave damage or realizing significant personal gain.

•	Relatively high risk assignments associated with or directly involving the accounting, disbursement, or authorization for disbursement from systems of (1) dollar amounts of $10 million per year or greater, or (2) lesser amounts if the activities of the individual are not subject to technical review by higher authority in the IT-I category to ensure the integrity of the system.

•	Positions involving major responsibility for the direction, planning, design, testing, maintenance, operation, monitoring, and/or management of systems hardware and software.

•	Other positions as designated by Joint Program Executive Office Joint Tactical Radio Systems (JPEO JTRS) that involve relatively high risk for effecting grave damage or realizing significant personal gain.

Personnel whose duties meet the criteria for IT-I Position designation require a favorably adjudicated Single Scope Background Investigation (SSBI) or SSBI Periodic Reinvestigation (SSBI-PR). The SSBI or SSBI-PR shall be updated every 5 years by using the Electronic Questionnaire for Investigation Processing (eQIP) web based program (SF86 format).
IT-II Position (Limited Privileged)
Responsibility for systems design, operation, testing, maintenance, and/or monitoring that is carried out under technical review of higher authority in the IT-I category, includes but is not limited to:
•	Access to and/or processing of proprietary data, information requiring protection under the Privacy Act of 1974, and Government-developed privileged information involving the award of contracts;

•	Accounting, disbursement, or authorization for disbursement from systems of dollar amounts less than $10 million per year. Other positions are designated by JPEO JTRS that involve a degree of access to a system that creates a significant potential for damage or personal gain less than that in IT-I positions. Personnel whose duties meet the criteria for an IT-II Position require a favorably adjudicated National Agency Check (NAC).
IT-III Position (Non-Privileged)
•	All other positions involving Federal IT activities. Incumbent in this position has non-privileged access to one or more DoD information systems, application, or database to which they are authorized access. Personnel whose duties meet the criteria for an IT-III Position designation require a favorably adjudicated NAC.
Qualified Cleared Personnel Do NOT Require Trustworthiness Investigations:
If an employee is in a position that does not require a personnel security clearance, do not submit a request for clearance, simply submit the Public Trust Position Application, Standard Form (SF) 85P, for trustworthiness determination. If an employee has already been granted a personnel security clearance at the appropriate level without a break in service for more than 24 months, and in the case of IT-I Position has had a completed Personnel Security Investigation (a Single Scope Background Investigation-SSBI) less than 5 years old, you do not need to submit an additional investigation for the trustworthiness determination.
Procedures for submitting U.S. Government Trustworthiness investigations:
Only hard copy SF85Ps are acceptable by OPM-FIPC. The contractor will ensure personnel complete either the hard copy SF 85P or the online—fillable form of the SF85P. The SF85P is available from OPM at http://www.opm.gov.
The SF85P — request package, shall include:
•	A hard copy of the SF85P;

•	All pertinent signed release forms;

•	SF87 or FD258 Fingerprint Card or electronic fingerprint transmission
The company’s Facility Security Officer (FSO) is responsible for completing the following items located on the top portion of the SF85P: 1) Clearly indicate for item “A” if the Trustworthiness Investigation is for an 08B (IT-II position) or an 02B (IT-III position); 2) item “B” Extra Coverage enter R, this will allow the Government to request for the finger print data quickly so that a Common Access Card (CAC) can be processed if needed. 3) item “C” is for the Sensitivity/Risk Level enter either 1 (low risk positions), 5 (moderate risk positions), or 6 (high risk positions); 4) item “D” for Computer/ADP (IT) enter I, II, or III; 5) item “E” for the Nature of Action Code enter CON; 6) item “I” must contain the name of the position and the contract number; 7) item “J” SON enter 4219; 8) item “K” place and X by “None”; 9) item “L” SOI enter NV00; 10) item “M” place and

2

X by “None”; 11) item “N” type DOD-NAVY; 12) item “O” Accounting-Data and/or Agency Case Number enter contracting facility’s Cage Code; and 13) item “P” Company representatives/FSO are NOT to sign the SF85P, you must leave this blank.
The company shall review the SF85P for completeness and use SECNAV M-5510.30, Appendix G available at https://doni.daps.dla.mil/secnavmanuals.aspx to determine if any adverse information is present. Additional guidance for requesting investigations from OPM is found at http://www.opm.gov. Completed SF85P packages will be mailed “in care of” to: Commanding Officer, Space and Naval Warfare Systems Center Pacific, Code 83310 (SF85P), 53560 Hull Street, San Diego, CA 92152-5001. Note: All forms must be signed by the individual within 60 days of the date of submission. Submitted forms, which are not received within these 60 days, will be delayed or returned. If no change has occurred, forms must be re-dated and initialed by the Subject/employee. If the SF85P is submitted with missing information or adverse information is found, the form(s) will be returned to the company/FSO to revised and resubmit.
The Office of the Chief Naval Operations has provided the following guidance in their letter Ser N09N2/8U223257 dated 9 October 2008 which states in paragraph 2 that the “contractor fitness determinations made by the DON CAF will be maintained in the Joint Personnel Adjudication System (JPAS). Favorable fitness determinations will support public trust positions only and not national security eligibility. If no issues are discovered, according to respective guidelines a “Favorable Determination” will be populated in JPAS and will be reciprocal within DoN. If issues are discovered, the DoN CAF will place a “No Determination Made” in the JPAS and forward the investigation to the submitting office for the commander’s final determination.”
For Trustworthiness Investigations that have been returned to Space and Naval Warfare Systems Center Pacific Security Office with a “No Determination Made” decision, your company will be notified in writing. If an individual received a negative trustworthiness determination, they will be immediately removed from their position of trust, the contractor will follow the same employee termination processing above, and they will replace any individual who has received a negative trustworthiness determination.
If you require additional assistance for SF85P or related concerns, you may send email to SPAWARSYSCEN PAC at SF85P@spawar.navy.mil.
Visit Authorization Letters (VALs) for Qualified Employees:
Contractors that have been awarded a classified contract must submit visit requests using “only” the Joint Personnel Adjudication System (JPAS). All government activities have been directed to use JPAS when transmitting or receiving VALS. Therefore, contractors who work on classified contracts are required to have established an account through JPAS for their facility. This database contains all U.S. citizens who have received a clearance of Confidential, Secret, and/or Top Secret. The visit request can be submitted for one year. When submitting visit requests to Space and Naval Warfare Systems Center Pacific use its Security Management Office (SMO) number (660015). This information is provided in accordance with guidance provided to contractors via the Defense Security Service (DSS) website https://www.dss.mil/portal/showbinary/bea%20repository/new dss internet/about dss/press room/jpas procedures final.pdf (DSS guidance dated 24 April 2007, subject Procedures Governing The Use Of JPAS By Cleared Contractors).
Employment Terminations:
The contractor shall:
•	Immediately notify the COR or TR of the employee’s termination.

•	Fax a termination VAL to Code 83320 at (619) 553-6169.

•	Return any badge and decal to Code 83320.

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SPECIFIC ON-SITE SECURITY REQUIREMENTS
I.	GENERAL.
a.	Contractor Performance. In performance of this Contract the following security services and procedures are incorporated as an attachment to the DD 254. The Contractor will conform to the requirements of DoD 5220.22-M, Department of Defense National Industrial Security Program, Operating Manual (NISPOM). When visiting the Joint Program Executive Office, Joint Tactical Radio System Command (JPEO JTRS) at Old Town Campus (OTC) the Contractor will comply with the security directives used regarding the protection of classified and controlled unclassified information, SECNAVINST 5510.36 (series), SECNAVINST 5510.30 (series), and NRADINST 5720.1(series). Both of the SECNAV instructions are available online at http://neds.nebt.daps.mil/directives/table52.html. A copy of NRADINST 5720.1 will be provided upon receipt of a written request from the Contractor’s Facility Security Officer (FSO) to the SPAWAR Systems Command Security’s Contracting Officer’s Representative (COR), Code 83310. If the Contractor establishes a cleared facility or Defense Security Service (DSS) approved off-site location from SPAWAR SYSCOM, the security provisions of the NISPOM will be followed within this cleared facility.

b.	Security Supervision. Space and Naval Warfare Systems Center Pacific (SSC Pacific) will exercise security supervision over all contractors visiting JPEO JTRS and will provide security support to the Contractor as noted below. The Contractor will identify, in writing to Security’s COR, an on-site Point of Contact to interface with Security’s COR.
II.	HANDLING CLASSIFIED MATERIAL OR INFORMATION.
a.	Control and Safeguarding. Contractor personnel located at JPEO JTRS are responsible for the control and safeguarding of all classified material in their possession. All contractor personnel will be briefed by their FSO on their individual responsibilities to safeguard classified material. In addition, all contractor personnel are invited to attend SSC Pacific conducted Security Briefings, available at this time by appointment only. In the event of possible or actual loss or compromise of classified material, the on-site Contractor will immediately report the incident to SSC Pacific’s Code 83310, telephone (619) 553-3005, as well as the Contractor’s FSO. A Code 83310 representative will investigate the circumstances, determine culpability where possible, and report results of the inquiry to the FSO and the Cognizant DSS Field Office. On-site contractor personnel will promptly correct any deficient security conditions identified by a SSC Pacific Security representative.

b.	Storage.
1.	Classified material may be stored in containers authorized by SSC Pacific’s Physical Security Branch, Code 83320 for the storage of that level of classified material. Classified material may also be stored in Contractor owned containers brought on board JPEO JTRS with Code 83320’s written permission. Areas located within cleared contractor facilities on board JPEO JTRS will be approved by DSS.

2.	The use of Open Storage areas must be pre-approved in writing by Code 83320 for the open storage, or processing, of classified material. Specific supplemental security controls for open storage areas, when required, will be provided by SSC Pacific, Code 83320.
c.	Transmission of Classified Material.
1.	All classified material transmitted by mail for use by long term visitors will be addressed as follows:

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(a)	TOP SECRET, Non-Sensitive Compartmented Information (non-SCl) material using the Defense Courier Service: SSC Pacific: 271582-SN00, SSC Pacific.

(b)	CONFIDENTIAL and SECRET material transmitted by FedEx, USPS Registered, Express mail will be addressed to COMMANDER, SPACE & NAVAL WARFARE SYSTEMS COMMAND, 4301 PACIFIC HWY, SAN DIEGO CA 92110-3127. The inner envelope will be addressed to the attention of the Contracting Officer’s Representative (COR) or applicable Technical Representative (TR) for this contract, to include their code number.
2.	All SECRET material hand carried to JPEO JTRS by contractor personnel must be delivered to the Classified Material Control Center (CMCC), Code 83430, building 33, room 1305, for processing.

3.	All CONFIDENTIAL material hand carried to JPEO JTRS by contractor personnel that is intended to remain at JPEO JTRS shall be provided to the designated recipient or proper cleared JPEO JTRS employee.

4.	All JPEO JTRS classified material transmitted by contractor personnel from JPEO JTRS will be sent via the JPEO JTRS Technical COR or TR for this contract.

5.	The sole exception to the above is items categorized as a Data Deliverable. All contract Data Deliverables will be sent directly to the Technical COR or TR and a notification of deliverables without attachments will be sent to the cognizant PCO, unless otherwise stated in the contract.
III.	INFORMATION SYSTEMS (IS) Security. Contractors using ISs, networks, or computer resources to process classified, sensitive unclassified and/or unclassified information will comply with the provisions of SECNAVINST 5239.3 (series) and local policies and procedures. Contractor personnel must ensure that systems they use at JPEO JTRS have been granted a formal letter of approval to operate by contacting their Information Assurance Office.

IV.	VISITOR CONTROL PROCEDURES.

Title 18 USC 701 provides for criminal sanctions including fine or imprisonment for anyone in possession of a badge who is not entitled to have possession. Sec. 701. Official badges, identification cards, other insignia. Whoever manufactures, sells, or possesses any badge, identification card, or other insignia, of the design prescribed by the head of any department or agency of the United States for use by any officer or employee thereof, or any colorable imitation thereof, or photographs, prints, or in any other manner makes or executes any engraving, photograph, print, or impression in the likeness of any such badge, identification card, or other insignia, or any colorable imitation thereof, except as authorized under regulations made pursuant to law, shall be fined under this title or imprisoned not more than six months, or both.
a.	Contractor personnel assigned to JPEO JTRS will be considered long-term visitors for the purpose of this contract.

b.	Contractors that have been awarded a classified contract must submit visit requests using “only” the Joint Personnel Adjudication System (JPAS). All government activities have been directed to use JPAS when transmitting or receiving VALs. Therefore, contractors who work on classified contracts are required to have established an account through JPAS for their facility. This database contains all U.S. citizens who have received a clearance of Confidential, Secret, and/or Top Secret. The visit request can be submitted for one year. When submitting visit requests to SPAWAR Systems Center Pacific use its Security Management Office (SMO) number (660015). This information is provided in accordance with guidance provided to contractors via the Defense Security Service (DSS) website
https://www.dss.mil/portal/ShowBinary/BEA%20Repository/new dss internet/about dss/press room/jpas. proced ures final.pdf (DSS guidance dated 24 April 2007, subject: Procedures Governing the Use of JPAS by Cleared Contractors).

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c.	For visitors to receive a SPAWAR Systems Center Pacific badge their Government point of contact must approve their visit request and the visitor must present government issued photo identification.

d.	Visit requests for long-term visitors must be received at least one week prior to the expected arrival of the visitor to ensure necessary processing of the request.

e.	Code 83320 will issue temporary identification badges to Contractor personnel following receipt of a valid VAL from the Contractor’s FSO. The responsible SPAWARCOM COR will request issuance of picture badges to contractor personnel. Identification badges are the property of the U.S. Government, will be worn in plain sight, and used for official business only. Unauthorized use of an SSC Pacific badge will be reported to the DSS.

f.	Prior to the termination of a Contractor employee with a SSC Pacific badge or active VAL on file the FSO must:
1.	Notify in writing Code 83320, the COR, Security’s COR, and the laboratory managers of any laboratories into which the employee had been granted unescorted access of the termination and effective date. In emergencies, a facsimile may be sent or a telephone notification may be used. The telephone notification, however, must be followed up in writing within five working days.

2.	Immediately confiscate any SSC Pacific issued identification badge, (to include Common Access Card (CAC) and OP Form 55 card, if issued), and vehicle decals and return them to Code 83320 no later than five working days after the effective date of the termination.
g.	Common Access Card (CAC),
1.	VAL must be on file, form completed and signed, approved by the contractor’s COR, and sent to the Badge and Pass Office, Code 83320.
V.	INSPECTIONS. Code 83310 personnel may conduct periodic inspections of the security practices of the on-site Contractor. All contractor personnel will cooperate with Code 83351 representatives during these inspections. A report of the inspection will be forwarded to the Contractor’s employing facility, Security’s COR and Technical COR. The Contractor must be responsive to the Code 83310 representative’s findings.

VI.	REPORTS. As required by the NISPOM, Chapter 1, Section 3, contractors are required to report certain events that have an impact on the status of the facility clearance (FCL), the status of an employee’s personnel clearance (PCL), the proper safeguarding of classified information, or an indication classified information has been lost or compromised.
a.	The Contractor will ensure that certain information pertaining to assigned contractor personnel or operations is reported to Security’s COR, Code 83310. If further investigation is warranted it will be conducted by Code 83310. This reporting will include the following:
1.	The denial, suspension, or revocation of security clearance of any assigned personnel;

2.	Any adverse information on an assigned employee’s continued suitability for continued access to classified access;

3.	Any instance of loss or compromise, or suspected loss or compromise, of classified information;

4.	Actual, probable or possible espionage, sabotage, or subversive information; or

5.	Any other circumstances of a security nature that would effect the contractor’s operation on board

6

JPEO JTRS.

b.	In addition to the NISPOM reporting requirements, any conviction and/or violation of the Foreign Corrupt Practices Act, or any other violation of the International Traffic in Arms Regulations (ITAR) shall immediately be reported to the Designated Disclosure Authority (DDA), COR/TR/PM and Contracting Officer.
VII.	PHYSICAL SECURITY.
a.	SSC Pacific will provide appropriate response to emergencies occurring onboard this command. The Contractor will comply with all emergency rules and procedures established for SSC Pacific.

b.	A roving Contract Security Guard patrol will be provided by SSC Pacific. Such coverage will consist of, but not be limited to, physical checks of the window or door access points, classified containers, and improperly secured documents or spaces. Specific questions or concerns should be addressed to Code 83320.

c.	All personnel aboard SSC Pacific property are subject to random inspections of their vehicles and personal items. Consent to these inspections is given when personnel accept either a badge or a vehicle pass/decal permitting entrance to this command.

d.	Information about parking restrictions may be found on the Security web site at https://iweb.spawar.navy.mil/services/security/html/Parking.html.
VIII.	COR RESPONSIBILITIES.
a.	Review requests by cleared contractors for retention of classified information beyond a two-year period and advise the contractor of disposition instructions and/or submit a Final DD 254 to Security’s COR.

b.	In conjunction with the appropriate transportation element, coordinates a suitable method of shipment for classified material when required.

c.	Certify and approve Registration For Scientific and Technical Information Services requests (DD 1540) (DTIC).

d.	Ensure timely notice of contract award is given to host commands when contractor performance is required at other locations.

e.	Certify need-to-know on visit requests and conference registration forms.
IX.	SPECIAL CONSIDERATIONS FOR ON-SITE CLEARED FACILITIES.

Any cleared contractor facility on board JPEO JTRS will be used strictly for official business associated with this contract. No other work may be performed aboard this facility. Additional JPEO JTRS contracts may be performed in this cleared facility, but only on a case-by-case basis. The COR, Security’s COR, and Contracting Officer must all be in agreement that this particular arrangement best suits the needs of the Government. At the end of this contract the on-site facility must be vacated, with proper written notification being submitted to the DSS and Security’s COR.

X.	ITEMS PROHIBITED ABOARD JPEO JTRS AND SSC PACIFIC.

The following items are prohibited within any JPEO JTRS & SSC Pacific controlled areas, with the exception of personnel authorized to possess weapons in the performance of required duties. Also, note exceptions for alcohol possession and consumption on board SSC Pacific property.

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WEAPONS
1.	Ammunition

2.	Fireworks

3.	Molotov Cocktail

4.	Pipe Bomb

5.	Black Jack

6.	Slingshots

7.	Billy/Sand Club

8.	Nunchakus

9.	Sand Bag: Partially filled with sand and swung like a mace

10.	Metal (Brass) Knuckle

11.	Dirk or Dagger

12.	Switch Blade or Butterfly Knife

13.	Knife with a blade (cutting edge) longer than 4 inches

14.	Razor with Unguarded blade.

15.	Pipe, Bar or Mallet to be used as a club.

16.	Compressed Air or Spring Fired Pellet/BB gun

17.	Tear Gas/Pepper Spray Weapon

18.	Pistol, Revolver, Rifle, Shotgun or any other Firearm

19.	Bows, Crossbows or Arrows

20.	Bowie Style Hunting Knife

21.	Any weapon prohibited by State law

22.	Any object similar to the aforementioned items

23.	Any offensive or defensive weapons not described above, but likely to cause injury (i.e., Stun Gun, Blow Gun).

24.	Any abrasive, caustic, acid, chemical agent or similar substance, with which to inflict property damage or personal injury

25.	Combination Tools with Knife Blades Longer Than 4 inches (i.e., Gerber, Leatherman, etc.)
Military personnel aboard JPEO JTRS and SSC Pacific controlled areas not authorized to possess a firearm, as part of prescribed military duties will be apprehended if found in possession. Civilians in unauthorized possession of a firearm will be detained while civilian authorities are notified.

CONTROLLED SUBSTANCES

The unauthorized possession or use of controlled substances defined as marijuana, narcotics, hallucinogens, psychedelics, or other controlled substances included in Schedule I, II, III, IV, or V established by Section 202 of the Comprehensive Drug Abuse Prevention and Control Act of 1970 (84 Stat. 1236) is prohibited.

CONTRABAND

Contraband defined as all equipment, products and materials of any kind which are used, intended for use, or designed, for use in injecting, ingesting, inhaling, or otherwise introducing into the human body, marijuana or other controlled substances, in violation of law. This includes: hypodermic syringes, needles, and other objects to inject controlled substances in the body or objects to ingest, inhale or otherwise introduce marijuana, cocaine or hashish oil into the body is prohibited.

ALCOHOL

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All JPEO JTRS, tenant command and other government employees, as well as support contractors and authorized visitors may bring unopened containers of alcohol on board the Center if it remains in their private vehicles except where expressly authorized for an approved event. Alcohol beverages will be consumed only at designated facilities for which written permission by the Commanding Officer is granted.

Personnel desiring to hold a social function and serve alcohol, should send a memo (hard copy) to the Commanding Officer, via the appropriate division head, the Director of Security, and the Public Affairs Officer. The Public Affairs Officer will approve or disapprove the facility use request based on availability and general use policy. If facility use is approved, the Public Affairs Officer will forward the memo to the Commanding Officer for approval/disapproval.

COUNTERFEIT CURRENCY

Counterfeit currency defined as any copy, photo, or other Likeness of any U.S. currency, either past or present, not authorized by the U.S. Treasury Department is prohibited.

XI.	ESCORTING POLICY.
a.	All personnel within JPEO JTRS and SSC Pacific’s fenced perimeters, with the exception of emergency personnel such as fire, ambulance, or hazardous material response personnel responding to an actual emergency, must wear an SSC Pacific issued badge. Only U.S. citizens and U.S. Permanent Residents (former immigrant aliens) may be escorted under this policy. ALL JPEO JTRS FOREIGN NATIONAL VISITORS MUST BE PROCESSED THROUGH THE SPAWAR FOREIGN VISITS COORDINATOR OFFICE, 8335. Contact phone number, (858) 537-8884.

b.	All pictured badged JPEO JTRS and tenant command employees, as well as those contractors and other government employees who have an “E” on their picture badge may escort visitors wearing a red escort-required badge.
XIII.	CELLULAR PHONE USAGE.
a.	Cellular phone use is prohibited in all secure spaces, i.e. Open Storage areas, classified laboratories.

b.	Vehicle operators on DoD installations and operators of Government vehicles shall not use cellular phones, unless the vehicle is safely parked or unless they are using a hands-free device, and are also prohibited from wearing of any other portable headphones, earphones, or other listening devices while operating a motor vehicle.

c.	The use of cellular phones, portable headphones, earphones, or other listening devices while jogging, walking bicycling, or skating on roads and streets on Navy installations is prohibited except for use on designated bicycle and running paths and sidewalks.

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CONTRACTOR REQUIREMENTS FOR ACCESS TO INTELLIGENCE INFORMAT1ON
1. intelligence material and information, either furnished by the user agency or generated under the contract performance, will not be:
a.	Reproduced without prior approval of the originator of the material. All Intelligence material shall bear a prohibition against reproduction while in your custody; or

b.	Released to foreign nationals or immigrant aliens who you may employ, regardless of their security clearance or access authorization, except with the specific permission of the Office of Naval Intelligence (ON1-5), via Security’s Contracting Officer’s Representative (COR); or

c.	Released to any activity or person of the contractor’s organization not directly engaged in providing services under the contract or to another contractor (including subcontractors), government agency, private individual, or organization without prior approval of the originator of the material, and prior approval and certification of need-to- know by the designated project manager/contract sponsor.
2. Intelligence material does not become the property of the contractor and may be withdrawn at any time. Upon expiration of the contract, all intelligence released and any material using data from the Intelligence must be returned to the COR or authorized representative for final disposition. The contractor shall maintain such records as will permit them to furnish, on demand, the names of individuals who have access to intelligence material In their custody.
3. Access to intelligence data will only be through cognizant government program managers/project engineers. Independent access is not inferred or intended.
4. Classified intelligence, even though it bears no control markings, will not be released in any form to foreign nationals or immigrant aliens (including u.s. government employed, utilized or integrated foreign nationals and immigrant aliens) without permission of the originator.
5. You will maintain records that will permit you to furnish, on demand, the names of individuals who have access to Intelligence material in your custody.

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TEMPEST REQUIREMENTS QUESTIONNAIRE (TRQ)
FOR CONTRACTOR FACILITIES
1. This TRQ must be completed and sent to the contracting authority and the Certified TEMPEST Technical Authority (CTTA) within 30 days after contract award for all contracts where classified National Security Information (NSI) will be processed and the requirements of item 13 of the DD 254 have been met.
2. The prime contractor cannot pass TEMPEST requirements to subcontractors. Subcontractors must submit a Contractor TRQ prior to processing.
3. The TRQ is for information collection only. It is not a directive or an implied requirement, nor is it an encouragement to procure TEMPEST equipment or any type of shielding for use on this contract. DO NOT initiate any changes to equipment of facilities for TEMPEST unless it has been recommended by the CTTA and specifically directed by the contracting authority.
4. The contracting authority will not issue any directives concerning TEMPEST until after the contractor submitted TRQ has been evaluated by the CTTA and resulting recommendations received. To fully evaluate the TRQ, the CTTA may request additional information concerning the facility, its physical control, the equipment which will be used to process NSI, etc.
5. The contractor shall ensure compliance with any TEMPEST countermeasure(s) specifically directed in writing by the contracting authority.
6. Please provide the information requested in paragraphs 7 through 20 and return to the CTTA at;
Commanding Officer
SSC Atlantic
Code 723
PO Box 190022
North Charleston, SC 29419-9022
7. Provide the name, address, position title and phone number (at the facility where classified processing will occur) of a point of contact who is knowledgeable of the processing requirements, the types of equipment to be used, and the physical layout of the facility.
8. Provide the specific geographical location, address, and zip code, where classified processing will be performed.
9. What are the classification level(s) of material to be processed/handled by electronic or electromechanical information system(s) and what percentage is processed at each level?
10. What special categories of classified information are processed?
11. Is there a direct connection (wireline or fiber) to a Radio Frequency (RF) (transmitters) located either locally or at a remote site?
12. Are there any RF transmitters located within 6 meters of the system processing NSI or the system’s RED signal lines?
13. Describe how access is controlled to your facility including the building, compound, plant, property, and/or parking lots. Where are visitor’s first challenged/identified? include controls such as alarms, guards, patrols, fences, and warning signs. Provide a simple block diagram of the equipment, the facility, and the surrounding areas. The diagram(s) should extend out to the nearest uncontrolled area on each side of the facility, such as a military base perimeter, plant property line, commercial building or residential area.

11

14. Are there other tenants in the building who are not U.S. department/agents?
15. Are there any known foreign business or government offices in adjacent buildings?
16. Provide the make and model number of all equipment used to process, transfer, or store classified information, include computers, peripherals, network hardware, multiplexors, modems, encryption devices (COMSEC), etc.
17. Have on-site TEMPEST tests been conducted on any of these equipment(s)? If so, which ones? When was the test(s) conducted? Who conducted the test(s)? Have all deficiencies (if any) been resolved?
18. Has a TEMPEST Facility Zoning test been conducted? If so, who conducted the testing and when?
19. Is this company foreign-owned or controlled? If so, what is the country?
20. Provide the contract number, identify the sponsoring command, point of contact or Contracting Officer’s Representative, and their telephone number.

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FOR OFFICIAL USE ONLY (FOUO) INFORMATION
1. The For Official Use Only (FOUO) marking is assigned to information at the time of its creation. It isn’t authorized as a substitute for a security classification marking but is used on official government information that may be withheld from the public under exemptions 2 through 9 of the Freedom of information Act (FOIA).
2. Use of FOUO markings doesn’t mean that the information can’t be released to the public, only that it must be reviewed by Joint Program Executive Office Joint Tactical Radio Systems (JPEO JTRS) prior to its release to determine whether a significant and legitimate government purpose is served by withholding the information or portions of it.
3. An UNCLASSIFIED document containing FOUO information will be marked “FOR OFFICIAL USE ONLY” on the bottom face and interior pages.
4. Classified documents containing FOUO do not require any markings on the face of the document; however, the interior pages containing only FOUO information shall be marked top and bottom center with “FOR OFFICIAL USE ONLY.” Mark only unclassified portions containing FOUO with “(FOUO)” immediately before the portion.
5. Any FOUO information released to you by JPEO JTRS is required to be marked with the following statement prior to transfer:
     THIS DOCUMENT CONTAINS INFORMATION EXEMPT FROM MANDATORY DISCLOSURE UNDER THE FOIA. EXEMPTION(S)           APPLY.
6. Removal of the FOUO marking can only be accomplished by the originator or other competent authority. DO NOT REMOVE ANY FOUO MARKING WITHOUT WRITTEN AUTHORIZATION FROM JPEO JTRS OR THE AUTHOR. When the FOUO status is terminated you will be notified.
7. You may disseminate FOUO information to your employees and subcontractors who have a need for the information in connection with this contract.
8. During working hours, reasonable steps should be taken to minimize risk of access by unauthorized personnel. FOUO information shall be placed in an out-of-sight location if the work area is accessible to persons who do not have a need for the information. During nonworking hours, the information shall be stored in locked desks, file cabinets, bookcases, locked rooms, or similar items.
9. FOUO information may be transmitted via first-class mail, parcel post, fourth-class mail for bulk shipments only.
10. When no longer needed, FOUO information may be disposed by tearing each copy into pieces to preclude reconstructing, and placing if in a regular trash, or recycle, container or in the uncontrolled burn.
11. Unauthorized disclosure of FOUO information doesn’t constitute a security violation but the releasing agency should be informed of any unauthorized disclosure. The unauthorized disclosure of FOUO information protected by the Privacy Act may result in criminal sanctions.
12. Electronic transmission of FOUO information (voice, data, or facsimile) should be by approved secure communications systems whenever practical.

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FOR OFFICIAL USE ONLY (FOUO)
OPERATIONS SECURITY REQUIREMENTS
All work is to be performed in accordance with DoD and Navy Operations Security (OPSEC) requirements, per the following applicable documents:

• National Security Decision Directive 298
• DOD 5205.02
• OPNAVINST 3432.1
• SPAWARINST 3432.1
• National Operations Security Program (NSDD) 298
• DOD Operations Security (OPSEC) Program
• DON Operations Security
• Operations Security Policy
The contractor will accomplish the following minimum requirements in support of Space and Naval Warfare Systems Command (SPAWAR) Operations Security (OPSEC) Program:
•	The contractor will practice OPSEC and implement OPSEC countermeasures to protect DOD Critical Information. Items of Critical Information are those facts, which individually, or in the aggregate, reveal sensitive details about SPAWAR or the contractor’s security or operations related to the support or performance of this SOW, and thus require a level of protection from adversarial collection or exploitation not normally afforded to unclassified information.

•	Contractor must protect Critical Information and other sensitive unclassified information and activities, especially those activities or information which could compromise classified information or operations, or degrade the planning and execution of military operations performed or supported by the contractor in support of the mission. Protection of Critical Information will include the adherence to and execution of countermeasures which the contractor is notified by or provided by SPAWAR, for Critical information on or related to the SOW.

•	Sensitive unclassified information is that information marked FOR OFFICIAL USE ONLY (or FOUO), Privacy Act of 1974, COMPANY PROPRIETARY, and also information as identified by SPAWAR or the SPAWAR Security COR.

•	SPAWAR has identified the following items as Critical Information that may be related to this SOW:
•	Known or probable vulnerabilities to any U.S. system and their direct support systems.

•	Details of capabilities or limitations of any U.S. system that reveal or could reveal known or probable vulnerabilities of any U.S. system and their direct support systems.

•	Details of information about military operations, missions and exercises.

•	Details of U.S. systems supporting combat operations (numbers of systems deployed, deployment timelines, locations, effectiveness, unique capabilities, etc.).

•	Operational characteristics for new or modified weapon systems (Probability of Kill (Pk), Countermeasures, Survivability, etc.).

•	Required performance characteristics of U.S. systems using leading edge or greater technology (new, modified or existing).

•	Telemetered or data-linked data or information from which operational characteristics can be inferred or derived.

•	Test or evaluation information pertaining to schedules of events during which Critical information might be captured. (advance greater than 3 days).

•	Details of SPAWAR/SSC Pacific unique Test or Evaluation capabilities (disclosure of unique capabilities).
FOR OFFICIAL USE ONLY (FOUO)

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FOR OFFICIAL USE ONLY (FOUO)
•	Existence and/or details of intrusions into or attacks against DoD Networks or Information Systems, including, but not limited to, tactics, techniques and procedures used, network vulnerabilities exploited, and data targeted for exploitation.

•	Network User ID’s and Passwords.

•	Counter-IED capabilities and characteristics, including success or failure rates, damage assessments, advancements to existing or new capabilities.

•	Vulnerabilities in Command processes, disclosure of which could allow someone to circumvent security, financial, personnel safety, or operations procedures.

•	Force Protection specific capabilities or response protocols (timelines/equipment/numbers of personnel/training received/etc.).

•	Command leadership and VIP agendas, reservations, plans/routes etc.

•	Detailed facility maps or installation overhead photography (photo with annotation of Command areas or greater resolution than commercially available).

•	Details of COOP, SPAWAR/SSC Pacific emergency evacuation procedures, or emergency recall procedures.

•	Government personnel information that would reveal force structure and readiness (such as recall rosters or deployment lists).

•	Compilations of information that directly disclose Command Critical Information.
•	The above Critical information and any that the contractor develops, regardless if in electronic or hardcopy form, must be protected by a minimum of the following countermeasures:
•	All emails containing Critical information must be DoD Public Key Infrastructure (PKI) signed and PKI encrypted when sent.

•	Critical Information may not be sent via unclassified fax.

•	Critical Information may not be discussed via non-secure phones.

•	Critical Information may not be provided to individuals that do not have a need to know it in order to complete their assigned duties.

•	Critical Information may not be disposed of in recycle bins or trash containers.

•	Critical Information may not be left unattended in uncontrolled areas.

•	Critical Information in general should be treated with the same care as FOUO or proprietary information.

•	Critical Information must be destroyed in the same manner as FOUO.

•	Critical information must be destroyed at contract termination or returned to the government at the government’s discretion.
•	The contractor shall document items of Critical Information that are applicable to contractor operations involving information on or related to the SOW. Such determinations of Critical Information will be completed using the DoD OPSEC 5 step process as described in National Security Decision Directive (NSDD) 298, “National Operations Security Program”.

•	OPSEC training must be Included as part of the contractors ongoing security awareness program conducted in accordance with Chapter 3, Section 1, of the NISPOM. NSDD 298, DoD 5205.02, “DOD Operations Security (OPSEC) Program”, and OPNAVINST 3432.1, “Operations Security” should be used to assist in creation or management of training curriculum.

•	If the contractor cannot resolve an issue concerning OPSEC they will contact the SPAWAR Security COR (who will consult with the SPAWAR/SSC Pacific OPSEC Manager).

•	All above requirements MUST be passed to all Sub-contractors.
FOR OFFICIAL USE ONLY (FOUO)

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ATTACHMENT I	10/22/09
Acceptance Test Requirements Matrix for LVT(1)
October 22, 2009

Contents:
Cover	1 page
Text	5 pages

ATTACHMENT I	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.4 (If Applicable)	TACAN-only state	T
3.2.1.1.1.2.19	Time slot operations	T
3.2.1.1.1.3.2.2	Normal mode	T
3.2.1.1.1.3.3.2	Normal range mode	T
3.2.1.1.1.3.6.1	Mode 1	T
3.2.1.1.1.3.7.1	Normal output power mode	T
3.2.1.1.1.3.7.2	Low output power mode	T
3.2.1.1.1.3.7.5	Medium output power mode	T
3.2.1.1.1.4.7	Loading of cryptovariables	T
3.2.1.1.1.4.8	Erasure of cryptovariables	T
3.2.1.1.1.4.8 c.		T
3.2.1.1.1.4.8 d.		T
3.2.1.1.1.5.2	Network time	T
3.2.1.1.1.5.3.1	NTR without external time reference	T
3.2.1.1.1.5.3.1 a.		T
3.2.1.1.1.5.3.1 b.		T
3.2.1.1.1.5.3.1 c.		T
3.2.1.1.1.5.3.1 d.		T
3.2.1.1.1.5.4.3	Initial network entry	T
3.2.1.1.1.5.5.1	General	T
3.2.1.1.1.5.5.2	Coarse synchronization	T
3.2.1.1.1.5.5.2 a.		T
3.2.1.1.1.5.5.2 b.		T
3.2.1.1.1.5.5.3	Fine synchronization	T
3.2.1.1.1.5.5.5.1	General	T
3.2.1.1.1.5.5.5.2	Type 2(0) RTT-A interrogation	T
3.2.1.1.1.5.5.5.4	RTT reply	T
3.2.1.1.1.5.5.5.4.a		T
3.2.1.1.1.5.5.5.4.b		T
3.2.1.1.1.5.5.6	TOA measurement, RTT interrogation	T
3.2.1.1.1.5.6.2	Terminal clock	T
3.2.1.1.1.5.6.4	Time-of-arrival measurement accuracy	T
3.2.1.1.1.5.6.7	Terminal chronometer	T
3.2.1.1.1.5.6.7 a		T
3.2.1.1.1.5.6.7 b		T
3.2.1.1.1.5.6.7 c		T
3.2.1.1.1.5.6.7 d		T
3.2.1.1.1.6.6	Terminal initialization data	T
3.2.1.1.1.15.2	Message construction	T
3.2.1.1.1.15.3.1	Terminal-generated messages	T
3.2.1.1.1.19.1	General	T

T:   Test
I:    Inspection

1

ATTACHMENT I	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.1.1.19.2	Adaptable parameters	T
3.2.1.1.1.19.2 e.		T
3.2.1.1.1.19.2 f.		T
3.2.1.1.1.19.5	Start-up	T
3.2.1.1.1.19.5 a.		T
3.2.1.1.1.19.7	Prime power interruption	T
3.2.1.1.1.20.2	Network information exchange	T
3.2.1.1.1.21	RF signal output capability	T
3.2.1.1.1.21.1	Antenna interface signal output	T
3.2.1.1.1.21.1 b.		T
3.2.1.1.1.21.1 b.1		T
3.2.1.1.1.21.1 b.3		T
3.2.1.1.1.21.1 b.5		T
3.2.1.1.1.21.1 c.		T
3.2.1.1.1.21.1 d.		T
3.2.1.1.1.21.1 e.		T
3.2.1.1.1.21.1.1	RF pulse spectrum	T
3.2.1.1.1.21.1.1 a.		T
3.2.1.1.1.21.1.1 b.		T
3.2.1.1.1.21.1.1 c.		T
3.2.1.1.1.21.1.2	Out-of-band emission characteristics	T
3.2.1.1.1.21.1.2 a.		T
3.2.1.1.1.22	TDMA transmission compatibility capability	T
3.2.1.1.1.22 f.		T
3.2.1.1.1.22.1.2	1030/1090 MHz emissions	T
3.2.1.1.1.22.1.2 a.		T
3.2.1.1.1.23	Reception performance capability and RF signal input capability	T
3.2.1.1.1.23.1	General	T
3.2.1.1.1.23.2	Dynamic range	T
3.2.1.1.1.24.2	Error rates	T
3.2.1.1.2 (If Applicable)	TACAN mode	T
3.2.1.1.2 b. (If Applicable)		T
3.2.1.1.2 c. (If Applicable)		T
3.2.1.1.2 d. (If Applicable)		T
3.2.1.1.2.1 (If Applicable)	Air-to-ground capability	T
3.2.1.1.2.1 a. (If Applicable)		T
3.2.1.1.2.1 b. (If Applicable)		T
3.2.1.1.2.1 c. (If Applicable)		T
3.2.1.1.2.1 c.1. (If Applicable)		T
3.2.1.1.2.1 c.2. (If Applicable)		T
3.2.1.1.2.1 c.4. (If Applicable)		T
3.2.1.1.2.1 c.6. (If Applicable)		T

T:   Test
I:    Inspection

2

ATTACHMENT I	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.1.2.1 c.7. (If Applicable)		T
3.2.1.1.2.1.1 (If Applicable)	Identification	T
3.2.1.1.2.1.1 a. (If Applicable)		T
3.2.1.1.2.2 (If Applicable)	Air-to-air capability	T
3.2.1.1.2.2 a. (If Applicable)		T
3.2.1.1.2.2 a.1. (If Applicable)		T
3.2.1.1.2.2 a.2. (If Applicable)		T
3.2.1.1.2.2 a.4. (If Applicable)		T
3.2.1.1.2.2 a.5. (If Applicable)		T
3.2.1.1.2.2 b. (If Applicable)		T
3.2.1.1.2.2 b.1. (If Applicable)		T
3.2.1.1.2.2 b.4. (If Applicable)		T
3.2.1.1.2.2 b.6. (If Applicable)		T
3.2.1.1.2.2 b.7. (If Applicable)		T
3.2.1.1.2.3.1 (If Applicable)	Transmission	T
3.2.1.1.2.5 (If Applicable)	TACAN-Host Information Exchange Capability	T
3.2.1.2.1	Terminal standby mode	T
3.2.1.2.1 a.		T
3.2.1.2.1.1	Data retention capability	T
3.2.1.2.1.2	Loading of cryptovariables capability	T
3.2.1.2.1.2 a.		T
3.2.1.2.1.2 b.		T
3.2.1.2.1.3	Cryptovariable erase capability	T
3.2.3.1 (If Applicable)	Data bus interface description	T
3.2.3.1 c.		T
3.2.3.1.1 (If Applicable)	General rules	T
3.2.3.1.1.3.7 (If Applicable)	TACAN control data	T
3.2.3.1.1.3.8	BIT initiate	T
3.2.3.1.1.3.9	TOMA NOGO	T
3.2.3.1.2 (If Applicable)	Avionics data bus interface	T
3.2.3.1.2.1	MIL-STD-1553B	T
3.2.3.1.2.3 (If Applicable)	PR EN 3910	T
3.2.3.1.3 (If Applicable)	X25 data bus interface	T
3.2.3.1.4 (If Applicable)	Ethernet interface	T
3.2.3.2	Suppression signal interface description	T
3.2.3.2.1 a.		T
3.2.3.2.1 b.		T
3.2.3.2.1 c.		T
3.2.3.2.1 e.		T
3.2.3.2.1 f.		T
3.2.3.2.1 g.		T
3.2.3.2.2 a.		T

T:   Test
I:    Inspection

3

ATTACHMENT I	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.3.2.2 b.		T
3.2.3.2.2 c.		T
3.2.3.3	Antenna interface description	I
3.2.3.3 c.		T
3.2.3.3 d.		T
3.2.3.6 (If Applicable)	TACAN interface description	T
3.2.3.6 a. (If Applicable)		T
3.2.3.6 c. (If Applicable)		T
3.2.3.7.1	Timing signal interface description — Mode 1	T
3.2.3.7.1.1	Time synchronization input interface	T
3.2.3.7.1.2	Time synchronization output interface	T
3.2.3.7.2	Timing signal interface description — Mode 2	T
3.2.3.7.2.1	Time synchronization and input interface	T
3.2.3.7.2.2	Time Synchronization and output interface	T
3.2.3.11	Platform mounting interface description	T
3.2.3.12 (If Applicable)	Voice interface description	T
3.2.3.12.1 (If Applicable)	2.4 kbps voice analog interface	T
3.2.3.12.2 (If Applicable)	16 kbps voice analog interface	T
3.2.3.12.3 (If Applicable)	Push-to-talk	T
3.2.3.13.1	SDU zeroize interface	T
3.2.3.13.2	Terminal power on interface	T
3.2.3.13.3	Terminal standby interface	T
3.2.3.14	Status Interface	T
3.2.3.14.1	Time slot synchronization	T
3.2.3.14.2	Reception detect	T
3.2.3.14.3	Output power level	T
3.2.3.14.5	Advanced slot notification interfaces.	T
3.2.3.14.7	Active receive indication interface.	T
3.2.3.14.8	IFF Emergency switch interface.	T
3.2.4	Physical characteristics	I
3.2.4.1	Protective coatings	I
3.2.4.2	Volume and form factor	I
3.2.4.2.2	Front connector configuration	I
3.2.4.3	Weight	I
3.2.4.4	Color	I
3.2.4.4 a.		I
3.2.4.4 b.		I
3.2.4.5	Mounting provisions	T
3.2.4.6	Electrical connector configuration	I
3.2.4.6 b.		I
3.2.5.2.6	Built-in-tests	T
3.2.5.2.6.1	Start-up BIT	T

T:   Test
I:    Inspection

4

ATTACHMENT I	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.5.2.6.2	Operational BIT	T
3.2.5.2.6.3	Manually initiated BIT	T
3.3.1.3	Environmental stress screening (ESS)	T
3.3.3 a.		I
3.3.3 b.		I
3.3.3 c.		I
3.3.3 d.		I
3.3.3 e.		I
3.3.3 f.		I
3.3.3 g.		I
3.3.4	Workmanship	I
3.3.4 a.		I
3.3.4 b.		I
3.3.4 c.		I

T:   Test
I:    Inspection

5

ATTACHMENT J	10/22/09
Acceptance Test Requirements Matrix for LVT(2)/(11)
October 22, 2009

Contents:
Cover	1 page
Text	4 pages

ATTACHMENT J	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Methods
3.2.1.1.1.2.10.1	General	T
3.2.1.1.1.2.12.1	General	T
3.2.1.1.1.2.12.2	Normal range waveform jitter	T
3.2.1.1.1.2.12.3	Extended range waveform jitter	T
3.2.1.1.1.2.13	Synchronization preamble reception	T
3.2.1.1.1.2.14	Forward error correction and error detection decoding	T
3.2.1.1.1.3.2.1	General	T
3.2.1.1.1.3.2.2	Normal mode	T
3.2.1.1.1.3.2.3	Polling mode	T
3.2.1.1.1.3.3.2	Normal range mode	T
3.2.1.1.1.3.6.1	Mode 1	T
3.2.1.1.1.3.7.1	Normal output power mode	T
3.2.1.1.1.3.7.5	Medium output power mode	T
3.2.1.1.1.4.7	Loading of cryptovariables	T
3.2.1.1.1.4.8 c.	Erasure of cryptovariables	T
3.2.1.1.1.5.2	Network time	T
3.2.1.1.1.5.3.1 c.		T
3.2.1.1.1.5.3.1 d.		T
3.2.1.1.1.5.4.1	Initial entry message transmission	T
3.2.1.1.1.5.4.3	Initial network entry	T
3.2.1.1.1.5.4.3 a.		T
3.2.1.1.1.5.4.3 d.		T
3.2.1.1.1.5.5.1	General	T
3.2.1.1.1.5.5.2	Coarse synchronization	T
3.2.1.1.1.5.5.2 a.		T
3.2.1.1.1.5.5.2 b.		T
3.2.1.1.1.5.5.2 c.2		T
3.2.1.1.1.5.5.2 c.3		T
3.2.1.1.1.5.5.3	Fine synchronization	T
3.2.1.1.1.5.5.3 a.		T
3.2.1.1.1.5.5.3 b.		T
3.2.1.1.1.5.5.3 c.		T
3.2.1.1.1.5.5.3 d.		T
3.2.1.1.1.5.5.5.1	General	T
3.2.1.1.1.5.5.5.2	Type 2(0) RTT-A interrogation	T
3.2.1.1.1.5.5.5.4.	RTT reply	T
3.2.1.1.1.5.5.5.4. a.		T
3.2.1.1.1.5.5.5.4. b.		T
3.2.1.1.1.5.5.6	TOA measurement, RTT interrogation	T
3.2.1.1.1.5.6.2	Terminal clock	T

T:	Test
I:	Inspection

1

ATTACHMENT J	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Methods
3.2.1.1.1.5.6.4	Time-of-arrival measurement accuracy	T
3.2.1.1.1.5.6.7	Terminal chronometer	T
3.2.1.1.1.5.6.7 a.		T
3.2.1.1.1.5.6.7 b.		T
3.2.1.1.1.5.6.7 d.		T
3.2.1.1.1.6.6	Terminal initialization data	T
3.2.1.1.1.6.7	Host control input	T
3.2.1.1.1.8.2.1.1	Time slot block allocation set initialization	T
3.2.1.1.1.8.2.1.2	Time slot block allocation set change	T
3.2.1.1.1.8.3.3.2	Initial entry PG	T
3.2.1.1.1.8.3.4	Validity checking	T
3.2.1.1.1.8.4.11	Initialization assignments	T
3.2.1.1.1.8.4.12	Host control inputs	T
3.2.1.1.1.8.5 a.		T
3.2.1.1.1.10.3	Host control inputs	T
3.2.1.1.1.19.1	General	T
3.2.1.1.1.19.2	Adaptable parameters	T
3.2.1.1.1.19.2 a.		T
3.2.1.1.1.19.2 b.		T
3.2.1.1.1.19.2 c.		T
3.2.1.1.1.19.2 e.		T
3.2.1.1.1.19.2 f.		T
3.2.1.1.1.19.5 a.		T
3.2.1.1.1.19.5 b.		T
3.2.1.1.1.19.7	Prime power interruption	T
3.2.1.1.1.19.8	Terminal configuration	T
3.2.1.1.1.20.1.2	Host-to-Terminal local information exchange	T
3.2.1.1.1.20.2	Network information exchange	T
3.2.1.1.1.20.2.1	Terminal-to-host message transfer	T
3.2.1.1.1.21.1 b.		T
3.2.1.1.1.21.1 b.1		T
3.2.1.1.1.21.1 b.5		T
3.2.1.1.1.21.1 d.		T
3.2.1.1.1.21.1.1	RF pulse spectrum	T
3.2.1.1.1.21.1.1 a.		T
3.2.1.1.1.21.1.1 c.		T
3.2.1.1.1.21.1.2 a.		T
3.2.1.1.1.22	TDMA transmission compatibility capability	T
3.2.1.1.1.22 a.		T
3.2.1.1.1.22 b.		T
3.2.1.1.1.22 c.		T
3.2.1.1.1.22 f.		T
3.2.1.1.1.22 h.		T

T:	Test
I:	Inspection

2

ATTACHMENT J	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Methods
3.2.1.1.1.22.1.2 a.		T
3.2.1.2.1	Terminal standby mode	T
3.2.1.2.1.2	Loading of cryptovariables capability	T
3.2.1.2.1.2 b.		T
3.2.1.2.1.3	Cryptovariable erase capability	T
3.2.1.5.1.2	Cryptovariable erase capability	T
3.2.1.6	Operational Mode	T
3.2.3.1.1.3.8	BIT initiate	T
3.2.3.3 c.		T
3.2.3.3 d.		T
3.2.3.3 e.		T
3.2.3.5	Support equipment interface description	T
3.2.3.12 (If Applicable)	Voice interface description	T
3.2.3.12.1 (If Applicable)	2.4 kbps voice analog interface	T
3.2.3.12.2 (If Applicable)	16 kbps voice analog interface	T
3.2.3.12.3 (If Applicable)	Push-to-talk	T
3.2.3.13.5	I/O configuration identifier	T
3.2.3.18.1	ADDSI interface	T
3.2.3.18.1.1	ADDSI interface	T
3.2.3.18.1.2	GPS Interface	T
3.2.3.18.1.3	Ethernet Interface	T
3.2.3.18.2	BIT Display	T
3.2.3.18.3	On/Off/Standby switch	T
3.2.3.18.4	Secure Data Unit (SDU) interface	T
3.2.3.18.5	Support Equipment interface	T
3.2.3.18.6	Prime Power interface	T
3.2.3.18.7	Status indicator	T
3.2.3.18.8	Grounding	T
3.2.3.18.9	Loading indicator	T
3.2.3.18.12	ETR Interface	T
3.2.3.18.13	Manual Initiated BIT	T
3.2.3.18.14	Additional message processing	T
3.2.4	Physical characteristics	I
3.2.4.1	Protective coatings	I
3.2.4.2	Volume and form factor	I
3.2.4.2.1	MIDS LVT(2) configuration	I
3.2.4.2.2	Front connector configuration	I
3.2.4.3	Weight	I
3.2.4.4	Color	I
3.2.4.4 a.		I
3.2.4.4 b.		I
3.2.4.5	Mounting provisions	I
3.2.4.6	Electrical connector configuration	I

T:	Test
I:	Inspection

3

ATTACHMENT J	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Methods
3.2.4.6 a.		I
3.2.4.6 b.		I
3.2.4.6 c.		I
3.3.1.2.7	Screws	I
3.3.1.3	Environmental stress screening	T
3.3.3 a.		I
3.3.3 b.		I
3.3.3 c.		I
3.3.3 d.		I
3.3.3 e.		I
3.3.3 f.		I
3.3.3 g.		I
3.3.4	Workmanship	I
3.3.4 a.		I
3.3.4 b.		I
3.3.4 c.		I

T:	Test
I:	Inspection

4

ATTACHMENT K	10/22/09
Acceptance Test Requirements Matrix for LVT(3)
October 22, 2009

Contents:
Cover	1 page
Text	3 pages

ATTACHMENT K	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.1.1.2.19	Time slot operations	T
3.2.1.1.1.3.2.2	Normal mode	T
3.2.1.1.1.3.3.2	Normal range mode	T
3.2.1.1.1.3.6.1	Mode 1	T
3.2.1.1.1.3.7.1	Normal output power mode	T
3.2.1.1.1.3.7.2	Low output power mode	T
3.2.1.1.1.3.7.5	Medium output power mode	T
3.2.1.1.1.4.7	Loading of cryptovariables	T
3.2.1.1.1.4.8	Erasure of cryptovariables	T
3.2.1.1.1.4.8 c.		T
3.2.1.1.1.4.8 d.		T
3.2.1.1.1.5.2	Network time	T
3.2.1.1.1.5.3.1	NTR without external time reference	T
3.2.1.1.1.5.3.1 a.		T
3.2.1.1.1.5.3.1 b.		T
3.2.1.1.1.5.3.1 c.		T
3.2.1.1.1.5.3.1 d.		T
3.2.1.1.1.5.4.3	Initial network entry	T
3.2.1.1.1.5.5.1	General	T
3.2.1.1.1.5.5.2	Coarse synchronization	T
3.2.1.1.1.5.5.2 a.		T
3.2.1.1.1.5.5.2 b.		T
3.2.1.1.1.5.5.3	Fine synchronization	T
3.2.1.1.1.5.5.5.1	General	T
3.2.1.1.1.5.5.5.2	Type 2(0) RTT-A interrogation	T
3.2.1.1.1.5.5.5.4	RTT reply	T
3.2.1.1.1.5.5.5.4.a		T
3.2.1.1.1.5.5.5.4.b		T
3.2.1.1.1.5.5.6	TOA measurement, RTT interrogation	T
3.2.1.1.1.5.6.2	Terminal clock	T
3.2.1.1.1.5.6.4	Time-of-arrival measurement accuracy	T
3.2.1.1.1.5.6.7	Terminal chronometer	T
3.2.1.1.1.5.6.7 a		T
3.2.1.1.1.5.6.7 b		T
3.2.1.1.1.5.6.7 c		T
3.2.1.1.1.5.6.7 d		T
3.2.1.1.1.6.6	Terminal initialization data	T
3.2.1.1.1.15.2	Message construction	T
3.2.1.1.1.15.3.1	Terminal-generated messages	T
3.2.1.1.1.19.1	General	T

T:	Test
I:	Inspection

1

ATTACHMENT K	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.1.1.19.2	Adaptable parameters	T
3.2.1.1.1.19.2 e.		T
3.2.1.1.1.19.2 f.		T
3.2.1.1.1.19.5	Start-up	T
3.2.1.1.1.19.5 a.		T
3.2.1.1.1.19.7	Prime power interruption	T
3.2.1.1.1.20.2	Network information exchange	T
3.2.1.1.1.21	RF signal output capability	T
3.2.1.1.1.21.1	Antenna interface signal output	T
3.2.1.1.1.21.1 b.		T
3.2.1.1.1.21.1 b.1		T
3.2.1.1.1.21.1 c.		T
3.2.1.1.1.21.1 d.		T
3.2.1.1.1.21.1 e.		T
3.2.1.1.1.21.1.1	RF pulse spectrum	T
3.2.1.1.1.21.1.1 a.		T
3.2.1.1.1.21.1.2	Out-of-band emission characteristics	T
3.2.1.1.1.21.1.2 a.		T
3.2.1.1.1.22	TDMA transmission compatibility capability	T
3.2.1.1.1.22 f.		T
3.2.1.1.1.22.1.2	1030/1090 MHz emissions	T
3.2.1.1.1.22.1.2 a.		T
3.2.1.1.1.23	Reception performance capability and RF signal input capability	T
3.2.1.1.1.23.1	General	T
3.2.1.1.1.23.2	Dynamic range	T
3.2.1.1.1.24.2	Error rates	T
3.2.1.2.1	Terminal standby mode	T
3.2.1.2.1 a.		T
3.2.1.2.1.1	Data retention capability	T
3.2.1.2.1.2	Loading of cryptovariables capability	T
3.2.1.2.1.2 a.		T
3.2.1.2.1.2 b.		T
3.2.1.2.1.3	Cryptovariable erase capability	T
3.2.3.1 (If Applicable)	Data bus interface description	T
3.2.3.1 c.		T
3.2.3.1.1.3.9	TOMA NOGO	T
3.2.3.1.2 (If Applicable)	Avionics data bus interface	T
3.2.3.2	Suppression signal interface description	T
3.2.3.2.1 b.		T
3.2.3.2.1 c.		T
3.2.3.2.1 g.		T
3.2.3.2.2 a.		T

T:	Test
I:	Inspection

2

ATTACHMENT K	10/22/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.3.3	Antenna interface description	I
3.2.3.3 c.		T
3.2.3.3 d.		T
3.2.3.6	TACAN interface description	T
3.2.3.6 a.		T
3.2.3.6 c.		T
3.2.3.7.1	Timing signal interface description — Mode 1	T
3.2.3.7.1.1	Time synchronization input interface	T
3.2.3.7.1.2	Time synchronization output interface	T
3.2.3.7.2	Timing signal interface description — Mode 2	T
3.2.3.7.2.1	Time synchronization and input interface	T
3.2.3.11	Platform mounting interface description	T
3.2.3.13.1	SDU zeroize interface	T
3.2.3.13.2	Terminal power on interface	T
3.2.3.13.3	Terminal standby interface	T
3.2.3.14.1	Time slot synchronization	T
3.2.3.14.8	IFF Emergency switch interface.	T
3.2.4	Physical characteristics	I
3.2.4.1	Protective coatings	I
3.2.4.2	Volume and form factor	I
3.2.4.2.2	Front connector configuration	I
3.2.4.3	Weight	I
3.2.4.4 b.		I
3.2.4.5	Mounting provisions	T
3.2.4.6	Electrical connector configuration	I
3.2.4.6 b.		I
3.2.5.2.6	Built-in-tests	T
3.2.5.2.6.1	Start-up BIT	T
3.2.5.2.6.2	Operational BIT	T
3.2.5.2.6.3	Manually initiated BIT	T
IF76301A328A5068 Rev C Section 3.4.2	Environmental Stress Requirements	T
3.3.3 a.		I
3.3.3 b.		I
3.3.3 c.		I
3.3.4	Workmanship	I
3.3.4 a.		I
3.3.4 b.		I
3.3.4 c.		I

T:	Test
I:	Inspection

3

ATTACHMENT N	10/27/09
Acceptance Test Requirements Matrix for Terminals
Executing NSIO and NCP Software
October 27, 2009

Contents:
Cover	1 page
Text	4 pages

ATTACHMENT N	10/27/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.1.1.2.19	Time slot operations	T
3.2.1.1.1.3.2.2	Normal mode	T
3.2.1.1.1.3.3.2	Normal range mode	T
3.2.1.1.1.3.6.1	Mode 1	T
3.2.1.1.1.3.7.1	Normal output power mode	T
3.2.1.1.1.4.7	Loading of cryptovariables	T
3.2.1.1.1.4.8	Erasure of cryptovariables	T
3.2.1.1.1.4.8 c.		T
3.2.1.1.1.4.8 d.		T
3.2.1.1.1.5.2	Network time	T
3.2.1.1.1.5.3.1	NTR without external time reference	T
3.2.1.1.1.5.3.1 a.		T
3.2.1.1.1.5.3.1 b.		T
3.2.1.1.1.5.3.1 c.		T
3.2.1.1.1.5.3.1 d.		T
3.2.1.1.1.5.4.3	Initial network entry	T
3.2.1.1.1.5.5.1	General	T
3.2.1.1.1.5.5.2	Coarse synchronization	T
3.2.1.1.1.5.5.2 a.		T
3.2.1.1.1.5.5.2 b.		T
3.2.1.1.1.5.5.3	Fine synchronization	T
3.2.1.1.1.5.5.5.1	General	T
3.2.1.1.1.5.5.5.2	Type 2(0) RTT-A interrogation	T
3.2.1.1.1.5.5.5.4	RTT reply	T
3.2.1.1.1.5.5.5.4.a		T
3.2.1.1.1.5.5.5.4.b		T
3.2.1.1.1.5.5.6	TOA measurement, RTT interrogation	T
3.2.1.1.1.5.6.2	Terminal clock	T
3.2.1.1.1.5.6.4	Time-of-arrival measurement accuracy	T
3.2.1.1.1.5.6.7	Terminal chronometer	T
3.2.1.1.1.5.6.7 a		T
3.2.1.1.1.5.6.7 b		T
3.2.1.1.1.5.6.7 c		T
3.2.1.1.1.5.6.7 d		T
3.2.1.1.1.6.6	Terminal initialization data	T
3.2.1.1.1.15.2	Message construction	T
3.2.1.1.1.15.3.1	Terminal-generated messages	T
3.2.1.1.1.19.1	General	T
3.2.1.1.1.19.2	Adaptable parameters	T
3.2.1.1.1.19.2 e.		T
3.2.1.1.1.19.2 f.		T

T:	Test
I:	Inspection

1

ATTACHMENT N	10/27/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.1.1.1.19.5	Start-up	T
3.2.1.1.1.19.5 a.		T
3.2.1.1.1.19.7	Prime power interruption	T
3.2.1.1.1.20.2	Network information exchange	T
3.2.1.1.1.21	RF signal output capability	T
3.2.1.1.1.21.1	Antenna interface signal output	T
3.2.1.1.1.21.1 b.		T
3.2.1.1.1.21.1 b.1		T
3.2.1.1.1.21.1 c.		T
3.2.1.1.1.21.1 d.		T
3.2.1.1.1.21.1 e.		T
3.2.1.1.1.21.1.1	RF pulse spectrum	T
3.2.1.1.1.21.1.1 a.		T
3.2.1.1.1.21.1.2	Out-of-band emission characteristics	T
3.2.1.1.1.21.1.2 a.		T
3.2.1.1.1.22	TDMA transmission compatibility capability	T
3.2.1.1.1.22 f.		T
3.2.1.1.1.22.1.2	1030/1090 MHz emissions	T
3.2.1.1.1.22.1.2 a.		T
3.2.1.1.1.23	Reception performance capability and RF signal input capability	T
3.2.1.1.1.23.1	General	T
3.2.1.1.1.23.2	Dynamic range	T
3.2.1.1.1.24.2	Error rates	T
3.2.1.2.1	Terminal standby mode	T
3.2.1.2.1 a.		T
3.2.1.2.1.1	Data retention capability	T
3.2.1.2.1.2	Loading of cryptovariables capability	T
3.2.1.2.1.2 a.		T
3.2.1.2.1.2 b.		T
3.2.1.2.1.3	Cryptovariable erase capability	T
3.2.3.1	Data bus interface description	T
3.2.3.1 c.		T
3.2.3.1.1	General rules	T
3.2.3.1.1.3.8	BIT initiate	T
3.2.3.1.1.3.9	TDMA NOGO	T
3.2.3.2	Suppression signal interface description	T
3.2.3.2.1 a.		T
3.2.3.2.1 b.		T
3.2.3.2.1 c.		T
3.2.3.2.1 e.		T
3.2.3.2.1 f.		T
3.2.3.2.2 a.		T

T:	Test
I:	Inspection

2

ATTACHMENT N	10/27/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.2.3.2.2 c.		T
3.2.3.3	Antenna interface description	I
3.2.3.3 c.		T
3.2.3.3 d.		T
3.2.3.7.2	Timing signal interface description — Mode 2	T
3.2.3.7.2.1	Time synchronization and input interface	T
3.2.3.11	Platform mounting interface description	T
3.2.3.12	Voice interface description	T
3.2.3.12.1	2.4 kbps voice analog interface	T
3.2.3.12.2	16 kbps voice analog interface	T
3.2.3.12.3	Push-to-talk	T
3.2.3.13.1	SDU zeroize interface	T
3.2.3.13.2	Terminal power on interface	T
3.2.3.13.3	Terminal standby interface	T
3.2.3.14	Status Interface	T
3.2.3.14.1	Time slot synchronization	T
3.2.3.14.2	Reception detect	T
3.2.3.14.7	Active receive indication interface.	T
3.2.4	Physical characteristics	I
3.2.4.2	Volume and form factor	I
3.2.4.2.2	Front connector configuration	I
3.2.4.3	Weight	I
3.2.4.4	Color	I
3.2.4.4 a.		I
3.2.4.4 b.		I
3.2.4.5	Mounting provisions	T
3.2.4.6	Electrical connector configuration	I
3.2.4.6 b.		I
3.2.5.2.6	Built-in-tests	T
3.2.5.2.6.1	Start-up BIT	T
3.2.5.2.6.2	Operational BIT	T
3.2.5.2.6.3	Manually initiated BIT	T
3.3.1.3	Environmental stress screening (ESS)	T
3.3.3 a.		I
3.3.3 b.		I
3.3.3 c.		I
3.3.3 d.		I
3.3.3 e.		I
3.3.3 f.		I
3.3.3 g.		I
3.3.4	Workmanship	I
3.3.4 a.		I

T:	Test
I:	Inspection

3

ATTACHMENT N	10/27/09

Verification
SSS SECTION REFERENCE	TITLE	Method
3.3.4 b.		I
3.3.4 c.		I

T:	Test
I:	Inspection

4

CDRL General Instructions	17 Feb 2010
1. The instructions for preparation of each data item in the CDRL (DD Form 1423-1) are given on individual Data Item Descriptions (DIDs), DD Forms 1664. DIDs may be found on the Defense Standardization Program Web site at http://www.dsp.dla.mil. The DID revision current at time of contract award shall be used, unless otherwise noted. In some cases the CDRL contains additional instructions for preparation of data items. Where these additional instructions are extensive, backup sheets are utilized. All the instructions contained in the CDRL forms or on the backup sheets are directive on the contractor. CDRL Revisions will be issued on a page-by-page basis.
2. The contractor shall collect, prepare and distribute the data in accordance with the CDRL or as called for by FAR and FAR Supplement clauses of the contract. This will be done by the most economical method, within the requirements of the contract.
3. The data items in the CDRL are cross-referenced to the associated work statement tasks under which the basic information is generated. “Contract Reference” will be Statement of Work paragraph numbers unless annotated otherwise. When new delivery orders are placed utilizing existing CDRLs, the “contract references” block do not need to be updated.
4. Transmittal documents must clearly identify the document(s) delivered and must also be sequentially numbered within CDRL Sequence Number(s), i.e., the third delivery of CDRL Sequence Number A001 shall be identified as A001-003. Transmittal documents shall also specify the delivery order requiring the delivery. Each item delivered under the same CDRL number shall be separately sequenced. Final delivery of each data item shall also be annotated on the transmittal document.
5. For all data items requiring Government approval, the contractor shall deliver a final version within 30 days after receipt of Government comments (DARGC) unless otherwise noted on the individual DD Forms 1423. The Government’s response may take the form of approval, approval-with-comments or comments. The following definitions apply:

Approval:	The data submission is acceptable as submitted.

Approval-With- Comments:	The data submission will be acceptable when Government comments are satisfactorily incorporated.

Comments:	The data submission is deficient in scope, format, technical content and/or intelligibility and requires rework. The data submission will not be considered for further action by the Government until the comments are adequately incorporated.
6. The contractor shall use distribution and control markings as follows:
a. The following Distribution Statement shall be used on all data deliverables except as noted on the individual DD Form 1423 or as required by b. below:
DISTRIBUTION STATEMENT: Distribution of this document is limited to the Ministries of Defense (MODs) of France, Germany, Italy and Spain; the US DoD; and their contractors only in order to control critical technology. Other requests for this document shall be referred to the MIDS International Program Office, Joint Program Executive Office, Joint Tactical Radio System (JPEO JTRS MIDS IPO); 33050 Nixie Way, San Diego, CA 92147-5416.

1 of 3

CDRL General Instructions	17 Feb 2010
b. The following Distribution Statement shall be used on all data deliverables that are determined to be releasable within the United States only:
DISTRIBUTION STATEMENT: Distribution of this document is limited to the United States Department of Defense and US DoD contractors only in order to control critical technology. Other requests for this document shall be referred to the MIDS Program Office, Joint Program Executive Office, Joint Tactical Radio System (JPEO JTRS MPO); 33050 Nixie Way, San Diego, CA 92147-5416.
c. The following Warning shall be used on all data deliverables that are determined to contain export-controlled technical data:
WARNING — This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751, et. Seq.) or the Export Administration Act of 1979, as amended, Title 50, U.S.C., App. 2401 et. Seq. Violations of these export laws are subject to severe criminal penalties.
d. In addition to any other required distribution or control markings, all unclassified data deliverables shall be marked in accordance with DoD 5200.1R with the following:
FOR OFFICIAL USE ONLY
7. The contractor may deliver CDRL items early except that CDRL items with an established as-of date shall not be delivered prior to the as-of date as established by the DD Form 1423, Block 11. Delivery dates stipulated are for receipt at the destination.
8. All CDRL items identified on the DD Form 1423 as Joint CDRL items require signature by each participating contractor prior to submittal to the Government. Only one of the participating contractors is required to submit the data item; however, the contractor that is not submitting the data item shall provide a transmittal letter referencing the submittal by the contractor providing the data item.
9. Data shall be delivered in digital format. The preferred method for this delivery shall be via the Program Office’s data Web sites for unclassified data, and SIPRNET for classified data. If SIPRNET account is not yet approved, classified data shall be delivered via mail in digital format on portable electronic media. A scanned electronic image of the signed, formal delivery letter and all signature pages for all deliveries shall be included in the data delivery. Data provided in hard copy format or on portable digital media shall be delivered to the following addressees:
Unclassified Mailing Address:
JPEO JTRS MIDS PMO
Attn: John Foran (317I)
33050 Nixie Way
San Diego, CA 92147-5416
Classified Mailing Address*:
Commanding Officer,
SPAWARSYSCEN, Code D0355

2 of 3

CDRL General Instructions	17 Feb 2010
53560 Hull St.
San Diego, CA 92152-5410
(619) 553-4926

*	The unclassified mailing address shall be put on the inside wrapping of the classified mailing.
10. Data items delivered in digital format on portable electronic media shall be provided on CD-ROM.
11. Digitally formatted data deliveries shall be provided in PDF or XML format. For two dimensional drawings, illustrations, and schematics, the digital formats shall be “Vector (CGM, SVG)” for new products and “Raster (TIFF, BMP, JPEG, PNG)” for existing data products. Native format files will be supplied to the Government upon request or if specified in the DD Form 1423. With the exception of specific types of technical drawings and databases, the preferred native file format for most deliveries is in the latest commonly available version of MS Office (MS Word for text and tables, MS Excel format for spreadsheets and MS Power Point for presentations).
12. With the exception of specific types of technical drawings, the contractor shall use U.S. A-size paper for formatting of all data items.

3 of 3

EXHIBIT “A”          MIDS LVT CDRLs

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM TEST PROCEDURE	3. SUBTITLE RADIO TERMINAL SET ACCEPTANCE TEST PROCEDURE (ATP)

4. AUTHORITY (Data Acquisition Document No.) DI-NDTI-80603A (SEE BLK 16)	5. CONTRACT REFERENCE SOW 3.2.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY OTIME	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro

16. REMARKS

BLK 4. ALL ACCEPTANCE TEST REQUIREMENTS IN ATTACHMENTS I, J OR K SHALL BE MAPPED TO THE SPECIFIC TEST PROCEDURES USED FOR VERIFICATION.

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLK 12. 90 DAYS PRIOR TO START OF ACCEPTANCE TESTING.

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 SEP 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM TEST PROCEDURE	3. SUBTITLE LRU/SRU ACCEPTANCE TEST PROCEDURE (ATP)

4. AUTHORITY (Data Acquisition Document No.) DI-NDTI-80603A	5. CONTRACT REFERENCE SOW 3.2.2, 3.2.3	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY OTIME	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS BLK 9. SEE CDRL GENERAL INSTRUCTIONS. BLK 12. 90 DAYS PRIOR TO START OF ACCEPTANCE TESTING. BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM METRICS REPORT	3. SUBTITLE MIDS LVT PROD RPT

4. AUTHORITY (Data Acquisition Document No.) SEE BLK 16	5. CONTRACT REFERENCE SOW 3.4.7	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY MTHLY	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE 0	13. DATE IF SUBSEQUENT SUBM. NLT 15 DARP		Draft	Final
						Reg	Repro
16. REMARKS

BLK 4. CONTRACTOR FORMAT IS ACCEPTABLE. THE METRICS REPORT SHALL INCLUDE THE FOLLOWING AT A MINIMUM:

   - FIRST TIME TEST YIELDS ON EACH SRU AND TERMINAL

   - STE DOWNTIME

   - NUMBER OF SRUS RETURNED FOR REWORK

   - WORK IN INEVNTORY

   - WORK IN PROGRESS

   - NUMBER OF ESS CYCLES PERFOMED ON EACH ACCEPTED TERMINAL

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLK 12. NO LATER THAN 15 DAYS AFTER THE END OF THE MONTH THAT THE FIRST TERMINAL IS DELIVERED

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.

				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM HAZARDOUS MATERIAL SUMMARY REPORT	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.) DI-ILSS-81168A (See Blk 16)	5. CONTRACT REFERENCE SOW 3.5	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY SEE BLK 16	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM. SEE BLK 16		Draft	Final
						Reg	Repro

16. REMARKS

BLK 4. REPLACE PARAGRAPH 3.1 WITH “THIS REPORT CONTAINS A LISTING OF ALL HAZARDOUS MATERIALS USED IN, SUPPLIED WITH, OR REQUIRED TO SUPPORT A SYSTEM/EQUIPMENT. IT SHALL INCLUDE JUSTIFICATION FOR THE USE OF HAZARDOUS MATERIALS. THE SUMMARY IS USED TO ELIMINATE OR REDUCE IDENTIFIED HAZARDOUS MATERIAL DURING THE DESIGN PROCESS.”

REPLACE PARAGRAPH 7.1 WITH “THIS DATA ITEM DESCRIPTION (DID) CONTAINS THE FORMAT FOR THE DATA AS REQUIRED BY THE CONTRACT. A MATERIAL SAFETY DATA SHEET (MSDS) (OSHA FORM 174) SHALL BE SUBMITTED FOR ALL MATERIAL LISTED ON THE HAZARDOUS MATERIAL SUMMARY REPORT.”

REPLACE PARAGRAPH 10.2 WITH “FORMAT. CONTRACTOR FORMAT IS ACCEPTABLE.” DELETE PARAGRAPHS 10.3, 10.3.1, AND 10.3.2.

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLKS 10/12/13. AS REQUIRED. THE REPORT SHALL BE SUBMITTED WITH MSDS’ ATTACHED FOR ALL HAZARDOUS MATERIALS LISTED AS THEY ARE IDENTIFIED.

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.

				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN, DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM DATABASE DESIGN DESCRIPTION	3. SUBTITLE CONTRACTOR DATABASE

4. AUTHORITY (Data Acquisition Document No.) DI-IPSC-81437A	5. CONTRACT REFERENCE SOW 3.7.2.1, 3.7.3	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY BI-WE	12. DATE OF FIRST SUBMISSION 1 DARP	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE 0	13. DATE IF SUBSEQUENT SUBM. 1 DARP		Draft	Final
						Reg	Repro
16. REMARKS BLK 9. SEE CDRL GENERAL INSTRUCTIONS. BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN, DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 1001	B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM TECHNICAL DATA PACKAGE	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.) SEE BLK 16	5. CONTRACT REFERENCE SOW 3.9.2	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ DD	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY OTIME	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro

16. REMARKS

BLK 4.
   DI-SESS-81000C - PRODUCT DRAWINGS/MODELS AND ASSOCIATED LISTS
   DI-SESS-81004C - SPECIAL INSPECTION EQUIPMENT (SIE) DRAWINGS/MODELS AND
ASSOCIATED LISTS
   DI-SESS-81008C - SPECIAL TOOLING (ST) DRAWINGS/MODELS AND ASSOCIATED LISTS
   SEE TDP SELECTION WORKSHEET ATTACHED.

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLK 12. DUE NLT 30 DAYS AFTER OPTION IS EXERCISED.

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.

				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN, DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

TDP OPTION SELECTION WORKSHEET PRODUCT DRAWINGS AND ASSOCIATED LISTS

A. CONTRACT NO.	B. EXHIBIT/ATTACHMENT NO.	C. CLIN	D. CDRL DATA ITEM NO.
N00039-10-D-0032	A	1001	A006

1. DELIVERABLE PRODUCT (X and complete as applicable.)
a. ORIGINALS (Specify current design activity’s full size reproducible drawing or digital data file(s) on which is kept the revision record as official)(Identify specification, type, grade and class, etc.)
b. REPRODUCTIONS (Identify specifications, type, grade and class, etc., and quantity of each)
X	c. DIGITAL DATA (Identify specification, exchange media, etc. and specify original (master) or copy) SEE BLK 9
2. CAGE CODE AND DOCUMENT NUMBERS (X ONE)
X	a. CONTRACTOR
b. GOVERNMENT Complete (1) and (2) or (3)

(1) Use CAGE Code	(2) Use Document Numbers	(3) To Be Assigned By:

3. DRAWING FORMATS AND DRAWING FORMS (X one and complete as applicable)
X	a. CONTRACTOR FORMATS. Forms to be supplied by contractor.
b. GOVERNMENT FORMATS. Forms to be supplied by Contractor. Samples supplied by (Specify)
c. GOVERNMENT FORMATS. Forms to be supplied as Government Furnished Material by (Specify)
4. TYPES OF DRAWINGS SELECTION (X one)
	a. CONTRACTOR SELECTS	X	b. GOVERNMENT SELECTS (Specify) Use ASME Y14.24 Drawing Types

5. ASSOCIATED LISTS (X and complete as applicable)
X	a. PARTS LIST (X one)		(1) Integral	X	(2) Separate
X	b. DATA LISTS (X one)		(1) Not Required	X	(2) Required to SRU level
X	c. INDEX LISTS (X one)		(1) Not Required	X	(2) Required at Terminal level
X	d. WIRING LISTS (X one)		(1) Not Required	X	(2) Required as required for assemblies
X	e. INDENTURED DATA LISTS (X one)		(1) Not Required	X	(2) Required at Top Assembly level
	f. APPLICATION LISTS (X one)	X	(1) Not Required		(2) Required

6. DETAILS (X one)

	a. MULTIDETAIL DRAWINGS PERMITTED		X	b. MONODETAIL DRAWINGS MANDATORY

7. VENDOR SUBSTANTIATION DATA (X one)

X	a. NOT REQUIRED			B. REQUIRED

8. APPLICABILITY OF STANDARDS. The following Standards apply; (X as applicable)

X	a. ASME Y14.100M ENGINEERING DRAWING PRACTICES (COMMERCIAL)	b. MIL-STD-100 ENGINEERING DRAWING PRACTICES	X	c. ASME Y14.34M, ASSOCIATED LISTS	d. EXISTING STANDARDS DO NOT APPLY

9. OTHER TAILORING (Attach additional sheets as necessary)

Block 1.c. The Contractor shall deliver the drawings in the native file format and in digital CALS Type 4 Raster image files (JEDMICS), per MIL-PRF-28002C, on Compact Optical Media IAW ISO 9660 and Compact Disc Exchange (CDEX) requirements. Text type documents, such as, but not limited to, specifications, vendor item and specification control documents, drawings and lists shall be provided in Portable Document Format (pdf). To take advantage of the latest in digital media technology, final media decisions shall be made at the time of delivery by the requiring office identified in Block 6 of the CDRL. Transfer media shall be marked and labeled, and comply with the interface requirements of MIL-STD-1840.

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM TEST PROCEDURE	3. SUBTITLE REGRESSION VERIFICATION PROCEDURE (RVP)

4. AUTHORITY (Data Acquisition Document No.) DI-NDTI-80603A	5. CONTRACT REFERENCE SOW 3.9.3.1.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM. SEE BLK 16		Draft	Final
						Reg	Repro
16. REMARKS

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLKS 12. AND 13. 60 DAYS PRIOR TO START OF EACH VERIFICATION ALONG WITH THE
APPLICABLE CLASS I ECP (CDRL A009 OR A011).

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM TEST/INSPECTION REPORT	3. SUBTITLE REGRESSIVE VERIFICATION REPORT (RVR)

4. AUTHORITY (Data Acquisition Document No.) DI-NDTI-80809B	5. CONTRACT REFERENCE SOW 3.9.3.1.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS BLK 9. SEE CDRL GENERAL INSTRUCTIONS. BLK 12. DELIVER REPORT NLT 30 DAYS AFTER COMPLETION OF VERIFICATION.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A009	2. TITLE OF DATA ITEM ENGINEERING CHANGE PROPOSAL (ECP)	3. SUBTITLE ENGINEERING CHANGE PROPOSAL (ECP), CLASS I CCB APPROVABLE

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-80639C (SEE BLK 16)	5. CONTRACT REFERENCE SOW 3.9.3.1.1.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY OTIME	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE SEE BLK 16		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro

16. REMARKS

BLK 4. REVISE DID REQUIREMENTS ITEM 2. FORMAT AND CONTENT: REPLACE “ ... SHALL BE
PREPARED IN CONTRACTOR FORMAT. ” WITH “ ... SHALL BE PREPARED USING GOVERNMENT
ECP DD FORM 1692 , ALL APPLICABLE PAGES.”

BLK 8. THIS DATA ITEM IS SUBMITTED FOR INFORMATIONAL PURPOSES AND THE ECP
REQUIRES MIDS IPO CCB ACTION.

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLK 12. 90 DARO.
- SUBMIT ECP/NOR TO EMS/CMS
- RESOLVE COMMENTS FROM MIDS IPO, VENDORS AND PLATFORMS
- IF REQUESTED BY THE GOVERNMENT, SUBMIT A CORRECTED ECP/NOR TO EMS/CMS
- AFTER RECEIVING GOVERNMENT REQUEST FOR A FORMAL ECP, SUBMIT FORMAL ECP/NOR TO EMS/CDRL WITHIN 7 DAYS

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 SEP 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A010	2. TITLE OF DATA ITEM NOTICE OF REVISION (NOR)	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-80642C (SEE BLK 16)	5. CONTRACT REFERENCE SOW 3.9.3.1.1.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY OTIME	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS

BLK 4. REVISE DID REQUIREMENT ITEM 2. FORMAT AND CONTENT: REPLACE “.... SHALL BE
PREPARED IN CONTRACTOR FORMAT.” WITH “... SHALL BE PREPARED USING GOVERNMENT NOR DD FORM 1695.”

THE GOVERNMENT DD FORM 1695 SHALL BE USED AT MINIMUM AS PAGE 1. CONTINUATION
PAGES MAY BE DEVELOPED BY THE CONTRACTOR. CONTINUATION PAGES SHALL MAINTAIN
SIMILAR FORMAT TO CONTAIN AT A MINIMUM THE PAGE NUMBER, NOR NUMBER, ASSOCIATED
ECP NUMBER AFFECTED DOCUMENT IDENTIFICATION, AND THE DETAILED DESCRIPTION OF
DOCUMENT CHANGES. NO SIGNTURE BLOCKS ARE REQUIRED ON CONTINUATION PAGES.

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLK 12. SUBMIT NORS IN CONJUNCTION WITH EACH CCB APPROVABLE ECP (A009).

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 SEP 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A011	2. TITLE OF DATA ITEM ENGINEERING CHANGE PROPOSAL (ECP)	3. SUBTITLE ECP, CLASS I, NON-APPROVABLE

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-80639C (SEE BLK 16)	5. CONTRACT REFERENCE SOW 3.9.3.1.1.2	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION ASREQ	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS

BLK 4. REVISE DID REQUIREMENTS ITEM 2. FORMAT AND CONTENT: REPLACE “...SHALL BE
PREPARED IN CONTRACTOR FORMAT.” WITH “...SHALL BE PREPARED USING GOVERNMENT ECP DD FORM 1692, ALL APPLICABLE PAGES.”

BLK 9. SEE CDRL GENERAL INSTRUCTIONS.

BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 SEP 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A012	2. TITLE OF DATA ITEM ENGINEERING CHANGE PROPOSAL (ECP)	3. SUBTITLE ENGINEERING CHANGE PROPOSAL (ECP), CLASS II

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-80639C (SEE BLK 16)	5. CONTRACT REFERENCE SOW 3.9.3.1.2	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION ASREQ	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS

BLK 4. REVISE THE REQUIREMENTS OF THE DID AS FOLLOWS:
IN SECOND PARAGRAPH UNDER “ USE RELATIONSHIPS:” REMOVE THE SECOND AND THIRD
SENTENCES, AS THEY DO NOT APPLY TO THE CONTRACTOR CLASS II CHANGE. REMOVE: “ THIS
DID IS USED IN CONJUNCTION WITH A NOTICE OF REVISION (NOR) (DI-CMAN-80642B). A
REQUIREMENT FOR NORS SHOULD BE CONTRACTUALLY IMPOSED IN CONJUNCTION WITH THIS DID.”

CONTRACTOR INTERNAL ENGINEERING CHANGE FORMAT IS ACCEPTABLE PER DID
REQUIEMENTS ITEM 2. ADDITIONALLY, THE DELIVERED FORM IS NOT REQUIRED TO BE
CALLED AN ECP - THE CONTRACTOR CHANGE DOCUMENT TITLE IS ALSO ACCEPTABLE
EXAMPLE: EO, ECO, ECN ...).

BLK 9, 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 SEP 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A013	2. TITLE OF DATA ITEM REQUEST FOR DEVIATION (RFD)	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-80640C (SEE BLK 16)	5. CONTRACT REFERENCE SOW 3.9.3.2	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION ASREQ	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS

BLK 4. REVISE DID REQUIREMENTS ITEM 2. FORMAT AND CONTENT: REPLACE “...SHALL BE
PREPARED IN CONTRACTOR FORMAT.” WITH “...SHALL BE PREPARED USING GOVERNMENT
ECP DD FORM 1694.”

BLKS 9, 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A014	2. TITLE OF DATA ITEM CONFIGURATION STATUS ACCOUNTING INFORMATION	3. SUBTITLE CONFIGURATION MANAGEMENT ACCOUNTING REPORT (CMAR)

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-81253A	5. CONTRACT REFERENCE SOW 3.9.4.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY SEMIA	12. DATE OF FIRST SUBMISSION 30 DAEOQ	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE 0	13. DATE IF SUBSEQUENT SUBM. 30 DARP		Draft	Final
						Reg	Repro
16. REMARKS BLK 9, 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A015	2. TITLE OF DATA ITEM AS BUILT CONFIGURATION LIST (ABCL)	3. SUBTITLE CONFIGURATION DATA INFORMATION

4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-81516	5. CONTRACT REFERENCE SOW 3.9.4.2	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY OTIME	12. DATE OF FIRST SUBMISSION SEE BLK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS BLK 9. SEE CDRL GENERAL INSTRUCTIONS. BLK 12. CONCURRENT WITH EACH DELIVERY OF A CONFIGURATION ITEM TO THE GOVERNMENT. BLK 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE

CONTRACT DATA REQUIREMENTS LIST (CDRL) (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010, 2010, 3010, 4010, 5010	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER MGMT

D. SYSTEM/ITEM MIDS-LVT AN/USQ-140(V) (C)	E. CONTRACT/PR NO. N00039-10-D-0032	F. CONTRACTOR VIASAT INC.

1. DATA ITEM NO. A016	2. TITLE OF DATA ITEM DATA ACCESSION LIST (DAL)	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81453A	5. CONTRACT REFERENCE SOW 3.10.1	6. REQUIRING OFFICE JPEO JTRS MIDS PMO

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED SEE BLK 16	10. FREQUENCY ANNLY	12. DATE OF FIRST SUBMISSION 90 DAC	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE IF SUBSEQUENT SUBM.		Draft	Final
						Reg	Repro
16. REMARKS BLK 9, 14. SEE CDRL GENERAL INSTRUCTIONS.
				SEE BLK 16		1

				15. TOTAL →		1
G. PREPARED BY JOHN FORAN , DATA MANAGER	H. DATE 30 Sep 2009	I. APPROVED BY DAVID FELKER, COR			J. DATE 30 Sep 2009

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED	Page 1 of 1 Pages

17.	PRICE GROUP
18.	ESTIMATED TOTAL PRICE